UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC  20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240. 14a-12

LML PAYMENT SYSTEMS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:
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☐
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LML PAYMENT SYSTEMS INC.
SUITE 1680 - 1140 WEST PENDER STREET
VANCOUVER, BRITISH COLUMBIA V6E 4G1

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON , 2012

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The special meeting (hereafter referred to as our “special meeting”) of shareholders (the “Shareholders”) of LML Payment Systems Inc. will be held at ♦, on ♦, 2012, at 10:00 a.m. local time, for the purposes of:

1.
considering, pursuant to an interim order of the Supreme Court of British Columbia dated , 2012 (the “Interim Order”), and, if thought fit, passing, with or without variation, a special resolution of Shareholders, the full text of which is set out in Appendix A to the proxy statement, approving a statutory arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (“BCBCA”) pursuant to which Digital River, Inc. will, indirectly through LML Acquisition Corp., acquire all of the issued and outstanding common shares of our company, all as more fully described in the proxy statement; and

2.	transacting any other business that may properly come before the special meeting or any adjournment or adjournments thereof.

Our board of directors and special committee have each approved and adopted the arrangement agreement and the Arrangement, have determined that the terms of the Arrangement are fair to and in the best interests of our company and the Shareholders and recommend that you vote “FOR” approval of the special resolutions of Shareholders approving the Arrangement.  Voting “FOR” approval of the special resolutions also constitutes your approval of the Arrangement Agreement and the Arrangement.

Registered Shareholders have the right to exercise dissent rights in respect of the proposed Arrangement pursuant to Sections 237 to 247 of the BCBCA. If the Arrangement becomes effective, registered Shareholders who validly exercise dissent rights in respect of the Arrangement will be entitled (without duplication) to be paid the fair value of their common shares in accordance with the provisions of the BCBCA, as amended by the provisions of the Interim Order. These dissent rights are described more fully in the proxy statement under the heading “Principal Legal Matters Related to the Arrangement — Dissent Rights”. The full text of the Interim Order and the dissent provisions of the BCBCA are set forth in Appendix C and Appendix E, respectively, to the proxy statement. Failure to comply strictly with the dissent procedures described in the proxy statement may result in the loss or unavailability of dissent rights.

Beneficial owners of common shares registered in the name of a broker, investment dealer, bank, trust company or other intermediary should be aware that only registered Shareholders may provide a written notice of dissent to the Corporation and, as a consequence, must contact such intermediary in order to exercise dissent rights in respect of the Arrangement.

The record date for our special meeting is ♦, 2012. Only Shareholders of record at the close of business on ♦, 2012 are entitled to notice of, and to vote at, our meeting and any adjournment or postponement of our meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on ♦, 2012: This Notice and Proxy Statement is available electronically at https://materials.proxyvote.com/50208p.

Our board of directors hopes that you will find it convenient to attend our meeting in person, but whether or not you attend, please mark, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our meeting. Returning your proxy does not deprive you of the right to attend our meeting and vote your common shares in person.

To be represented at our special meeting, you must either attend our special meeting in person or complete and sign the form of proxy and forward it so as to reach or be deposited with Computershare Investor Services Inc., not less than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to our special meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:
Patrick H. Gaines
Chief Executive Officer and Chairman
Dated: ♦, 2012

APPENDICES:

Appendix A	-	Arrangement Resolution
Appendix B	-	Arrangement Agreement
Appendix C	-	Interim Order
Appendix D	-	Fairness Opinions
Appendix E	-	Business Corporations Act (British Columbia) Sections 237 to 247
Appendix F	-	Notice of Hearing

SUMMARY TERM SHEET

This summary term sheet, together with the “Questions and Answers About the Arrangement and the Special Meeting” on the pages following this summary term sheet, highlight important selected information from this proxy statement relating to our proposed arrangement with Digital River’s subsidiary.  This summary term sheet and the following question and answer section may not, however, contain all the information that is important to you.  To more fully understand the arrangement and for a more complete description of the legal terms of the arrangement, you should read carefully this entire proxy statement, including the information to which we have referred you, and all of the appendices before voting on the proposed arrangement agreement and arrangement.  We have included page references parenthetically to direct you to more complete descriptions of the topics presented in this summary term sheet.

THE COMPANIES

LML Payment Systems Inc.
Suite 1680 – 1140 West Pender Street
Vancouver, British Columbia V6E 4G1
Telephone:  (604) 689-4440

•
LML Payment Systems Inc., originally incorporated under the laws of British Columbia in 1974, is a leading provider of payment processing solutions including electronic payment processing, risk management and authentication services, primarily to businesses and organizations that use the Internet to receive or send payments. LML links merchants selling products or services to customers wanting to buy them and financial institutions who allow the transfer of payments to occur. LML has partnership arrangements and certified connections to financial institutions, payment processors and other payment service providers in order to enable our customers to safely and reliably accept or make payments electronically, primarily using the Internet. Our corporate web site is located at www.lmlpayment.com.

•	LML common stock is quoted on the Nasdaq Capital Market under the symbol “LMLP.”

Digital River, Inc.
10380 Bren Road West
Minnetonka, Minnesota 55343
Telephone:  (952) 253-1234

•
Digital River, Inc., a Delaware corporation since 1994, provides end-to-end global cloud-commerce, payments and marketing solutions to a wide variety of companies in software, consumer electronics, computer games, video games and other markets. Digital River’s services include design, development and hosting of online stores and shopping carts, store merchandising and optimization, order management, denied parties screening, export controls and management, tax compliance and management, fraud management, digital product delivery via download, physical product fulfillment, subscription management, online marketing including e-mail marketing, management of affiliate programs, paid search programs, payment processing services, website optimization, web analytics and reporting, and CD production and delivery.  Digital River’s corporate web site is located at www.digitalriver.com.

•	Digital River common stock is quoted on the Nasdaq Global Select Market under the symbol “DRIV.”

LML Acquisition Corp.
c/o Digital River, Inc.
10380 Bren Road West
Minnetonka, Minnesota 55343
Telephone:  (952) 253-1234

•
LML Acquisition Corp. is a newly-formed British Columbia corporation that is a wholly-owned subsidiary of Digital River.  LML Acquisition Corp. was incorporated on August 28, 2012, solely for the purpose of effecting the proposed arrangement and has not conducted any business activities to date.  LML Acquisition Corp. is referred to as the “Purchaser” in this proxy statement.

The Arrangement (page 29)

•
At the effective time of the arrangement, Digital River will indirectly, through the Purchaser, acquire all of the outstanding equity securities of LML for cash consideration, and LML will become a wholly-owned subsidiary of Digital River.  The arrangement will occur according to the terms and conditions of the arrangement agreement, which is described in, and is attached as Appendix B to this proxy statement.  You should read the description of the arrangement agreement in this proxy statement under the heading “The Arrangement Agreement” and the arrangement agreement carefully.

Share Consideration (page 28)

•
If the arrangement is completed you will receive $3.45 in cash for each of your shares of LML common stock outstanding at the time of the arrangement, unless you exercise and perfect your dissent rights. This cash payment is sometimes referred to as the “Share Consideration” in this proxy statement.

Option and Warrant Consideration (page 28)

•
At the effective time of the arrangement, holders of unexercised options and warrants to purchase shares of LML common stock (whether or not such options and warrants are vested and currently exercisable) will be entitled to receive, with respect to each such option or warrant, an amount in cash equal to: (1) the excess, if any, of $3.45 over the per share exercise price of the option or warrant, multiplied by (2) the number of shares of LML common stock issuable upon exercise of the option or warrant immediately prior to the completion of the arrangement.  These cash payments are sometimes referred to as “Option Consideration”  and “Warrant Consideration,” respectively, in this proxy statement.

Effects of the Arrangement

•	As a result of the arrangement:

➢	LML will no longer be a public company but will be a wholly-owned subsidiary of Digital River;

➢
LML common stock will no longer be quoted on the Nasdaq Capital Market, price quotations will no longer be available and the registration of LML common stock, and LML’s reporting obligations under the Securities Exchange Act of 1934, as amended, will terminate;

➢
You will no longer be a shareholder, optionholder, or warrantholder (as the case may be) of or have any ownership interest in LML, and therefore you will not be able to participate in any future earnings and growth of LML or benefit from any future increases in LML’s value; and

➢
Digital River will receive 100% of any future earnings and growth of LML and benefit from any future increases in LML’s value, but will also bear 100% of the risk of any future losses of LML and any future decreases in LML’s value.

Vote Required (page 3)

•	The arrangement agreement and the arrangement must be approved by at least sixty-six and two-thirds percent (66-2/3%) of votes cast in person or by proxy at the special meeting.

Recommendation of the Board of Directors and Special Committee (page 12)

•
LML’s board of directors and special committee each approved and adopted the arrangement agreement and the arrangement and recommend that you vote “FOR” approval of the special resolutions of the shareholders approving the arrangment.

•
LML’s board of directors and special committee have determined that the terms of the arrangement agreement and the arrangement, including the purchase price of $3.45 per share being paid in the arrangement, are fair to and in the best interests of LML and its shareholders.

Fairness Opinions (page 18)

•
On August 31, 2012, MNP LLP, in its capacity as financial advisor to LML’s special committee, orally delivered its opinion to the special committee and board of directors and subsequently confirmed in writing on October 1, 2012 that, as of September 21, 2012, the arrangement is fair, from a financial point of view, to the shareholders of LML.

•
On September 19, 2012, William Blair & Company, L.L.C., in its capacity as financial advisor to LML’s board of directors, orally delivered its opinion to the board of directors and special committee and subsequently confirmed in writing on September 19, 2012 that, as of September 19, 2012, and based on and subject to the assumptions and conditions described in the opinion, the purchase price of $3.45 per share being paid in the arrangement is fair, from a financial point of view, to the holders of LML’s common stock.

•	These opinions are attached as Appendix D to this proxy statement. We encourage you to read these opinions carefully in their entirety.

Interests of LML’s Directors and Officers in the Arrangement (page 15)

•
In considering the recommendation of LML’s board of directors and special committee with respect to the arrangement agreement and the arrangement, you should be aware that some of LML’s directors and officers have interests in the arrangement, including those referred to below, that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the arrangement:

➢
LML’s directors and officers will be entitled to receive an aggregate of $5,440,981 in cash payments for their shares of LML common stock and $3,898,472 in cash payments for their options in the arrangement;

➢
Pursuant to their respective employment agreements, LML’s named executive officers will be entitled to receive an aggregate of approximately $3,511,496 in severance and related benefits if their employment is terminated without cause, or if they resign with good reason (which includes the right to resign in the event of a change of control), after the effective time of the arrangement;

➢
Pursuant to his employment agreement, and in addition to the amounts identified above, Patrick H. Gaines, LML’s Chief Executive Officer and Chairman, will also be entitled to receive an additional lump sum payment of approximately $3,598,000 (representing 3.5% of the total consideration to be paid by Digital River in the arrangement) if his employment is terminated without cause, or if he resigns with good reason (which includes the right to resign in the event of a change of control), after the effective time of the arrangement.  We understand that Mr. Gaines intends to resign in connection with the arrangement.

➢	Pursuant to the arrangement agreement, LML’s directors and named executive officers will be entitled to certain indemnification rights following the consummation of the arrangement.

Conditions to the Arrangement (page 29)

•	The obligations of LML and Digital River to complete the arrangement are subject to several conditions. For example:

➢	the arrangement agreement and the arrangement must be approved by at least sixty-six and two-thirds percent (66-2/3%) of votes cast in person or by proxy at the special meeting;

➢	there must be no legal or regulatory restraints or prohibitions preventing completion of the arrangement;

➢	all necessary government and third party consents, waivers, permits, exemptions, orders and approvals must have been obtained or received; and

➢	the Supreme Court of British Columbia must have issued a final order approving the arrangement.

•	Additionally, each party’s obligations are subject to a number of additional conditions.

•
If these conditions are satisfied, the arrangement will be completed as soon as practicable after the Supreme Court of British Columbia issues its final order approving the arrangement.  If these conditions are not satisfied (or, if permitted, waived), LML or Digital River or either of them may in certain circumstances be able to terminate the arrangement agreement.

Termination of the Arrangement Agreement (page 38)

•	The arrangement agreement may be terminated before the arrangement is completed upon the occurrence of any of the following specified events:

➢	by mutual written consent of LML and Digital River;

➢	by either LML or Digital River if the shareholders of LML fail to approve the arrangement agreement and the arrangement at the special meeting or any adjournment thereof;

➢
by LML, if (i) any of the conditions to its obligation to effect the arrangement are not, or if it becomes apparent that any of such conditions cannot be, fulfilled by February 22, 2013, unless such failure is due to LML’s failure to perform or comply with any of the covenants, agreements or conditions of the arrangement agreement; (ii) LML enters into a definitive written agreement to enter into a third-party transaction, subject to compliance with the limits set forth in the arrangement agreement regarding LML’s ability to solicit and consider proposals for third-party transactions and payment of the required termination fee; (iii) Digital River materially breaches its obligations under the arrangement agreement; or (iv) the representations and warranties made by Digital River in the arrangement agreement fail to be true and correct in all material respects; or

➢
by Digital River, if (i) any of the conditions to its obligation to effect the arrangement are not, or if it becomes apparent that any of such conditions cannot be, fulfilled by February 22, 2013, unless such failure is due to Digital River’s failure to perform or comply with any of the covenants, agreements or conditions of the arrangement agreement; (ii) LML’s board of directors withdraws its approval and recommendation of the arrangement agreement and the arrangement; (iii) LML’s board of directors approves or recommends a  proposal for a third-party transaction; (iv) LML materially breaches its obligations under the arrangement agreement; or (v) the representations and warranties made by LML in the arrangement agreement fail to be true and correct in all material respects.

Termination Fees and Expenses (page 39)

•
LML has agreed to pay Digital River a termination fee of $3,000,000, and to reimburse Digital River for all out of pocket expenses and fees incurred in connection with the negotiation, execution and performance of the arrangement agreement, if the arrangement agreement is terminated under certain specified circumstances.

•	Digital River has agreed to pay LML a termination fee of $3,000,000 if the arrangement agreement is terminated under certain specified circumstances.

Dissent Rights (page 41)

•
If you are a registered shareholder and do not wish to accept the purchase price of $3.45 per share being paid in the arrangement and you do not vote in favor of the arrangement agreement and the arrangement, you have the right under British Columbia law to seek a judicial appraisal of your common shares to determine the “fair value” of your common shares, and to receive such fair value in lieu of the purchase price if the arrangement is completed.

•
We refer you to the information under the heading “Dissent Rights” in this proxy statement, to the Interim Order attached as Appendix C to this proxy statement, and to the applicable British Columbia statutory sections attached as Appendix E to this proxy statement for information on how to exercise your dissent rights.  Failure to follow all of the steps required under British Columbia law will result in the loss of your dissent rights.

•
In the event shareholders holding more than 10% of the LML’s outstanding shares have exercised (and not withdrawn) their dissent rights, Digital River is not required to, and may refuse to, complete the arrangement.

Certain Material Canadian and U.S. Federal Income Tax Consequences (page 44 and 47, respectively)

•	Generally speaking, you will be taxed on your receipt of the $3.45 in cash per share to the extent that the amount you receive exceeds your tax basis in your shares.

•
Because determining the tax consequences of the arrangement can be complicated (particularly if you receive payment for options or warrants, or if you exercise dissent rights), you should consult your tax advisor in order to understand fully how the arrangement will affect you.

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE SPECIAL MEETING

Q:	What is the proposed transaction?

A.
Digital River will acquire LML through a statutory plan of arrangement between LML and Digital River’s wholly-owned subsidiary, the Purchaser.  At the effective time of the arrangement, Digital River will indirectly, through the Purchaser, acquire all of the outstanding equity securities of LML for cash consideration, and LML will become a wholly-owned subsidiary of Digital River.

Q:	What will I receive in the arrangement?

A:	You will be entitled to receive $3.45 in cash for each share of LML common stock you own at the effective time of the arrangement, unless you exercise and perfect your dissent rights.

Q:	What will happen to the market for LML common stock after the arrangement?

A:
At the effective time of the arrangement, trading in LML common stock on the Nasdaq Capital Market will cease. Price quotations for LML common stock will no longer be available and the registration of LML common stock, and LML’s reporting obligations under the Securities Exchange Act of 1934, as amended, and under Canadian securities laws will each terminate.

Q:	Why are the board of directors and the special committee recommending that I vote in favor of the arrangement agreement and the arrangement?

A:
LML’s board of directors and special committee have determined that the terms of the arrangement agreement and the arrangement are fair to and in the best interests of LML and its shareholders.  Accordingly, the board of directors and special committee each approved the arrangement agreement and the arrangement and recommend that you vote “FOR” the special resolutions approving the arrangement.  Voting “FOR” approval of the special resolutions also constitutes your approval of the arrangement agreement and the arrangement.  For more information, we refer you to “The Proposed Arrangement—Background to the Arrangement Agreement,” “—Recommendation of the Special Committee and the Board of Directors” and “—Reasons for the Arrangement.”

Q:	What is the special committee?

A:
On May 29, 2012, LML’s board of directors formed a special committee of three independent directors, Greg MacRae, David Cooke and Jacqueline Pace, to provide oversight with respect to the negotiation and evaluation of potential strategic alternatives for LML.  For more information, we refer you to “The Proposed Arrangement—Background to the Arrangement Agreement.”

Q:	What will happen to my LML stock options and warrants?

A:
If you own options or warrants to purchase shares of LML common stock at the effective time of the arrangement, you will be entitled to receive for each option or warrant, regardless of whether such option or warrant is then vested and exercisable, an amount in cash determined by multiplying: (1) the excess, if any, of $3.45 over the per share exercise price of that option or warrant, by (2) the number of shares that could be acquired upon exercise of that option or warrant.

Q:	What are the tax consequences of the arrangement?

A:
The exchange of your shares for cash in the arrangement will be a taxable transaction for Canadian and U.S. federal income tax purposes and may also be a taxable transaction under state, local, foreign and other tax laws.  For more information, we refer you to “Certain Material Canadian Federal Income Tax Consequences” and “Certain Material U.S. Federal Income Tax Consequences.”  We encourage you to consult with your own tax advisor with any questions you may have on the tax consequences of the arrangement, especially if you own LML stock options or warrants.

Q:	When do you expect the arrangement to be completed?

A:
We are working to complete the arrangement as quickly as possible.  Assuming we obtain shareholder approval, we expect to complete the arrangement as soon as practicable after the Supreme Court of British Columbia issues its final order approving the arrangement.

Q:	When and where is the special meeting?

A:	The special meeting of shareholders will be held at ♦, on ♦, 2012, at 10:00 a.m. local time.

Q:	Who can vote at the special meeting?

A:	Shareholders of record as of the close of business on ♦, 2012.

Q:	How many shares need to be represented at the meeting?

A:
The holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of LML common stock entitled to vote at the special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. If you vote by proxy or in person at the special meeting, you will be considered part of the quorum.

Q:	How do I vote?

A:	If you are a shareholder of record, you may vote in person at the special meeting. You may also vote your shares directly by internet or telephone, or via proxy by mail:

•
By Internet or Telephone — If you have internet or telephone access, you may vote by following the voting instructions on your proxy card no later than 10:00 am Pacific Time on ♦, 2012.  If you vote by internet or telephone, you need not return your proxy card.

•
By Mail — You may vote via proxy by signing and dating your proxy card and returning it to our transfer agent, Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8 by facsimile to (403) 267-6529,  or by mail in the enclosed envelope, provided that your proxy card must be received by Computershare no later than 10:00 am Pacific Time on ♦, 2012.  You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
Your broker will not have discretionary power to vote your shares on the arrangement agreement and the arrangement.  Your broker will vote your shares only if you provide him or her with instructions on how to vote.  Any failure to instruct your broker on how to vote on the proposal to approve and adopt the arrangement agreement and the arrangement will result in your shares being treated as present for the purpose of determining the presence of a quorum at the special meeting, but your shares will not be considered “votes cast” at the meeting and, therefore, will not have any effect on the outcome of the proposal to approve and adopt the arrangement agreement and the arrangement.  Note that if your shares are registered under your bank or broker or an agent of that bank or broker, such intermediaries should seek your voting instructions as a beneficial shareholder in advance of the special meeting. Please ensure you follow the directions provided by your broker on how to instruct your broker to vote your shares and deliver your letter of transmittal.

Q:	May I change my vote?

A:	Yes. If you are a shareholder of record, you may revoke your proxy and change your vote at any time before the special meeting by:

•	giving written notice of your revocation to a LML’s corporate secretary;

•	submitting a duly executed proxy card bearing a later date; or

•	attending the special meeting and expressing the desire to vote your shares in person (attending the meeting will not in and of itself revoke your proxy).

If your shares are held in “street name” through a broker, your broker should provide you with appropriate instructions for revoking your proxy.

Q:           What does it mean if I receive more than one proxy card?

A:
If you have shares that are registered in different names and/or are in more than one account, you will receive more than one proxy card.  If you vote by mail, please sign and return each proxy card or, if you vote by internet or telephone, please vote once for each proxy card you receive to ensure that all of your shares are voted.

Q:	How many votes are required to approve and adopt the special resolutions?

A:
Approval and adoption of the special resolutions approving the arrangement requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the votes cast in person or by proxy at the special meeting.  A failure to provide your broker with instructions on how to vote, or a vote to abstain, will result in your shares being treated as present for the purpose of determining the presence of a quorum at the special meeting, but your shares will not be considered “votes cast” at the meeting and, therefore, will not have any effect on the outcome of the proposal to approve the special resolutions.

Q:	Do I have dissent rights?

A:
Yes.  Registered shareholders who do not vote in favor of the arrangement agreement and the arrangement and who otherwise comply with all of the requirements of British Columbia law, as explained under the heading “Principal Legal Matters Related to the Arrangement—Dissent Rights” in this proxy statement and in Appendix E to this proxy statement, will be entitled to appraisal rights to receive the statutorily determined “fair value” of their shares.

Q:	What happens if I sell my LML shares before the special meeting?

A:
If you transfer your LML shares after the record date, but before the date of the special meeting, you will retain your right to vote at the special meeting but the right to receive the $3.45 in cash per share will pass to the person to whom you transferred your shares.

Q:	What do I need to do now?

A:
Please vote your shares by internet, telephone, or by completing, signing, dating, and returning the enclosed proxy card as soon as possible to ensure that your shares are represented at the special meeting.

Q:	Should I send in my LML stock certificates now?

A:
If you are a registered shareholder, you should have received a letter of transmittal. In order to receive the $3.45 in cash per share following completion of the arrangement, you must complete and sign the letter of transmittal and deliver it, together with the certificate representing your shares of LML common stock and the other documents specified in the letter of transmittal, to our transfer agent in accordance with instructions in the letter of transmittal. The letter of transmittal contains procedural information relating to the arrangement and should be reviewed carefully.

Q:	Who can help answer my other questions?

A:
If you have any questions about the special meeting or the arrangement, or need assistance voting your shares, you may contact LML at Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1, Tel: (604) 689-4440.

GLOSSARY OF TERMS

“Amalco” means the entity to be formed by the amalgamation of the Purchaser and the Corporation pursuant to the Arrangement;

“Arrangement” means the statutory arrangement under Section 288 of the BCBCA pursuant to which the Purchaser and the Corporation will amalgamate to form, Amalco and, thereby DRIV will indirectly acquire all outstanding Common Shares, Options and Warrants of the Corporation, all as set forth in the Plan of Arrangement attached as Schedule A to Appendix B of this Proxy Statement;

“Arrangement Agreement” means the arrangement agreement between the Corporation, DRIV and the Purchaser dated September 21, 2012, a copy of which is attached as Appendix B to this Proxy Statement;

“Arrangement Resolution” means the special resolution to be considered and, if thought fit, approved by the Shareholders at the Meeting in substantially the form set forth in Appendix A of this Proxy Statement;

“Acquisition Proposal” means, other than from or with DRIV and the Purchaser, any proposal, public announcement of an intention or offer regarding any acquisition, merger, amalgamation, statutory arrangement, recapitalization, take-over bid, sale of the Corporation or any of its subsidiaries or any material properties or assets or other arrangement having the same economic effect as a sale of the Corporation or any of its subsidiaries or any material properties or assets, any liquidation, winding-up, sale or redemption of a material number of shares or rights or interests therein or thereto, or any similar transaction involving the Corporation or any of its subsidiaries which would, or could, impede the completion of the Arrangement or any of the other transactions contemplated in the Arrangement Agreement;

“Articles of Arrangement” means the articles of arrangement of the Corporation to be filed after the Final Order is made, which shall be in form and content satisfactory to the Corporation and the Purchaser, acting reasonably.

“BCBCA” means the Business Corporations Act (British Columbia), as amended;

“Board of Directors” means the board of directors of the Corporation;

“Broker” means William Blair & Company, L.L.C. in its capacity as financial advisor to the Board of Directors;

“Broker Fairness Opinion” means the opinion of the Broker that the consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, subject to the limitations and qualifications set out in the Broker Fairness Opinion set forth in Appendix D of this Proxy Statement;

 “Common Shares” means common shares in the capital of the Corporation;

“Computershare” means Computershare Investor Services Inc., in its capacity as depositary or transfer agent in respect of the Arrangement;

“Corporation” means LML Payment Systems Inc.;

“Court” means the Supreme Court of British Columbia;

 “Dissenter” means a registered Shareholder who has duly exercised the Dissent Rights and who is ultimately entitled to be paid the fair value of the Common Shares held by such person;

“Dissenting Securities” means a Common Share in respect of which the Dissent Rights have been validly exercised and not withdrawn by a Dissenter;

“Dissent Procedures” means the procedures set forth in Sections 237 to 247 of the BCBCA required to be taken by a registered Shareholder to exercise Dissent Rights in respect of Dissenting Securities in connection with the Arrangement, as modified by the Interim Order as provided for in the Plan of Arrangement;

“Dissent Rights” means the right of a registered Shareholder to dissent to the Arrangement and to be paid the fair value of the securities in respect of which the holder dissents, all in accordance with the provisions of the BCBCA as modified by the Interim Order as provided for in the Plan of Arrangement;

“DRIV” means Digital River, Inc.;

“EDGAR” means the SEC’s electronic data gathering, analysis and retrieval system;

“Effective Time” means 12:01 a.m. on the Effective Date, or such other time as the Purchaser and the Corporation may agree.

“Fairness Opinions” means the written Broker Fairness Opinion and the Financial Advisor Fairness Opinion delivered to the Corporation, copies of which are attached as Appendix D to this Proxy Statement;

“Final Order” means the order of the Court approving the Arrangement;

“Financial Advisor” means MNP LLP, in its capacity as financial advisor to the Special Committee;

“Financial Advisor Fairness Opinion” means the opinion of the Financial Advisor that the consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, subject to the limitations and qualifications set out in the Financial Advisor Fairness Opinion set forth in Appendix D to this Proxy Statement;

“Instrument of Proxy” means the instrument of proxy delivered to registered Shareholders in connection with the Meeting;

“Interim Order” means the interim order of the Court dated ♦, 2012, providing for, among other things, the calling of the Meeting, a copy of which is attached as Appendix C;

“Key Employees” means Chris Koide and Craig Thomson;

“Key Employee Agreements” means the employment arrangements entered into with the Key Employees on September 21, 2012, which, from and after and subject to the consummation of the Arrangement, will govern the employment of the Key Employees;

“Letter of Transmittal” means the letter of transmittal to be used for the transmittal of Common Shares in connection with the Arrangement;

“Meeting” means the special meeting of Shareholders of the Corporation to be held on ♦, 2012 to consider the Arrangement;

“NASDAQ” means the National Association of Securities Dealers Automated Quotation System National Market;

“Notice of Dissent” means the written notice of dissent sent to the Corporation by a Dissenter in accordance with the procedures outlined under the heading “Principal Legal Matters Related to the Arrangement – Dissent Rights”;

“Notice of Intention” has the meaning ascribed to it under the heading “Principal Legal Matters Related to the Arrangement – Dissent Rights”;

“Notice of Meeting” means the notice of meeting accompanying this Proxy Statement;

“Option Consideration” means in respect of each Option, a cash amount equal to the amount, if any, by which (i) the product obtained when (x) the number of Common Shares underlying such Option is multiplied by (y) the Share Consideration exceeds (ii) the aggregate exercise price payable under such Option by the Optionholder to acquire the Common Shares underlying such Option;

“Optionholders” means holders of the Options;

“Options” means options to acquire Common Shares of the Corporation granted pursuant to the Stock Option Plans;

“Party” means any one of DRIV, the Purchaser or the Corporation, and “Parties” means all of them as the context requires;

“Proxy Statement” means this proxy statement dated ♦, 2012 delivered to Shareholders in connection with the Meeting;

“Purchaser” means LML Acquisition Corp., a wholly-owned subsidiary of DRIV;

“SEC” means the United States Securities and Exchange Commission;

“Securityholders” means Shareholders, Optionholders and Warrantholders;

“Share Consideration” means, in respect of each Common Share, $3.45 in cash;

“Shareholders” means holders of Common Shares;

“Special Committee” means a special committee consisting of Greg MacRae, David Cooke and Jacqueline Pace, all of whom are directors of the Corporation and are considered independent within the meaning of the listing standards of the NASDAQ and applicable securities laws;

“Stock Option Plans” means the stock option plans of the Corporation;

“Superior Proposal” means any bona fide written Acquisition Proposal that the Board of Directors determines in good faith (based upon the oral or written advice of the Broker and after consultation with outside legal counsel) (i) is reasonably capable of being completed without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal, (ii) is made to all the Shareholders or in respect of all Common Shares on the same terms and conditions in compliance with applicable securities laws, and (iii) would, if completed in accordance with its terms, result in a transaction more favourable to the Shareholders than, from a financial point of view, the Arrangement;

“Tax Act” means Income Tax Act (Canada);

“Termination Deadline” means February 22, 2013, or such other date as the Parties may otherwise agree upon in writing;

“Warrant Consideration” means in respect of each Warrant, a cash amount equal to the amount, if any, by which (i) the product obtained when (x) the number of Common Shares underlying such Warrant is multiplied by (y) the Share Consideration exceeds (ii) the aggregate exercise price payable under such Warrant by the Warrantholder to acquire the Common Shares underlying such Warrant;

“Warrantholders” means the holders of the Warrants; and

“Warrants” means the outstanding warrants to acquire Common Shares.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
LML PAYMENT SYSTEMS INC.
, 2012

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Instrument of Proxy is solicited on behalf of the Board of Directors of our Corporation to be used at the Meeting to be held at ♦, on ♦, 2012, at 10:00 a.m. local time. This Proxy Statement and the accompanying Instrument of Proxy and Notice of Meeting are first being mailed to Shareholders of record on or about ♦, 2012.

We will bear the expense of this solicitation. Certain of our directors, officers and employees may solicit the return of proxies by mail, telephone, facsimile or other similar means without additional compensation. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of shares held of record by such persons. Our transfer agent, Computershare, has agreed to assist us in the tabulation of proxies and the counting of votes at the Meeting.

WHO CAN VOTE

Only Shareholders of record as of the close of business on ♦, 2012 are entitled to receive notice of, attend and vote at the Meeting (you will be considered a Shareholder of record of your Common Shares if such shares are registered directly in your name with Computershare, whereas if your Common Shares are held in an account at a brokerage firm, bank, broker-dealer, or other nominee or similar organization, then you will be considered a beneficial owner of shares held in “street name”). As of ♦, 2012, there were 28,246,684 Common Shares in the capital of our Corporation issued and outstanding owned by approximately 330 Shareholders of record. We have no other voting securities outstanding. Each Shareholder of record on ♦, 2012 is entitled to one vote for each Common Share held.

HOW YOU CAN VOTE

Common Shares cannot be voted at our Meeting unless the Shareholder of record is present in person or represented by proxy. Shareholders of record have the right to attend our Meeting at the time and place set forth in the Notice of Special Meeting and to vote their shares directly at the Meeting. In addition, the enclosed Instrument of Proxy contains instructions by which a Shareholder may vote by telephone (by using the toll-free telephone number shown on the Instrument of Proxy) or electronically via the Internet (by visiting the website listed on the Instrument of Proxy). In the alternative, a Shareholder may appoint a person to represent such Shareholder at our Meeting by completing the enclosed Instrument of Proxy, which authorizes a person other than the Shareholder of record to vote on behalf of the Shareholder, and returning it to our transfer agent, Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8 by facsimile (facsimile (403) 267-6529) or by mail in the enclosed envelope. All Shareholders are urged to mark, sign, date and promptly return the enclosed Instrument of Proxy by facsimile or by mail in the enclosed envelope, or to vote by telephone or electronically via the Internet, after reviewing the information contained in this Proxy Statement. Valid proxies will be voted at our Meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that such proxies are received by Computershare no later than 10:00 am Pacific Time on ♦, 2012 or at least 48 hours prior to any adjournment of the Meeting.  The Chair of the Meeting has the discretion to accept proxies on the day of the Meeting or any adjournment thereof prior to the time of voting.

The Common Shares represented by the proxy will be voted or withheld from voting as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted “FOR” the Arrangement Resolutions under the BCBCA pursuant to which DRIV will, indirectly through the Purchaser, acquire all of the issued and outstanding Common Shares of the Corporation. If any other matters properly come before our Meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

Our Board of Directors and Special Committee have each approved the Arrangement Agreement and the Arrangement, have determined that the terms of the Arrangement are fair to and in the best interest of the Corporation and its Shareholders, and recommend that your vote “FOR” the Arrangement Resolutions.  Voting “FOR” the Arrangement Resolutions also constitutes your approval of the Arrangement Agreement and the Arrangement.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this proxy statement as “beneficial shareholders”), including beneficial shareholders who hold their shares in “street name” through a bank or broker, should note that only proxies deposited by Shareholders whose names appear on the records of our Corporation as the registered holders of Common Shares can be recognized and acted upon at our Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a bank or broker, then in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of our Corporation. Such Common Shares will more likely be registered under the name of the Shareholder’s bank or broker or an agent of that bank or broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries such as banks or brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their Common Shares are voted at our Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge U.S.”) in the United States and Broadridge Investor Communications Solutions, Canada (“Broadridge Canada”) in Canada. Broadridge U.S. and Broadridge Canada typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and ask beneficial shareholders to return the proxy forms to Broadridge U.S. for the United States and Broadridge Canada for Canada. Broadridge U.S. and Broadridge Canada then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at shareholder meetings. A beneficial shareholder receiving a Broadridge U.S. proxy or a Broadridge Canada proxy cannot use that proxy to vote Common Shares directly at our Meeting - the proxy must be returned to Broadridge U.S. or Broadridge Canada, as the case may be, well in advance of our Meeting in order to have the Common Shares voted.

Although a beneficial shareholder may not be recognized directly at our Meeting for the purposes of voting Common Shares registered in the name of his or her bank or broker (or agent of the bank or broker), a beneficial shareholder may attend our Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity. Beneficial shareholders who wish to attend our Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the Instrument of Proxy provided to them and return the same to their bank or broker (or the bank or broker’s agent) in accordance with the instructions provided by such bank or broker (or agent), well in advance of our Meeting.

Alternatively, a beneficial shareholder may request in writing that his or her bank or broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend our Meeting and vote his or her Common Shares.

BROKER NON-VOTES

If you are a beneficial shareholder who holds shares in “street name” through a bank or broker, the bank or broker will ask you how you want your Common Shares to be voted and the bank or broker is then required to vote those Common Shares in accordance with your instructions. Since there are no “discretionary” proposals, a bank or broker will not otherwise be permitted to vote the shares with respect to the proposal at the Meeting. We urge you to provide instructions to your bank or broker so that your votes may be counted on this important matter.

QUORUM AND REQUIRED VOTE

A quorum of Shareholders is necessary to take action at our Meeting. A minimum of one person present in person or represented by proxy and holding at least 33-1/3 percent (33-1/3%) of the outstanding Common Shares as of ♦, 2012 that are entitled to vote at any meeting of the Shareholders will constitute a quorum for the transaction of business at the Meeting. However, if a quorum is not present, the Shareholders present at our Meeting have the power to adjourn the Meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original meeting.

The Arrangement must receive the affirmative vote of a special majority (66 2/3%) of the votes cast in person or by proxy at our Meeting to be approved.

With respect to approval of the Arrangement Resolutions, a Shareholder may vote in favour or vote against such proposal or may “abstain” from voting on such proposal. In the event of broker non-votes or abstentions, such Common Shares will be treated as present for the purpose of determining the presence of a quorum at our Meeting, but will not be considered “votes cast” at our Meeting and, therefore, will not be counted for purposes of calculating the votes cast for approval of the Arrangement and will not have any effect on the outcome of such matter.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING INSTRUMENT OF PROXY OR VOTE BY TELEPHONE OR THE INTERNET WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE INVESTOR SERVICES INC.) IN THE NAME OF A BROKER, BANK, OR OTHER INTERMEDIARY, YOU MUST SECURE A PROXY FROM THE INTERMEDIARY ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

If you are a shareholder of record, you can revoke your proxy at any time prior to the start of our Meeting in three ways:

1.	by delivering a written notice of revocation to the Corporate Secretary of our Corporation;
2.	by submitting a duly executed proxy bearing a later date; or
3.	by attending our Meeting and expressing the desire to vote your Common Shares in person (attendance at our Meeting will not in and of itself revoke a proxy).

If your Common Shares are held in “street name” through a bank or broker, your bank or broker should provide you with appropriate instructions for revoking your proxy.

CONFIDENTIALITY OF VOTES

Proxy instructions, ballots and voting tabulations that identify individual Shareholders will be handled in a manner that protects the Shareholder’s voting privacy. A Shareholder’s vote will not be disclosed either within the Corporation or to third parties, except (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation and certification of votes; and (iii) to facilitate a successful proxy solicitation. Occasionally, Shareholders may provide written comments on their proxy cards, which may be forwarded to the Corporation’s management and the Board of Directors.

ADMISSION TO THE SPECIAL MEETING

As noted above, you are entitled to attend the Meeting in person only if you were a Shareholder of record as of the close of business on the record date (which was ♦, 2012) or hold a valid proxy for the Meeting. If you are the Shareholder of record, your name will be verified against the list of Shareholders of record prior to your admittance to the Meeting. You should be prepared to present photo identification for admission. If you hold your Common Shares in street name (i.e., through a broker, bank or other intermediary), you should provide proof of beneficial ownership as of the record date (such as your most recent account statement prior to the record date), a copy of the voting instruction card provided by your broker, bank, or other intermediary, or other similar evidence of ownership as of the record date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Meeting.

VOTING RESULTS OF THE MEETING

Preliminary voting results will be announced at the Meeting. Final voting results will be published in a current report on Form 8-K, which we are required to file with the SEC no later than four business days after the date the Meeting ends.

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to in this proxy statement are expressed in U.S. dollars.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of ♦, 2012, certain information with respect to the beneficial ownership of Common Shares by each Shareholder known by us to be the beneficial owner of more than 5% of the Common Shares and by each director and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to Common Shares, except as otherwise indicated, and except that all of the Common Shares identified below are subject to Lock-Up and Support Agreements with the Purchaser, the terms of which are summarized under “Lock-Up and Support Agreements”, below, pursuant to which such person shares voting power on certain matters relating to the Arrangement.  Beneficial ownership consists of a direct interest in the Common Shares, except as otherwise indicated.

	Common Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Patrick H. Gaines (CEO/Chairman/Director) 1680 – 1140 West Pender St. Vancouver, British Columbia	2,124,984	(2)	7.1%
Craig Thomson (President) 302 – 2659 Douglas Street, Victoria, British Columbia	1,310,733	(3)	4.6%
Richard R. Schulz (Controller and Chief Accounting Officer) 1680 – 1140 West Pender St. Vancouver, British Columbia	486,750	(4)	1.7%
Chris Koide (Executive Vice-President Operations) 302 – 2659 Douglas Street, Victoria, British Columbia	387,767	(5)	1.4%
Carolyn L. Gaines (Corporate Secretary) 1680 – 1140 West Pender St. Vancouver, British Columbia	457,112	(6)	1.6%
Greg A. MacRae (Director) 613 – 375 Water St. Vancouver, British Columbia	175,000	(7)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	127,500	(8)	*
David C. Cooke (Director) 12 Stacey Court, Selbyville, Delaware	104,000	(9)	*
Don G. Choquer 20290 – 25th Avenue, Langley, British Columbia	5,279,584	(10)	18.7%
Millennium Partners, L.P. c/o Millennium Management LLC 666 Fifth Avenue, 8th Floor, New York, NY	2,529,171	(11)	9.0%
Directors and Executive Officers as a Group (8 persons)	5,173,846	(12)	16.2%

* Indicates less than 1%

(1)
Based on 28,246,684 Common Shares issued and outstanding as of ♦, 2012. Except as otherwise indicated, we believe that the beneficial owners of the Common Shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common Shares subject to options or warrants currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed to be vested immediately prior to the Effective Time, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
Includes 1,700,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On March 31, 2008, we granted Mr. Gaines options to purchase 1,200,000 Common Shares, of which 240,000 options vested on each of March 31, 2008, March 31, 2009, March 31, 2010, March 31, 2011, and March 31, 2012. The options are exercisable at a price of $3.00 per share and will expire on March 31, 2018. On August 18, 2010 we granted to Mr. Gaines options to purchase 250,000 Common Shares of which 62,500 options vested on August 18, 2010, an additional 31,250 options vested on each of February 18, 2011, August 18, 2011, February 18, 2012 and August 18, 2012, and an additional 62,500 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $1.62 per share and will expire on August 18, 2015. On November 17, 2011 we granted to Mr. Gaines options to purchase 250,000 Common Shares of which 62,500 options vested on November 17, 2011, an additional 31,250 options vested on May 17, 2012, an additional 31,250 will vest on November 17, 2012, and an additional 125,000 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $2.12 per share and will expire on November 17, 2016.

Also includes shares held by companies controlled by Mr. Gaines as follows:

(a)	Keats Investments Ltd.: 168,400 shares
(b)	397389 British Columbia Ltd.: 16,622 shares
(c)
Does not include 457,112 shares (including 410,000 options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time) that are beneficially held by Carolyn L. Gaines, Mr. Gaines’ spouse.

(3)
Includes 400,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time.  On August 18, 2010 we granted to Mr. Thomson options to purchase 200,000 Common Shares, of which 50,000 options vested on August 18, 2010, an additional 25,000 options vested on each of February 18, 2011, August 18, 2011, February 18, 2012 and August 18, 2012 and an additional 50,000 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $1.62 per share and will expire on August 18, 2015. On November 17, 2011 we granted to Mr. Thomson options to purchase 200,000 Common Shares of which 50,000 options vested on November 17, 2011, an additional 25,000 options vested on May 17, 2012, an additional 25,000 options will vest on November 17, 2012, and an additional 100,000 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $2.12 per share and will expire on November 17, 2016.

Also includes 910,733 shares held by 588267 B.C. Ltd., a company controlled by Mr. Thomson.

(4)
Represents 486,750 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On March 31, 2008, we granted Mr. Schulz options to purchase 210,000 Common Shares, of which 70,000 options vested on each of March 31, 2008, March 31, 2009 and March 31, 2010. The options are exercisable at a price of $3.00 per share and will expire on March 31, 2018. On August 18, 2010 we granted to Mr. Schulz options to purchase 150,000 Common Shares, of which 37,500 options vested on August 18, 2010, an additional 18,750 options vested on each of February 18, 2011, August 18, 2011, February 18, 2012, and August 18, 2012 and an additional 37,500 options will be deemed to be vested immediately prior to the Effective Time. On March 11, 2011, Mr. Schulz exercised 23,250 of these options. The options are exercisable at a price of $1.62 per share and will expire on August 18, 2015. On November 17, 2011 we granted to Mr. Schulz options to purchase 150,000 common shares in the capital of our Corporation of which 37,500 options vested on November 17, 2011, an additional 18,750 options vested on May 17, 2012, an additional 18,750 will vest on November 17, 2012 and an additional 75,000 options will be deemed to be vested immediately prior to the Effective Time.  The options are exercisable at a price of $2.12 per share and will expire on November 17, 2016.

(5)
Includes 300,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On August 18, 2010 we granted to Mr. Koide options to purchase 150,000 Common Shares, of which 37,500 options vested on August 18, 2010, an additional 18,750 options vested on each of February 18, 2011, August 18, 2011, February 18, 2012, and August 18, 2012 and an additional 37,500 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $1.62 per share and will expire on August 18, 2015. On November 17, 2011 we granted to Mr. Koide options to purchase 150,000 Common Shares of which 37,500 options vested on November 17, 2011, an additional 18,750 options vested on May 17, 2012, an additional 18,750 will vest on November 17, 2012 and an additional 75,000 options will be deemed to be vested immediately prior to the Effective Date.  The options are exercisable at a price of $2.12 per share and will expire on November 17, 2016.

(6)
Includes 410,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On March 31, 2008, we granted Mrs. Gaines options to purchase 210,000 Common Shares, of which 70,000 options vested on each of March 31, 2008, March 31, 2009, and March 31, 2010. The options are exercisable at a price of $3.00 per share and will expire on March 31, 2018. On August 18, 2010 we granted to Mrs. Gaines options to purchase 100,000 Common Shares, of which 25,000 options vested on August 18, 2010, an additional 12,500 options vested on each of February 18, 2011, August 18, 2011, February 18, 2012, and August 18, 2012 and an additional 25,000 options will be deemed to be vested immediately prior to the Effective Time. The options are exercisable at a price of $1.62 per share and will expire on August 18, 2015. On November 17, 2011 we granted to Mrs. Gaines options to purchase 100,000 common shares in the capital of our Corporation of which 25,000 options vested on November 17, 2011, an additional 12,500 options vested on May 17, 2012, , an additional 12,500 options will vest on November 17, 2012 and an additional 50,000 options will be deemed to be vested immediately prior to the Effective Time.  The options are exercisable at a price of $2.12 per share and will expire on November 17, 2016.

(7)
Includes 75,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On August 18, 2010, we granted to Mr. MacRae options to purchase 25,000 Common Shares, all of which vested on August 18, 2011. These options are exercisable at a price of $1.62 per share and expire on August 18, 2015. On August 17, 2011, we granted to Mr. MacRae options to purchase 25,000 Common Shares, all of which vested on August 17, 2012. These options are exercisable at a price of $2.43 per share and expire on August 17, 2016.  On August 28, 2012, we granted to Mr. MacRae options to purchase 25,000 Common Shares, all of which will be deemed to be vested immediately prior to the Effective Time. These options are exercisable at a price of $2.09 per share and expire on August 17, 2016.

(8)
Includes 125,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On August 17, 2009, we granted to Ms. Pace options to purchase 50,000 Common Shares, all of which vested on August 17, 2010. These options are exercisable at a price of $0.65 per share and expire on August 17, 2014. On August 18, 2010, we granted to Ms. Pace options to purchase 25,000 Common Shares, all of which vested on August 18, 2011. These options are exercisable at a price of $1.62 per share and expire on August 18, 2015. On August 17, 2011, we granted to Ms. Pace options to purchase 25,000 Common Shares, all of which vested on August 17, 2012. These options are exercisable at a price of $2.43 per share and expire on August 17, 2016.  On August 28, 2012, we granted to Ms. Pace options to purchase 25,000 Common Shares, all of which will be deemed to be vested immediately prior to the Effective Time. These options are exercisable at a price of $2.09 per share and expire on August 17, 2016.

(9)
Includes 100,000 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time. On August 17, 2009, we granted to Mr. Cooke options to purchase 25,000 Common Shares, all of which vested on August 17, 2010. These options are exercisable at a price of $0.65 per share and expire on August 17, 2014. On August 18, 2010, we granted to Mr. Cooke options to purchase 25,000 Common Shares, all of which vested on August 18, 2011. These options are exercisable at a price of $1.62 per share and expire on August 18, 2015. On August 17, 2011, we granted to Mr. Cooke options to purchase 25,000 Common Shares, all of which vested on August 17, 2012. These options are exercisable at a price of $2.43 per share and expire on August 17, 2016. On August 28, 2012, we granted to Mr. Cooke options to purchase 25,000 Common Shares, all of which will be deemed to be vested immediately prior to the Effective Time. These options are exercisable at a price of $2.09 per share and expire on August 17, 2016.

(10)	Includes shares held by companies controlled by Mr. Choquer as follows:

(a) 847279 BC Ltd.: 4,733,446 shares
(b) C-Quest Holdings Ltd.: 159,201 shares
(c) Titan Investments Corp.: 386,426 shares

(11)
On March 26, 2008, the Corporation entered into a definitive Securities Purchase Agreement with Millennium Partners, LLP (“Millennium”). Under the Securities Purchase Agreement, LML and Millennium completed a private placement transaction pursuant to which Millennium acquired 4,000,000 common shares of the Corporation for an aggregate purchase price of $7,200,000, or $1.80 per share.

(12)	Includes 3,596,750 shares subject to options that are currently exercisable, that are exercisable within 60 days of ♦, 2012, or that will be deemed vested immediately prior to the Effective Time.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of applicable securities laws in Canada, as well as Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements typically contain statements with words such as “anticipate”, “believe”, “expect”, “intends”, “plan” or similar words suggesting future outcomes. The forward-looking statements in this Proxy Statement include, but are not limited to, statements concerning the business, operations and financial performance of the Corporation and the timing, implementation, perceived benefits and completion of the Arrangement. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such factors include, but are not limited to, the failure to satisfy the conditions to completion of the Arrangement, including the receipt of the required Shareholder, court or regulatory approvals, and the occurrence of any event, change or other circumstance that could give rise to the termination of the Arrangement Agreement, or a material adverse effect with respect to the Corporation. For a further discussion of the risks associated with the Corporation’s business that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements, see “Risk Factors” in the Corporation’s annual report on SEC Form 10-K for the year ended March 31, 2012, as filed with the SEC on June 20, 2012 and the Corporation’s quarterly report on SEC Form 10-Q for the period ended June 30, 2012, as filed with the SEC on August 13, 2012. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement, because it is possible that predictions, forecasts, projections and other forms of forward-looking statements will not be achieved. Except as required by applicable law, the Corporation disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

No person has been authorized to give information or to make any representations in connection with the matters contained in this Proxy Statement other than those contained in this Proxy Statement and, if given or made, any such information or representations should not be relied upon in making a decision as to how to vote on any matter to be considered at the Meeting, including without limitation the Arrangement, or be considered to have been authorized by the Corporation, DRIV or the Purchaser.

This Proxy Statement does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.

Shareholders should not construe the contents of this Proxy Statement as legal, tax or financial advice and should consult with their own professional advisors as to the relevant legal, tax, financial or other matters in connection herewith.

Capitalized words and terms used in this Proxy Statement but not otherwise defined have the meanings set forth under the heading “Glossary of Terms”.

Information given in this Proxy Statement is given as of ♦, 2012 unless otherwise specifically stated.

All summaries of, and references to, the Arrangement are qualified in their entirety by reference to the complete text of the Arrangement Agreement and the Plan of Arrangement. The Plan of Arrangement is attached as Schedule A to the Arrangement Agreement, a copy of which is attached as Appendix B hereto. You are urged to carefully read the full text of the Arrangement Agreement and the Plan of Arrangement.

The information concerning DRIV and the Purchaser contained in this Proxy Statement has been provided by DRIV for inclusion herein. Although the Corporation has no knowledge that would indicate that any statements concerning DRIV and the Purchaser are untrue or incomplete, the Corporation assumes no responsibility for the accuracy of such information or for any failure by DRIV to disclose events that may have occurred or may affect the significance or accuracy of any such information but which are unknown to the Corporation.

THE PROPOSED ARRANGEMENT

Background to the Arrangement Agreement

Beginning in early 2011, the Board of Directors had periodic informal discussions regarding acquisition, private placement and business combination opportunities. The Board of Directors specifically discussed the need to periodically examine the strategic direction of the Corporation and directed management of the Corporation to conduct an internal review of strategic alternatives for the Corporation.  Such strategic alternatives included identifying potential material acquisition targets in the Corporation’s lines of business or complementary lines of business, considering opportunities for a potential sale of the Corporation for cash or other securities, and other potential transactions which could enhance Shareholder value, liquidity and return. Furthermore, management of the Corporation and the Board of Directors felt it was prudent to examine the strategic direction of the Corporation at such time because the Corporation’s intellectual property licensing business and related pending intellectual property litigation was nearing completion. Upon completion of its outstanding litigation, the Corporation’s financial results would be primarily based on its Transaction Payment Processing business segment.  Given the size of this business segment and considering factors such as the cost of being a publicly traded company and the fact that the Common Shares are thinly-traded, management and the Board of Directors felt it was pragmatic to examine various strategic alternatives.

As a result of the foregoing, in early fall, 2011, the Board of Directors determined that it would be prudent to engage a broker to advise the Board of Directors regarding the Corporation’s potential strategic alternatives, which could include a potential sale of the Corporation, an offering of securities of the Corporation, or one or more acquisitions by the Corporation. In December 2011, in light of these informal discussions, certain members of management considered, interviewed, and reviewed the credentials, experience and financial expertise of the Broker, and on December 13, 2011, the Corporation engaged the Broker. Upon engagement, the Broker initiated due diligence on the Corporation to familiarize itself with the business of the Corporation. In conjunction with conducting its due diligence, the Broker had discussions with the Board of Directors with respect to acquisition opportunities and prepared and finalized marketing documents for the Corporation to gauge interest in a potential business combination.

On May 29, 2012, the Board of Directors determined it was in the best interest of the Corporation to establish the Special Committee, consisting only of directors meeting the independence requirements of NASDAQ, to provide oversight with respect to the negotiation of any potential business combinations, and to evaluate such potential business combinations as an alternative to other strategic alternatives, such as continuing as an independent concern. The Special Committee was and is comprised of Greg MacRae, David Cooke, and Jacqueline Pace. Patrick Gaines is not a member of the Special Committee, because he is an officer of the Corporation, and because he disclosed in writing to the Board of Directors and to the Special Committee that he has an interest in any potential sale transaction that is different than the interests of the Corporation’s other officers. As a result of the change of control provision in Mr. Gaines’ employment agreement, he becomes entitled to a payment of a bonus that is based on the purchase price payable pursuant to a transaction where there is a change of control and his employment is terminated. Mr. Gaines is the only director who has an interest in any potential sale transaction other than as a shareholder or holder of stock options. On May 29, 2012, the mandate of the Special Committee was adopted by the Board of Directors and memorialized in a written charter, which granted to the Special Committee the following authority:

(a)	to review, and provide guidance to management and the Board of Directors with respect to, the Corporation’s acquisition, investment, joint venture and divestiture strategies;

(b)	to assist management and the Board of Directors with the identification of acquisition, investment, joint venture and divestiture opportunities;

(c)
to execute, or authorize the Corporation’s officers to execute, non-binding term sheets, letters of intent, memoranda of understanding or similar agreements (which may contain customary binding provisions such as provisions relating to confidentiality and exclusivity) and oversee management and the Board of Director’s due diligence process with respect to proposed acquisitions, investments, joint ventures and divestitures;

(d)	to oversee management’s negotiation of definitive binding agreements and documents relating to proposed acquisitions, investments, joint ventures and divestitures;

(e)
to consider and make recommendations to the Board of Directors as to proposed acquisitions, investments, joint ventures or divestitures and, with respect to any proposed acquisition, investment, joint venture or divestiture that the Special Committee recommends be approved by the Board of Directors, coordinate with management to submit to the Board of Directors for its approval proposed definitive binding agreements and documents (in substantially final form) for such proposed acquisition, investment, joint venture or divestiture;

(f)	to conduct appropriate periodic evaluations of the transactions completed by the Corporation;

(g)	to retain and terminate advisors to assist in discharging its duties, including approving such advisors’ fees and retention terms; and

(h)
to provide a report of its meetings and activities to the Board of Directors on a regular basis, and report regularly to the Board of Directors on such issues as the Special Committee may determine are appropriate in the discharge of its duties.

In light of the Special Committee’s mandate, the Special Committee determined that it would be prudent to engage an independent financial advisor to obtain a valuation report in respect of the current value of the Common Shares. The Special Committee considered, interviewed and reviewed the credentials, experience and financial expertise of the Financial Advisor, noting that the Financial Advisor was experienced in valuing businesses comparable to the business of the Corporation, and determined on June 11, 2012 to retain the Financial Advisor as its independent financial advisor. The Special Committee also determined that it would be prudent to engage independent legal counsel. The Special Committee engaged Knox & Co. (“Knox”) as independent legal counsel on July 4, 2012 to advise the Special Committee in connection with potential business combinations.  Knox’s engagement included advice to the Special Committee regarding its fiduciary duties in relation to potential business combinations, as well as advice regarding relevant statutory and regulatory requirements to be satisfied in the Special Committee’s and Board of Directors’ consideration and evaluation of potential business combinations. The Special Committee met regularly with Knox in attendance to consider all aspects of matters and progress presented by the Broker and the Financial Advisor and to consider all strategic alternatives available to the Corporation, including potential business combinations and the benefits to the Corporation’s shareholders from a potential business combination, as opposed to the other strategic alternatives available to the Corporation, such as continuing to pursue a stand-alone business strategy.

From March 2012 to May 2012, the Broker contacted 39 potential purchasers and conducted meetings with seven of the 39 potential purchasers to assess interest in a potential business combination. At the Special Committee’s initial meeting on May 29, 2012, it considered a presentation provided by the Broker with respect to the status of the Broker’s activities.

On June 1, 2012, at the Special Committee’s request, the Broker began providing bid instructions to the potential purchasers and from June 11, 2012 to June 21, 2012, the Broker received the following five preliminary proposals from potential purchasers:

•
On June 11, 2012, a potential purchaser (“Party A”) submitted a proposed non-binding letter of interest to acquire all outstanding Common Shares and Options of the Corporation at an implied price of $3.17 per Common Share.

•	On June 14, 2012, DRIV submitted a proposed non-binding letter of interest to acquire all outstanding Common Shares and Options of the Corporation at a price of $2.75 per Common Share.

•
On June 14, 2012, a potential purchaser (“Party B”) submitted a proposed non-binding letter of interest to acquire all outstanding Common Shares and Options of the Corporation at an implied price range of $2.25 - $2.49 per Common Share.

•
On June 15, 2012, a potential purchaser (“Party C”) proposed a non-binding expression of interest to acquire all outstanding Common Shares and Options of the Corporation at an implied price range of $3.40 - $4.07 per Common Share.

On June 15, 2012, the Special Committee continued discussions with both the Broker and the Financial Advisor with respect to valuation and potential business combinations. At the meeting, the Financial Advisor provided a draft estimate valuation report of the Common Shares as at May 31, 2012. The estimate valuation report prepared by the Financial Advisor employed various approaches to determine the fair market value of the Common Shares. The approaches employed included: (i) discounted cash flow; (ii) premium paid to market price; and (iii) market comparable companies and transactions.  Based on the analysis performed, the Financial Advisor’s preliminary conclusion of the fair market value range for 100% of the Common Shares was in the range of $63 million to $67 million. During the discussions with representatives of the Financial Advisor, members of the Special Committee discussed the draft estimate valuation report, including the valuation methodologies and approach used by the Financial Advisor. At the same meeting, the Special Committee also reviewed and discussed a presentation from the Broker detailing the letters of interest received to date with respect to a potential sale of the Corporation. The Broker’s presentation included a summary of the process which the Broker had undertaken, which resulted in contacting 39 potential purchasers, entering into non-disclosure agreements and providing additional information to seven potential purchasers, and receiving indications of interest to date from four potential purchasers with two additional pending indications of interest. At the meeting, the Special Committee rejected each of DRIV’s and Party B’s offers and decided to invite Party A and Party C to continue further due diligence.

On June 21, 2012, a potential purchaser (“Party D”) submitted a proposed non-binding letter of interest to acquire all outstanding Common Shares and Options of the Corporation at a price of $3.25 per Common Share.

On June 22, 2012, the Special Committee discussed the proposed non-binding letter of interest received from Party D and on June 24, 2012, at the request of the Special Committee, the Broker provided Party A, Party C, and Party D access to an electronic data room. Subsequently, on June 26, 2012, DRIV submitted a revised proposed non-binding letter of interest with a revised price of $3.30 per Common Share and was also provided access to the electronic data room. On July 2, 2012, Party C informed the Broker that it would not be further pursuing the acquisition of the Corporation.

On July 3, 2012, the Special Committee met and reviewed an updated presentation from the Broker and, together with Clark Wilson LLP, legal counsel to the Corporation, Knox, and the Broker, reviewed a draft bid instruction letter to be sent to DRIV, Party A, and Party D. At the meeting, the Special Committee also reviewed and discussed a revised and reissued estimate valuation report from the Financial Advisor, dated June 22, 2012. As a result of a revised assumption regarding required future annual capital expenditures of the Corporation (previously based on an industry benchmark and revised based on an analysis of actual historical expenditures of the Corporation), the Financial Advisor concluded in its revised and reissued estimate valuation report that the fair market value range for 100% of the Common Shares would be in the range of $72 million to $77 million. After considering the presentations from the Broker and the Financial Advisor and the advice of Clark Wilson LLP, Knox, and the Broker, the Special Committee determined that it would be in the best interests of the Corporation and its Shareholders to proceed with the negotiation and evaluation of a potential business combination. The Special Committee also requested that the Financial Advisor produce a final estimate valuation report, which was delivered to the Special Committee on July 4, 2012. The final estimate valuation report delivered by the Financial Advisor indicated the range of valuations had not changed since the revised and reissued estimate valuation report, which concluded that the fair market value range for 100% of the Common Shares was in the range of $72 million to $77 million.

On July 5, 2012, at the request of the Special Committee, the Broker provided DRIV, Party A, and Party D the definitive bid instruction letter, including a draft of the Arrangement Agreement. The bid instruction letter requested bidders submit a final proposal on July 31, 2012.

From July 6, 2012 to July 30, 2012 representatives of the Corporation and the Broker had discussions with DRIV, Party A, and Party D as they continued their due diligence on the Corporation.

On July 27, 2012 the Special Committee met and received a summary of the Broker’s recent activities and, after considering the strategic alternatives available to the Corporation, determined to proceed with an evaluation of the final bid proposals and, assuming a satisfactory final bid proposal was received, to enter into negotiations with the winning bidder regarding a potential business combination. The Special Committee then discussed with the Broker, Knox, and Clark Wilson LLP the process that would be required to complete such a business combination. The Broker indicated that the potential purchasers were expected to submit final bid proposals on July 31, 2012. Final bid proposals were required to include, among other things, the potential purchaser’s comments to the form of Arrangement Agreement furnished by the Corporation.

On July 31, 2012, DRIV submitted, together with a revised draft Arrangement Agreement, a proposed non-binding letter of intent to acquire all outstanding Common Shares and Options of the Corporation at a price of $3.40 per Common Share. Among other terms, the proposed letter of intent granted DRIV a 30-day exclusivity period. On the same day, each of Party A and Party D contacted the Broker to affirm their continuing interest in a potential acquisition of the Corporation at the purchase prices previously proposed by them to the Corporation.

On August 2, 2012, the Special Committee met and discussed with the Broker, Clark Wilson LLP, and Knox the three final bid proposals received on July 31, 2012, including DRIV’s request for a 30 day exclusivity period and whether the final bid proposal submitted by DRIV represented the best offer available. The Special Committee also discussed with Clark Wilson LLP and Knox certain changes to the draft arrangement agreement that were requested by DRIV, including a proposed termination fee equal to approximately 3.0% of the proposed purchase price that would be payable to DRIV if the arrangement agreement were terminated under certain circumstances. After evaluating DRIV’s, Party A’s and Party D’s respective indications of interest, the Special Committee determined that it was advisable to continue negotiations with each of the final bidders regarding their bid proposals and assumed responsibility for further negotiating the proposed transactions. At the meeting, the Special Committee also discussed with the Broker the process for communicating to each of DRIV, Party A, and Party D the desire for an increased price per Common Share, which was subsequently communicated to DRIV, Party A and Party D by the Broker.

On August 6, 2012, DRIV delivered to the Special Committee a revised version of a non-binding letter of intent which increased the purchase price per Common Share from $3.40 to $3.45 and reduced the proposed exclusivity period from a 30-day period to a 21-day period. On August 7, 2012, the Special Committee discussed with Knox and Clark Wilson LLP its fiduciary duties in the context of considering an exclusive negotiation period with DRIV, reviewed the process conducted by the Broker to produce the DRIV offer, evaluated the likelihood that DRIV would further increase its revised offer or that any other third party would be willing to make a higher offer, and considered the unwillingness of DRIV to proceed with further negotiations unless exclusivity was granted. After considering these and other factors, and reviewing the advisability of proceeding with negotiations regarding a potential business combination as opposed to pursuing other strategic alternatives, the Special Committee determined that it was in the best interest of the Corporation and the Shareholders to grant exclusive negotiations to DRIV and continuing negotiating the proposed business combination with DRIV. On August 10, 2012, the Corporation and DRIV entered into a non-binding letter of intent, which provided among other things that the Corporation would negotiate exclusively with DRIV through August 31, 2012. The access of Party A and Party D to the Corporation’s electronic data room was terminated.

Beginning on August 10, 2012 and continuing through the termination of the exclusivity period on August 31, 2012, representatives of DRIV conducted additional due diligence review of the business, financial, legal, and other records and operations of the Corporation. During such time, representatives of DRIV and the Special Committee and their respective legal advisors, Fredrikson & Byron, P.A., and Clark Wilson LLP, continued to negotiate the terms of  the proposed Arrangement Agreement, including circumstances under which the Corporation’s Board of Directors would be permitted to respond to a superior offer, the amount of the termination fee payable by the Corporation to DRIV under certain circumstances, the circumstances under which a termination fee would be payable by the Corporation to DRIV, and the circumstances (if any) under which a termination fee would be payable by DRIV to the Corporation.

On August 17, 2012, the Special Committee engaged the Financial Advisor to provide the Financial Advisor Fairness Opinion in addition to and independent of the Broker Fairness Opinion due to the involvement of the Broker in identifying potential strategic alternatives for the Company, including the Arrangement.

On August 22, 2012, the Broker was contacted by Party D, which expressed a continued interest in acquiring the Corporation. The Broker informed Party D that discussions or negotiations regarding an acquisition of the Corporation were not possible at such time. As required by the terms of the DRIV letter of intent, the Corporation notified DRIV that the Broker had been contacted by a potential purchaser.

On August 31, 2012, DRIV and its financial advisor contacted the Broker, informed the Broker that DRIV’s due diligence requirements were ongoing, and requested an extension to the exclusivity period.  At the direction of the Special Committee, the Broker declined such request.

From September 6, 2012 through September 9, 2012, at the direction of the Special Committee, the Broker contacted Party A and Party D regarding their interest in resuming discussions regarding the potential acquisition of the Corporation.  Party A and Party D each expressed interest in resuming such discussions, and on September 7, 2012, at the direction of the Special Committee, Party D was given access to the online data room. On September 11, 2012, Party A informed the Broker that it would not be pursuing a potential acquisition of the Corporation.

On September 18, 2012, DRIV and its financial advisor contacted the Broker, indicating that DRIV had completed its business, financial and legal diligence and that, assuming the Arrangement Agreement could be finalized and Lock-Up and Support Agreements could be obtained from certain of the Corporation’s shareholders, it would be willing to enter into a definitive Arrangement Agreement. From September 18, 2012 through September 21, 2012, representatives of Clark Wilson LLP and Fredrikson & Byron, P.A. worked to finalize the Arrangement Agreement.

 On September 19, 2012 the Special Committee met to:

(a)	consider its responsibilities to the Board of Directors and the Corporation, and its fiduciary obligations to the Corporation and its Shareholders;

(b)	discuss with its advisors, the legal and regulatory requirements applicable to the Arrangement and provide instructions related thereto;

(c)	discuss the relevant issues arising from the structure of the Arrangement;

(d)	discuss in detail the proposed terms of the Arrangement Agreement;

(e)	review and discuss the Fairness Opinions and the assumptions and considerations contained therein; and

(f)	consider and make recommendations to the Board of Directors in respect of the Arrangement Agreement and the Arrangement.

On September 19, 2012, the Special Committee received the written Broker Fairness Opinion in respect of the Arrangement, and on October 1, 2012 the Special Committee received the written Financial Advisor Fairness Opinion in respect of the Arrangement, both of which confirmed that the terms of the Arrangement were fair, from a financial point of view, to Shareholders. See “The Arrangement - Valuation and Fairness Opinions”.

Also on September 19, 2012, after consulting with its legal and financial advisors and consideration of those factors outlined in this proxy statement and in the Fairness Opinions, the Special Committee determined that the Arrangement Agreement and the Arrangement are fair to and in the best interests of the Corporation and the Shareholders and determined to recommend that the Board of Directors approve the terms of the Arrangement Agreement and the Arrangement. Based on the factors outlined in this proxy statement and in the Fairness Opinions and the recommendation of the Special Committee, the Board of Directors met and (with Patrick Gaines having disclosed his interest in the transaction and therefore abstaining from voting) determined that the Arrangement Agreement and the Arrangement are fair to and in the best interests of the Corporation and the Shareholders, approved the transactions contemplated by the Arrangement Agreement, and determined to recommend that Shareholders vote in favour of the Arrangement.

The Arrangement Agreement was finalized and executed and delivered by the Corporation, DRIV and the Purchaser on September 21, 2012 after the close of the U.S. stock markets. On September 24, 2012, prior to the open of the U.S. stock markets, the Corporation and DRIV issued a joint news release and each filed a Form 8-K announcing the proposed Arrangement and the execution of the Arrangement Agreement.

Recommendation of the Board of Directors

The Board of Directors, based on the recommendation of the Special Committee and after careful consideration and consultation with its legal and financial advisors, has determined that the Arrangement is fair to and in the best interests of the Corporation and its Shareholders. The Board of Directors and the Special Committee recommend that the Shareholders vote FOR the Arrangement Resolution.

The Proxy Statement and its delivery to Shareholders has been unanimously approved by the Board of Directors.

Reasons for the Arrangement

After consulting with the Broker and the Financial Advisor and consideration of a number of factors, including the Fairness Opinions and the factors identified below, the Board of Directors and the Special Committee determined that the Arrangement Agreement and the Arrangement are fair to and in the best interests of the Corporation and its Shareholders. In reaching this decision, the Board of Directors and Special Committee carefully considered the factors described below, all aspects of the Arrangement Agreement and the Arrangement, and the factors outlined in the Fairness Opinions. The factors considered by the Board of Directors and the Special Committee in recommending the approval of the Arrangement Agreement and the Arrangement by the Shareholders include without limiting the following:

•
Superior Alternative to Continuing as an Independent Concern.  Our Board of Directors and Special Committee concluded that the Share Consideration of $3.45 per Common Share to be received by Shareholders of the Corporation compares favorably to the range of potential valuations of the Corporation as an independent concern, based on traditional valuation analyses such as discounted cash flow analyses, comparable companies analysis, and comparable transaction analysis, and taking into account the Corporation’s need as an independent concern to expand into additional markets, increase its market share, revenues, and profitability, and offer additional products and services, all in competition with other competitors, many of whom are larger and have greater resources than the Corporation.

•
Premium. The price to be paid for each Common Share under the Arrangement represents a premium of approximately 84.5% over the closing price of the Common Shares on September 21, 2012, the last trading day for the Common Shares on NASDAQ prior to the announcement of the Arrangement Agreement, and a premium of approximately 70% over the 20-day volume-weighted average price of the Common Shares on the NASDAQ for the period ended September 21, 2012. Similarly, according to the verbal Financial Advisor Fairness Opinion presented to the Board of Directors on August 31, 2012, the Corporation’s enterprise value and equity value on August 30, 2012 equaled approximately $29.1 million and $58.8 million respectively, compared to $73.1 million and $102.8 million as implied by the purchase price payable under the Arrangement Agreement.

•
Form, Amount, and Certainty of Consideration. The Share Consideration provides immediate liquidity and certainty to the Shareholders, particularly in comparison to a purchase price payable in purchaser securities or other consideration that fluctuates in value, and at a premium to the trading price of Common Shares prior to the announcement of the Arrangement. Additionally, in the view of the Board of Directors and the Special Committee, the Arrangement is likely to be completed, based on the commitment and ability of DRIV and the Purchaser to complete the transactions contemplated by the Arrangement Agreement and considering the totality of the terms of the Arrangement Agreement, including the absence of significant closing conditions (such as financing conditions) other than approval by Shareholders of the Arrangement Resolution, the approval of the Court, regulatory approvals, and other customary closing conditions.

•
Liquidity and Comparison with Open Market Share Prices. The Common Shares are thinly traded, and it is unlikely that a Shareholder would be able to sell any significant amounts of Common Shares in the public market without negatively impacting the price of Common Shares. Additionally, the Arrangement will allow each Shareholder to dispose of his, her or its Common Shares without incurring brokerage fees or commissions.

•
Alternatives to the Arrangement.  Our Board of Directors and Special Committee believe that the Share Consideration represents the highest price reasonably obtainable for the Common Shares, based on the belief that such Share Consideration represents the highest price that would have been paid by DRIV for the Corporation, and the fact that our Special Committee, with the advice and assistance of our management, the Broker, the Financial Adviser, and Clark Wilson LLP, identified a significant list of third parties that it believed would reasonably be expected to have an interest in acquiring the Corporation, contacted such parties, and solicited competitive bids from such parties, but did not receive from any such third party a proposal that was superior to the proposal reflected by the Arrangement Agreement.

•
Possibility of Higher Offers. The terms and conditions of the Arrangement Agreement do not preclude an unsolicited third party from proposing or making a Superior Proposal. Shareholders that are not a party to a Lock-Up and Support Agreement are not prohibited from tendering their Common Shares to, or voting in favor of a transaction with, a third party that proposes or makes a Superior Proposal. Additionally, the Board of Directors and Special Committee are permitted under the terms of the Arrangement Agreement to, subject to the limitations and requirements contained in the Arrangement Agreement, furnish confidential information to and conduct negotiations with any third party that has made an unsolicited Superior Proposal to acquire the Corporation, and may ultimately terminate the Arrangement Agreement with DRIV to accept a Superior Proposal under certain circumstances and subject to certain conditions, including the payment to DRIV of a $3 million termination fee. The Board of Directors and Special Committee considered the amount of the termination fee reasonable in light of market comparables and not preclusive of third party proposals to acquire the Corporation.

•
Role of Special Committee. The Special Committee oversaw the conduct of arm’s length negotiations with DRIV and the Purchaser, including the negotiation of key transaction terms, key economic terms, and other terms of the Arrangement Agreement. In conducting the negotiations, the Special Committee engaged and consulted with the independent Financial Advisor and Knox, its independent legal counsel, as well as the Broker and Clark Wilson LLP, legal counsel to the Corporation.

•
Fairness Opinions. The Financial Advisor and the Broker each provided oral opinions to our Special Committee, which were subsequently confirmed in writing, that, as of September 21, 2012 and September 19, 2012, respectively, and subject to the considerations, limitations and other matters set forth in the Fairness Opinions, the Share Consideration to be received by Corporation Shareholders (other than Common Shares held in treasury or held by DRIV or any subsidiary of the Corporation or DRIV) pursuant to the Arrangement was fair, from a financial point of view, to such Shareholders. See “The Proposed Arrangement – Fairness Opinions”.

•
Terms of Arrangement Agreement. The Board of Directors and Special Committee consider the terms and conditions of the Arrangement Agreement, which were negotiated extensively and at arms’ length, reasonable, including the representations, warranties and covenants of the parties, the restrictions on the conduct of the Corporation’s business until completion of the Arrangement, the conditions to the respective obligations of the parties to complete the Arrangement, and the obligation of DRIV to pay the Corporation a $3 million termination fee if the Arrangement Agreement is terminated on the basis of a breach by DRIV.

•
Shareholder Approval. The Arrangement Resolution must be approved by the affirmative vote of at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the special meeting.

•
Court Approval and Dissent Rights. The Arrangement will be subject to a judicial determination of its fairness by the Court, and registered Shareholders who do not vote in favour of the Arrangement will have the right to require judicial appraisal of their Common Shares and obtain “fair value” pursuant to the proper exercise of Dissent Rights.

The Special Committee and the Board of Directors also considered a number of potential risks relating to, and negative aspects of, the Arrangement, including without limitation the following:

•	No Future Appreciation. Shareholders will not participate in any future growth potential or benefit from any future increase in the value of the Corporation.

•
Restrictions on Solicitation.  The Arrangement Agreement restricts the ability of the Corporation and its representatives to solicit competing acquisition proposals, allows DRIV to match any competing acquisition proposal, and requires that the Corporation pay to DRIV a termination fee of $3 million in order to terminate the Arrangement Agreement and accept a Superior Proposal, all of which may discourage third parties from making a competing offer to acquire the Corporation.

•
Payment of Certain Amounts in the Event the Arrangement is Not Completed. If the Arrangement Agreement is terminated under certain circumstances, the Corporation may be required to pay to DRIV a termination fee of $3 million or reimburse DRIV for its transaction expenses.

•
Restrictions on the Conduct of the Corporation’s Business.  Pursuant to the Arrangement Agreement, the Corporation is subject to a number of restrictions on the conduct of our business pending completion of the Arrangement, such as the requirement the Corporation’s business be operated in the ordinary course of business and that the Corporation refrain from taking certain specified actions, all of which could delay or prevent us from undertaking business opportunities that may arise pending completion of the Arrangement.

•
Disruption of Business.  The announcement of the Arrangement Agreement will divert the Corporation’s management’s focus and resources from other strategic opportunities and from operational matters while working to implement the Arrangement, and may also result in the loss of customer, vendor, or other commercial relationships, as a result of such parties’ unwillingness to do business with DRIV, or otherwise. The announcement of the Arrangement Agreement could also negatively impact the Corporation’s ability to retain its management, technical, sales, and other key personnel. In the event the Arrangement is not for any reason completed, the Corporation would be required to continue to operate its business as an independent concern after experiencing these disruptions and negative consequences.

•
Taxable Transaction. The fact that the Arrangement will be a taxable transaction for most Shareholders and, as a result, taxes will generally be required to be paid by such Shareholders on any income and gains that result from receipt of the consideration in the Arrangement.

•
Interests of Directors and Officers. The interests that certain of our directors and executive officers may have with respect to the Arrangement, in addition to their interests as Shareholders generally, all of which are described in “The Proposed Arrangement – Interests of Directors and Officers in the Arrangement”.

The foregoing discussion of the information and factors considered by the Board of Directors and the Special Committee is not intended to be exhaustive but summarizes the material factors considered by the Board of Directors and Special Committee. In light of the variety of factors considered in connection with its evaluation of the Arrangement, and the complexity of these factors, our Board of Directors and Special Committee did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors in reaching their determinations. In addition, our Board of Directors and Special Committee did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Directors or Special Committee, but rather conducted an overall analysis of the factors described above, including discussions with and questioning of our senior management, the Broker, the Financial Advisor, Knox, and Clark Wilson LLP, as appropriate.

Intentions of the Corporation’s Executive Officers and Directors

The executive officers and directors of the Corporation beneficially own in the aggregate 1,577,096 outstanding Common Shares (not including Options to acquire 3,596,750 Common Shares), which represent approximately 5.6% of the outstanding Common Shares as of October 11, 2012. The executive officers and directors of the Corporation have indicated to the Corporation that they intend to vote their Common Shares in favour of the Arrangement and have entered into Lock-Up and Support Agreements evidencing same. See “Lock-Up and Support Agreements”.

Interests of Directors and Officers in the Arrangement

In considering the recommendations of the Board of Directors and the Special Committee with respect to the Arrangement, Shareholders should be aware that certain directors and officers of the Corporation have interests discussed in this Proxy Statement that may be actual or potential conflicts of interest with respect to the Arrangement. The Board of Directors and the Special Committee are aware of these interests and considered them when making their recommendations.  These interests are described below.

For additional information regarding director and executive compensation and related matters, see “Executive Compensation” and “Compensation of Directors” in the Corporation’s proxy statement dated July 27, 2012 available on SEDAR at http://www.sedar.com and EDGAR at http://www.sec.gov.

Shareholdings

To the knowledge of the Corporation, as of October 11, 2012, the directors and executive officers of the Corporation beneficially owned in the aggregate 1,577,096 outstanding Common Shares (not including Options to acquire 3,596,750 Common Shares), representing approximately 5.6% of the Common Shares outstanding. All of the Common Shares held by the directors and executive officers of the Corporation will be treated in the same fashion under the Arrangement as Common Shares held by any other Shareholder.

Stock Option Plans

As at October 11, 2011, the directors and executive officers of the Corporation held Options to acquire 3,596,750 Common Shares, representing approximately 82.6% of the Options outstanding. Pursuant to the Arrangement, each Option outstanding immediately prior to the Effective Time, whether or not vested, will be deemed to be vested and transferred by the holder thereof to the Corporation in exchange for the Option Consideration, if any, in respect thereof.

The directors and executive officers of the Corporation are expected to receive the following amounts (net of per share exercise price and before applicable tax withholdings) in settlement of their respective Options, if the Arrangement is completed, assuming none of them exercise the Options listed below prior to the Effective Time:

	In-the-Money Options
Name/Position	Common Shares	Payment ($)
Patrick Gaines Chief Executive Officer, Director and Chairman	1,700,000	$1,330,000
Craig Thomson President	400,000	$632,000
Richard Schulz Controller and Chief Accounting Officer	486,750	525,952
Chris Koide Executive Vice-President Operations	300,000	$474,000
Carolyn Gaines Corporate Secretary	410,000	$410,500
Greg A. MacRae Director	75,000	$105,250
Jacqueline Pace Director	125,000	$245,520
David C. Cooke Director	100,000	$175,250
TOTAL	3,596,750	$3,898,472

Potential Payments upon Termination or Change in Control

Each of the employment agreements for Messrs. Gaines, Thomson, Schulz and Koide and Mrs. Gaines (the Corporation’s Named Executive Officers) provides that in the event that:

(i)
such Named Executive Officer terminates such officer’s employment for good reason (which includes the right of the Named Executive Officer to terminate such officer’s employment in the event of a change in control of the Corporation), or

(ii)	the Corporation terminates such Named Executive Officer’s employment without cause, such Named Executive Officer will be eligible to receive:

A.	a lump sum severance payment equal to two (2) years’ current base salary, all accrued vacation pay, and two (2) times the last annual bonus such officer received; and

B.	immediate vesting of all the granted but unexpired stock options awarded to such Named Executive Officer.

In addition, in the event such termination for good reason or termination without cause occurs following a change of control of the Corporation, Mr. Gaines will also be eligible to receive a lump sum payment equal to three and one-half per cent (3.5%) of the total consideration paid to or for the Corporation in the change of control transaction.  Mr. Gaines has informed the Corporation that he will not be continuing his employment after completion of the Arrangement, so this provision will therefore entitle him to a lump sum payment equal to $3,598,000 at closing.

In addition, the Named Executive Officers’ participation in the Corporation’s group insurance benefit plans (which are provided to all eligible employees of the Corporation) will be continued by the Corporation for a period of two (2) years following the date of termination or until any of them replaces such plans, whichever is earlier.

The following table sets out the details of the estimated benefits due to each of the Named Executive Officers that, subject to the conditions set forth in the Named Executive Officers’ employment agreements, are expected to be payable at the Effective Time, pursuant to the terms and conditions of such employment agreements:

	As of October 10, 2012
		Termination Without Cause or for Good Reason		No Termination
Name	Benefit(1)	Before Change in Control	After Change in Control	Before Change in Control	After Change in Control

Patrick H. Gaines Chief Executive	Severance – Base Salary	$530,244	$530,244	-	-
Officer (Principal	Severance – Bonus	148,468	148,468	-	-
Executive Officer)	Accrued Vacation Pay	94,832	94,832
	Stock Option Vesting Acceleration(2)	280,625	280,625	-	280,625
	Benefits Continuation	5,799	5,799	-	-
	3.5% of total consideration paid for the Corporation with respect to the Arrangement (3)	-	3,598,000	-	-

Craig Thomson(4)
President	Severance – Base Salary	$438,471	$438,471	-	-
	Severance – Bonus	122,772	122,772	-	-
	Accrued Vacation Pay	21,407	21,407	-	-
	Stock Option Vesting Acceleration(2)	224,500	224,500	-	$224,500

Richard R. Schulz	Severance – Base Salary	$305,910	$305,910	-	-
Controller and Chief	Severance – Bonus	85,655	85,655	-	-
Accounting Officer	Accrued Vacation Pay	45,298	45,298	-	-
(Principal Financial Officer)	Stock Option Vesting Acceleration(2)	168,375	168,375	-	168,375
	Benefits Continuation	6,758	6,758	-	-

Chris Koide (4) Executive Vice-	Severance – Base Salary	$377,289	$377,289	-	-
President Operations	Severance – Bonus	105,641	105,641	-	-
	Accrued Vacation Pay	4,267	4,267	-	-
	Stock Option Vesting Acceleration(2)	168,375	168,375	-	$168,375
	Benefits Continuation	9,055	9,055	-	-

Carolyn L. Gaines Corporate Secretary	Severance – Base Salary	$173,349	$173,349	-	-
	Severance – Bonus	48,538	48,538	-	-
	Accrued Vacation Pay	30,336	30,336	-	-
	Stock Option Vesting Acceleration(2)	112,250	112,250	-	112,250
	Benefits Continuation	3,282	3,282	-	-

(1)
Benefit amounts would be paid in Canadian dollars and, for purposes of reporting such in this table, have been converted to U.S. dollars at the exchange rate of $1.0197 which was the rate in effect on October 10, 2012

(2)
The value of the vesting acceleration was calculated by multiplying the number of unvested, in-the-money option shares as of November 18, 2012, the next scheduled stock option vesting date, by the spread between the Share Consideration of $3.45 per Common Share, and the exercise price of such unvested options.  At November 18, 2012, Messrs. Gaines, Thomson, Schulz and Koide and Mrs. Gaines are expected to hold 62,500; 50,000; 37,500; 37,500 and 25,000 unvested stock options, respectively, that are expected to be in-the-money at an exercise price of $1.62 per Common Share.  In addition, at November 18, 2012, Messrs. Gaines, Thomson, Schulz and Koide and Mrs. Gaines are expected to hold 125,000; 100,000; 75,000; 75,000 and 50,000 unvested stock options, respectively, that are expected to be in-the-money at an exercise price of $2.12 per Common Share.  Together, these unvested stock options, if exercised at these values, would result in the gains on exercise as reported in the table.

(3)	The total consideration to be paid for the Corporation in the change of control transaction contemplated by the Arrangement is approximately $102.8 million.

(4)
To the knowledge of the Corporation, Messrs. Thomson and Koide have entered into employment agreements with DRIV and, as a result, Messrs. Thomson and Koide are not expected to receive base salary, bonus and benefits continuation amounts under their existing employment agreements at the Effective Date.

Indemnification and Insurance

The Arrangement Agreement provides that the Corporation may take all action necessary or appropriate to continue and maintain in effect for a period of not less than six years from the Effective Date, policies of directors’ and officers’ liability insurance as necessary to maintain all current rights to indemnification or exculpation in favour of the current and former directors and officers of the Corporation provided by the policies maintained by the Corporation that are in effect immediately prior to the Effective Time.

The Corporation has standard indemnification agreements with certain directors and officers. The constating documents of the Corporation also provide for the indemnification in certain circumstances of the Corporation’s directors and officers. The Arrangement Agreement provides that DRIV will cause Amalco to honour all rights to indemnification existing in favour of present and former directors and officers of the Corporation as of the Effective Time, such indemnification to continue in full force and effect and without modification until the second anniversary of the date of the Arrangement Agreement.

Commitments to Acquire Securities of the Corporation

Other than pursuant to the Stock Option Plans and outstanding Options and except as described herein in connection with the Arrangement, there are no agreements, commitments or understandings of the Corporation or the directors and officers of the Corporation to acquire securities of the Corporation.

Benefits from the Arrangement Agreement

Except as described herein, no director or officer of the Corporation will receive any direct or indirect benefit in connection with the Arrangement.

Material Changes

Except as described herein with respect to the Arrangement, there are no plans or proposals for material changes in the affairs of the Corporation.

Required Shareholder Approval

At the Meeting, Shareholders will be asked to vote to approve the Arrangement Resolution. The Arrangement Resolution must be passed by at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the Meeting (with each Shareholder entitled to one vote for each Common Share held).  A vote in favor of the approval of the Arrangement Resolution also constitutes your approval of the Arrangement Agreement and the Arrangement.

Notwithstanding the approval of the Arrangement at the Meeting, the Corporation reserves the right not to proceed with the Arrangement subject to the terms of the Arrangement Agreement.

Fairness Opinions

Forecasts

The Corporation does not, as a matter of course, publicly disclose financial forecasts as to future financial performance, earnings, or other results. The Corporation is cautious of making financial forecasts because of unpredictability of the underlying assumptions and estimates.  However, in connection with the evaluation of a possible transaction, the Corporation provided five-year financial projections, prepared by the Corporation’s management in March 2012, to our advisors, as well as to prospective bidders in connection with their due diligence review of the Corporation, which we refer to as the “Forecasts.” The Forecasts were prepared to provide information as to the operating results and financial condition of our business that could be achieved assuming certain revenue growth and assuming expense expectations were met and were based on extrapolation from historical financial statements.

A summary of the Forecasts has been included below. The Forecasts are being included in this proxy statement because the Forecasts were made available to our advisors, as well as to prospective bidders. The inclusion of this information should not be regarded as an indication that the Corporation or our advisors, or any other person, considered, or now considers, such Forecasts to be material or to be necessarily predictive of actual future results, and these Forecasts should not be relied upon as such. The Forecasts are forward-looking statements, are subjective in many respects, and are based upon certain assumptions. There can be no assurance that the Forecasts will be realized or that actual results will not be significantly higher or lower than projected.

In addition, the Forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles, which we refer to as GAAP, the published guidelines of the SEC regarding financial projections or the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent registered public accounting firm, nor any other independent accountants, have audited, compiled, examined or performed any procedures with respect to the financial projections comprising the Forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

These Forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond our control. We believe the assumptions that our management used as a basis for the Forecasts were reasonable at the time our management prepared the Forecasts, given the intended use and the information our management had at the time. Important factors that may affect actual results and cause these financial projections not to be achieved include, but are not limited to, risks and uncertainties relating to our business (including our ability to achieve our strategic goals, objectives and targets over the applicable periods), industry performance, general business and economic conditions and other factors. In addition, the Forecasts also reflect assumptions that are subject to change and do not reflect revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Forecasts were prepared. Accordingly, there can be no assurance that the Forecasts will be realized or that our future financial results will not materially vary from the Forecasts.

No one has made or makes any representation to any Shareholder regarding the information included in the Forecasts set forth below. We have made no representation to DRIV in the Arrangement Agreement concerning these Forecasts.

Readers are cautioned not to unduly rely on the Forecasts. We have not updated and do not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which the Forecasts were based are shown to be in error. The inclusion of the Forecasts in this Proxy Statement should not be regarded as an indication that this information will be predictive of actual future results, and this information should not be relied upon for such purpose. Further, the Forecasts do not take into account the effect of any failure of the Arrangement to occur and should not be viewed as accurate in that context. Accordingly, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than contained therein. You should review the Corporation’s most recent SEC filings for actual results for the Corporation’s fiscal year 2012 and first quarter of fiscal 2013, as reported in our Annual Report on Form 10-K for the year ended March 31, 2012 and our Quarterly Report on Form 10-Q for the three month period ended June 30, 2012.

Financial Projections
($ in thousands)	FY2013(1)	FY2014(1)	FY2015(1)	FY2016(1)	FY2017(1)
Adjusted Revenue(2)	$25,559	$31,213	$40,618	$52,549	$68,005
Adjusted Gross Profit(2)	$10,817	$11,895	$15,175	$19,047	$24,050
Adjusted EBITDA(2)	$5,551	$6,191	$8,759	$12,033	$16,381

(1)	Fiscal year information reflects the Corporation’s fiscal year ending on March 31 in the year noted.

(2)
FY2013 revenue and gross profit adjusted for one-time legal settlements.  FY2013 EBITDA adjusted for revenue and expenses related to extraordinary legal expenses from non-recurring legal expenses associated with IP litigation and stock-based compensation.  FY2014 through FY2017, EBITDA adjusted for stock-based compensation.

Broker Fairness Opinion

The Broker was retained to act as financial advisor to the Board of Directors of the Corporation in connection with the proposed acquisition.  As part of its engagement, the Special Committee requested the Broker render an opinion to the Special Committee as to whether the Share Consideration to be received by the Shareholders was fair to such Shareholders, from a financial point of view.  On September 19, 2012, the Broker rendered its oral opinion to the Board of Directors and subsequently confirmed in writing, as to the fairness, from a financial point of view, as of that date and based upon and subject to the assumptions, qualifications and limitations stated in its opinion, to the Shareholders of the Share Consideration to be received by those Shareholders.

The Broker provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the proposed acquisition.  The Broker’s opinion was one of many factors taken into account by the Special Committee in making its determination to approve the proposed acquisition.  The terms of the Arrangement Agreement and the amount and form of the consideration to be paid pursuant to the Arrangement Agreement, however, were determined through negotiations between the Special Committee and DRIV and were approved by the Board of Directors.  The Broker did not recommend any specific consideration to the Board of Directors or that any specific consideration constituted the only appropriate consideration for the proposed acquisition.

The full text of the Broker’s written opinion, dated September 19, 2012, is attached as Appendix C to this Proxy Statement and incorporated herein by reference.  You are urged to read the entire opinion carefully and in its entirety to learn about the assumptions made, procedures followed, matters considered and limits on the scope of the review undertaken by the Broker in rendering its opinion.  The analysis performed by the Broker should be viewed in its entirety; none of the methods of analysis should be viewed in isolation.  The Broker Fairness Opinion was directed to the Special Committee for its benefit and use in evaluating the fairness of the consideration to be received pursuant to the Arrangement Agreement and relates only to the fairness, as of the date of the Broker Fairness Opinion and from a financial point of view, of the Share Consideration to be received by the Shareholders in the proposed acquisition pursuant to the Arrangement Agreement. The Broker Fairness Opinion does not address any other aspects of the proposed acquisition or any related transaction, and does not constitute a recommendation to any Shareholder as to how that Shareholder should vote with respect to the Arrangement Agreement or the proposed acquisition.  The Broker did not address the merits of the underlying decision by the Company to engage in the proposed acquisition. The following summary of the Broker Fairness Opinion is qualified in its entirety by reference to the full text of the Broker Fairness Opinion.

In connection with the Broker Fairness Opinion, the Broker examined or discussed, among other things:

•	a draft dated September 19, 2012 of the Arrangement Agreement;

•	audited historical financial statements of the Corporation for the three fiscal years ended March 31, 2010 through 2012;

•	unaudited financial statements of the Corporation for the three month periods ended June 30, 2011 and 2012;

•
certain internal business, operating and financial information and forecasts of the Corporation for the fiscal years 2013 through 2017 prepared by the Corporation’s senior management (the “Forecasts” – see “Proposed Arrangement – Fairness Opinions – Broker Fairness Opinion – Forecasts”);

•	information regarding publicly available financial terms of certain other business combinations the Broker deemed relevant;

•	the financial position and operating results of the Corporation compared with those of certain other publicly traded companies the Broker deemed relevant;

•	the current and historical market prices and trading volumes of the Common Shares; and

•	certain other publicly available information on the Corporation.

The Broker also held discussions with certain members of the senior management of the Corporation to discuss the foregoing, considered other matters which it deemed relevant to its inquiry, and took into account those accepted financial and investment banking procedures and considerations that it deemed relevant.  In connection with the Broker’s engagement, the Broker was requested to approach, and held discussions with, third parties to solicit indications of interest for a possible acquisition of the Corporation.

In rendering its opinion, the Broker assumed and relied, without independent verification, upon the accuracy and completeness of all the information examined by or otherwise reviewed or discussed with the Broker for purposes of the Broker’s Fairness Opinion including, without limitation, the forecasts.  The Broker did not make or obtain an independent valuation or appraisal of the assets, liabilities or solvency of the Corporation.  The Broker was advised by the senior management of the Corporation that the Forecasts examined by the Broker were reasonably prepared on bases reflecting the best estimates then available to, and judgments of, the Corporation’s senior management. In that regard, the Broker assumed, with the consent of the Corporation’s senior management, that (a) the Forecasts would be achieved and (b) all of the Corporation’s material assets and liabilities (contingent or otherwise) were as set forth in its financial statements or other information made available to the Broker.

The Broker expressed no opinion with respect to the Forecasts or the estimates and judgments on which they were based.  The Broker did not consider and expressed no opinion as to the amount or nature of the compensation of any of the Corporation’s officers, directors or employees (or any class of such persons) relative to the Share Consideration to be received by the Shareholders.  The Broker expressed no opinion as to any terms or other aspects of the proposed acquisition (other than the Share Consideration to be received by the Shareholders to the extent specified in the Broker Fairness Opinion), including, without limitation, the form or structure of the proposed acquisition or the accounting consequences thereof.  The Broker’s opinion did not address the relative merits of the proposed acquisition as compared to any alternative business strategies that might exist for the Corporation or the effect of any other transaction in which the Corporation might engage.

The Broker Fairness Opinion was based upon economic, market, financial and other conditions existing on, and other information disclosed to the Broker as of, the date of its opinion.  Although subsequent developments may affect its opinion, the Broker does not have any obligation to update, revise or reaffirm the Broker Fairness Opinion.  The Broker relied as to all legal matters on advice of counsel to the Corporation, assumed that the final executed Arrangement Agreement would not materially differ from the draft of the Arrangement Agreement the Broker reviewed, and assumed that the proposed acquisition would be consummated on the terms described in the Arrangement Agreement, without any amendment or waiver of any material terms or conditions by the Corporation.

The following is a summary of the material financial analyses performed and material factors considered by the Broker to arrive at its opinion.  The Broker performed certain procedures, including each of the financial analyses described below, and reviewed with the Board of Directors the assumptions upon which such analyses were based, as well as other factors.  Although the summary does not purport to describe all of the analyses performed or factors considered by the Broker in this regard, it does set forth those considered by the Broker to be material in arriving at the Broker Fairness Opinion.  The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by the Broker, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by the Broker. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by the Broker. The order of the summaries of the analyses described below does not represent the relative importance or weight given to those analyses by the Broker.

Selected Public Company Analysis.

The Broker reviewed and compared certain financial information relating to the Corporation to corresponding financial information, ratios and public market multiples for certain publicly traded companies who provide payment processing services. The Broker selected these companies because they are publicly traded companies with general business, operating and financial characteristics deemed reasonably comparable to those of the Corporation. The companies selected by the Broker were: (i) Alliance Data Systems Corporation; (ii) Cielo SA; (iii) Euronet Worldwide Inc.; (iv) Global Cash Access Holdings, Inc.; (v) Global Payments Inc.; (vi) Heartland Payment Systems, Inc.; (vii) Net 1 Ueps Technologies Inc.; (viii) TNS Inc.; (ix) Total System Services Inc.; and (x) Vantiv, Inc.

Among the information the Broker considered was adjusted revenue and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”).  The Broker considered the enterprise value for each company, which the Broker calculated as the equity value of the company, plus total debt, minority interest and preferred share, less cash and cash equivalents. The Broker noted that the enterprise value for many of the comparable companies was significantly higher than the implied enterprise value for the Corporation.  The equity value of each company was calculated using the share price multiplied by the diluted shares outstanding as of September 18, 2012 (the common shares outstanding and in-the-money common shares equivalents calculated using the treasury method). In calculating adjusted EBITDA, the Broker excluded certain non-cash items including share-based compensation, as applicable.  The Broker considered the enterprise value as a multiple of revenue and adjusted EBITDA for each company for the latest twelve months (which we refer to as LTM) for which results were publicly available and as a multiple of calendar year revenue and adjusted EBITDA estimates for 2012 and 2013.  The operating results and the corresponding derived multiples for the Corporation and each of the selected public companies were based on each company’s most recent publicly available financial information, closing share prices as of September 18, 2012 and consensus Wall Street analysts’ estimates for calendar years 2012 and 2013, as well as, for the Corporation only, the Corporation’s senior management’s estimate of adjusted revenue and adjusted EBITDA for calendar years 2012 and 2013.

The Broker then used the implied enterprise value based on the terms of the proposed acquisition to derive implied valuation multiples for the Corporations based on adjusted revenue and adjusted EBITDA for the twelve month period ended June 30, 2012 and estimates for calendar years 2012 and 2013.  Revenue was adjusted for extraordinary revenue related to non-recurring intellectual property litigation.  EBITDA was adjusted for extraordinary revenue and expenses related to non-recurring legal expenses associated with intellectual property litigation and share-based compensation.

The Broker then compared the multiples implied for the Corporation based on the terms of the proposed acquisition to the range of trading multiples for the selected public companies.  Although the Broker compared the trading multiples of the selected public companies to those implied for the Corporation, none of the selected public companies is identical or directly comparable to the Corporation.  Accordingly, any analysis of the selected public companies necessarily involved complex considerations and judgments concerning the differences in financial and operating characteristics and other factors that would necessarily affect the analysis of trading multiples of the selected public companies.  Information regarding the multiples derived from the Broker’s selected public company analysis is set forth in the following table.

	Proposed Transaction	Selected Companies Valuation Multiples
	Multiples	Min	Mean	Median	Max
Enterprise Value / LTM Adjusted Revenue	3.61x	0.90x	2.76x	1.97x	7.95x
Enterprise Value / CY 2012E Adjusted Revenue	3.14x	0.87x	2.56x	1.93x	6.75x
Enterprise Value / CY 2013E Revenue	2.57x	0.81x	2.35x	1.82x	6.13x
Enterprise Value / LTM Adjusted EBITDA	17.7x	4.3x	8.5x	8.2x	14.0x
Enterprise Value / CY 2012E Adjusted EBITDA	14.2x	5.1x	8.0x	8.0x	10.8x
Enterprise Value / CY 2013E Adjusted EBITDA	12.6x	5.0x	7.4x	7.4x	9.8x

The Board of Directors noted that the implied multiples for the proposed acquisition were above the range of EBITDA multiples for the selected public companies.  Also, the Board of Directors noted that the implied multiples for the proposed acquisition were above the mean and median range of revenue multiples for the selected public companies.

Selected Precedent Transactions Analysis.

The Broker performed an analysis of selected precedent transactions consisting of transactions announced since January 1, 2007 and focused primarily on target companies who provide payment processing services that it deemed relevant.   The Broker did not take into account any announced transactions that were subsequently abandoned or otherwise not consummated.  Further, the Broker did not take into account any announced or consummated transaction whereby relevant financial information was not publicly disclosed and available.

The Broker’s analysis was based on publicly available information and certain internal financials regarding such transactions.  The selected transactions were not intended to be representative of the entire range of possible transactions in the respective industries.  The transactions that were examined were (target/acquiror): (i) Authorize.Net Holdings, Inc. / CyberSource Corporation (June 2007); (ii) Electronic Clearing House Inc. / Intuit Inc. (December 2007); (iii) Metavante Technologies, Inc. / Fidelity National Information Services, Inc. (iv) Metavante Technologies, Inc. / Fidelity National Information Services, Inc. (April 2009); (v) Goldleaf Financial Solutions, Inc. / Jack Henry & Associates Inc. (August 2009); (vi) CyberSource Corporation / Visa, Inc. (April 2010); (vii) RBS WorldPay / Advent International and Bain Capital (August 2010); (viii) Datacash Group Limited / Mastercard Incorporated (August 2010); (ix) NPC Group, Inc. / Vantiv, Inc. (formerly Fifth Third Processing Solutions) (September 2010); (x) Redecard SA / Itau Unibanco Holding SA (February 2012); (xi) Merchant e-Solutions, Inc. / Cielo SA (July 2012); and (xii) JetPay Solutions, LLC / Universal Business Payment Solutions Acquisition Corporation (July 2012).

The Broker reviewed the consideration paid in the selected transactions in terms of the enterprise value of the target as a multiple of its revenue and adjusted EBITDA for the LTM prior to the announcement of the respective transaction.  The Broker compared the resulting range of transaction multiples of revenue and adjusted EBITDA for the selected transactions to the implied transaction multiples of LTM adjusted revenue and adjusted EBITDA for the Corporation based on the terms of the proposed acquisition.  Information regarding the multiples from the Broker’s analysis of the selected transactions is set forth in the following table:

	Proposed Transaction	Precedent Transactions Valuation Multiples
	Multiples	Min	Mean	Median	Max
Enterprise Value / LTM Adjusted Revenue	3.61x	0.85x	4.05x	3.16x	8.23x
Enterprise Value / LTM Adjusted EBITDA	17.7x	6.4x	14.2x	11.9x	30.8x

Although the Broker analyzed the multiples implied by the selected transactions and compared them to the implied transaction multiples of the Corporation, none of these transactions or associated companies is identical or directly comparable to the proposed acquisition or the Corporation.  The Broker noted that many of the transactions it analyzed were for companies with enterprise values significantly larger than the implied enterprise value for the Corporation.  Accordingly, this involved complex considerations and judgments concerning the differences in financial and operating characteristics, parties involved and terms of their transactions and other factors therein.

The Board of Directors noted that the implied multiples for the proposed acquisition were within the range of multiples for the selected precedent transactions.

Discounted Cash Flow Analysis.

The Broker utilized the forecasts to perform a discounted cash flow analysis to estimate the present value as of November 30, 2012 of the Corporation’s forecasted free cash flows through the fiscal year ending March 31, 2017.  The Broker calculated the assumed terminal value of the enterprise at March 31, 2017 by (i) multiplying projected adjusted EBITDA in the fiscal year ending March 31, 2017 by multiples ranging from 8.0x to 12.0x and (ii) utilizing perpetuity growth rates ranging from 4% to 6% of cash flow for the future periods after the fiscal year ended March 31, 2017.  The Broker selected the range of 8.0x to 12.0x based on an approximate range around the median enterprise value to LTM adjusted EBITDA multiple derived for the transactions used in the Selected Precedent Transactions Analysis described above and based on the an approximate range around the median enterprise value to LTM adjusted EBITDA multiple derived for the publicly traded companies in the Selected Public Company Analysis described above.  The Broker selected the range of perpetuity growth rates based on the Corporation’s forecasted free cash flows.

To discount the projected free cash flows and assumed terminal value to present value, the Broker used discount rates ranging from 20% to 24%.  The discount rates were selected by the Broker based on the Corporation’s weighted average cost of capital.  To determine the range of diluted implied equity value per Common Share, the Broker subtracted total debt and added excess cash as of November 30, 2012.  The Broker then divided this result by the total Common Shares outstanding and Common Share equivalents as of November 30, 2012, which were approximately 29.8 million Common Shares (fully diluted).  The diluted equity value implied by the discounted cash flow analysis ranged from $2.41 per Common Share to $4.55 per Common Share, based on a range of terminal values derived by multiples of adjusted EBITDA and perpetuity growth rates.

The Board of Directors noted that the Share Consideration in the proposed acquisition was within the per share price range of the diluted equity value derived by this analysis.

Leveraged Acquisition Analysis.

Based on the forecasts provided by the senior management of the Corporation for fiscal years 2013 through 2017, the Broker performed a leveraged acquisition analysis to determine, based on the Corporation’s ability to service a given level of debt using its projected future earnings stream and corresponding cash flows, an estimate of a theoretical purchase price that could be paid by a hypothetical financial sponsor in an acquisition of the Corporation, assuming such transaction was financed on customary market terms and assuming that such financial buyer will seek to realize a return on its investment in 2017.  Estimated exit values were calculated by applying a range of exit value multiples from 8.0x to 12.0x of 2017 estimated adjusted EBITDA, which exit value multiples were determined based on the Broker’s experience and professional judgment from the multiples implied by the proposed acquisition and the range of multiples from the Selected Public Company Analysis and Selected Precedent Transactions Analysis shown above.  The Broker then derived a range of theoretical purchase prices based on assumed required internal rates of return for a buyer between 20% and 30%, which range of percentages was, in the Broker’s professional judgment, generally reflective of the range of required internal rates of return commonly assumed when performing a leveraged acquisition analysis of this type.  This analysis indicated an implied per share equity reference range of $1.93 to $3.40 as compared to the Share Consideration of $3.45 per Common Share.

The Board of Directors noted that the Share Consideration was above the per share equity reference range implied by the leveraged acquisition analysis.

Premiums Paid Analysis.

The Broker reviewed data from 267 acquisitions of publicly traded companies, excluding closed end funds and real estate investment trusts, in which 100% of the target’s equity was acquired, announced since June 30, 2009 and with transaction enterprise values between $50 million and $250 million.  Specifically, the Broker analyzed the acquisition price per share as a premium to the closing share price one day, one week, one month, 60 days, 90 days and 180 days prior to the announcement of the transaction, for all 267 transactions.  The Broker compared the range of resulting per share common share price premiums for the reviewed transactions to the premiums implied by the proposed acquisition based on the Corporation’s Common Share prices one day, one week, one month, 60 days, 90 days and 180 days prior to September 18, 2012.  Information regarding the premiums from the Broker’s analysis of selected transactions is set forth in the following table:

			Premiums Paid Percentage Data by Percentile
Premium Period Before September 18, 2012	Corporation Common Share Price	Implied Corporation Premium at $3.45 / Share	10th	20th	30th	40th	50th	60th	70th	80th	90th
One Day Prior	$2.00	72.5%	7.2%	13.4%	19.3%	29.2%	33.5%	39.5%	47.4%	64.7%	92.8%
One Week Prior	$2.00	72.5%	9.9%	17.0%	22.9%	29.9%	36.2%	41.9%	52.0%	68.0%	98.1%
One Month Prior	$2.09	65.1%	13.3%	22.7%	27.9%	33.1%	38.8%	46.0%	56.9%	74.7%	101.0%
60 Days Prior	$2.05	68.3%	12.3%	24.5%	30.3%	36.9%	43.8%	52.7%	59.4%	76.8%	108.0%
90 Days Prior	$1.86	85.5%	13.3%	23.1%	30.5%	41.5%	48.4%	57.0%	70.2%	83.9%	120.6%
180 Days Prior	$2.33	48.1%	10.8%	25.0%	35.8%	47.8%	56.4%	69.2%	85.5%	104.0%	157.7%

The Board of Directors noted that the premiums implied by the proposed acquisition exceeded the 80th percentile one day prior to the announcement, exceeded the 80th percentile one week prior to the announcement, exceeded the 70th percentile one month prior to the announcement, exceeded the 70th percentile 60 days prior to the announcement, exceeded the 80th percentile 90 days prior to the announcement and exceeded the 40th percentile 180 days prior to the announcement.

General.

This summary is not a complete description of the analysis performed by the Broker, but contains the material elements of the analysis.  The preparation of an opinion regarding fairness is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to partial analysis or summary description.  The preparation of an opinion regarding fairness does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires the Broker to exercise its professional judgment, based on its experience and expertise, in considering a wide variety of analyses taken as a whole.  Each of the analyses conducted by the Broker was carried out in order to provide a different perspective on the financial terms of the proposed acquisition and add to the total mix of information available.  The analyses were prepared solely for the purpose of the Broker providing its opinion and do not purport to be appraisals or necessarily reflect the prices at which securities actually may be sold.  The Broker did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion about the fairness of the Share Consideration to be received by the Shareholders Common Shares.  Rather, in rendering its oral opinion (subsequently confirmed in writing) on September 19, 2012 to the Board of Directors, as of that date and based upon and subject to the assumptions, qualifications and limitations stated in its written opinion, as to whether the Share Consideration to be received by the Shareholders was fair to such Shareholders, from a financial point of view, the Broker considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole.  The Broker did not place particular reliance or weight on any particular analysis.  Accordingly, notwithstanding the separate factors summarized above, the Broker believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation proc ess underlying its opinion.  No company or transaction used in the above analyses as a comparison is identical or directly comparable to the Corporation or the proposed acquisition.  In performing its analyses, the Broker made numerous assumptions with respect to industry performance, business and economic conditions and other matters.  The analyses performed by the Broker are not necessarily indicative of future actual values and future results, which may be significantly more or less favourable than suggested by such analyses.

The Broker has been engaged in the investment banking business since 1935.  The Broker continually undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations, estate and gift tax valuations and similar transactions.  In the ordinary course of its business, the Broker may from time to time trade the securities of the Corporation or DRIV for its own account and for the accounts of its customers, and accordingly may at any time hold a long or short position in such securities.  The Board of Directors hired the Broker based on its qualifications and expertise in providing financial advice to companies and its reputation as an internationally recognized investment banking firm.

Fees.

Pursuant to a letter agreement dated December 13, 2011, a fee of $50,000 became payable to the Broker upon execution of that letter agreement, a fee of $500,000 became payable to the Broker upon delivery of the Broker Fairness Opinion, and a fee of $2.44 million, less any fees already paid to the Broker, is payable to the Broker upon consummation of the proposed acquisition.  No portion of the fees payable to the Broker were contingent on the conclusions reached by the Broker in the Broker Fairness Opinion.  In addition, the Corporation agreed to reimburse the Broker for certain of its out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by it in connection with its services and will indemnify the Broker against potential liabilities arising out of its engagement, including certain liabilities under the U.S. federal securities laws.

Financial Advisor Fairness Opinion

On August 16, 2012, the Corporation engaged the Financial Advisor to provide the Special Committee with its opinion as to the fairness, from a financial point of view, of the Share Consideration to be received by Shareholders under the Arrangement. On August 31, 2012, the Financial Advisor orally delivered its opinion to the Special Committee and Board of Directors and subsequently confirmed in writing on October 1, 2012 that, as of September 21, 2012, the Share Consideration to be received by Shareholders pursuant to the final draft of the Arrangement Agreement dated September 21, 2012 is fair, from a financial point of view, to Shareholders.

Qualifications.

The Financial Advisor is the 7th largest chartered accountancy and business advisory firm in Canada and the 4th largest in British Columbia.  The Financial Advisor was founded in 1945 and has more than 80 locations with over 2,800 team members across Canada including over 300 partners.  The Financial Advisor is a member of the Praxity affiliation of accounting and advisory firms, and benefits from the shared knowledge and resources of affiliates. The Financial Advisor Fairness Opinion was prepared by Michael Sileika, lead Financial Advisor partner for valuation services in British Columbia.  Mr. Sileika is a Chartered Accountant and a Chartered Business Valuator with over ten years of valuation and valuation related experience.

Relationship with Interested Parties.

Neither the Financial Advisor, nor the principals or any of its employees, affiliates or associates is an insider, associate or affiliate of the Corporation, DRIV or any of their respective associates or affiliates in connection with any matter. Neither the Financial Advisor, nor the principals or any of its employees, affiliates or associates have a financial interest in the completion of the Arrangement.  The compensation received for providing the Financial Advisor Fairness Opinion is in no way dependent in whole or in part on the agreement, arrangement or an understanding that gives a financial incentive in respect of the conclusion reached or the outcome of the Arrangement. There are no understandings, agreements or commitments between the Financial Advisor and the Corporation or any of their respective associates or affiliates with respect to any future business dealings.

Scope of Review and Scope of Restrictions.

In delivering the Financial Advisor Fairness Opinion, the Financial Advisor reviewed and relied on, among other information, the following: (i) certain financial statements of the Corporation; (ii) certain annual and quarterly reports of the Corporation; (iii) information contained on the Corporation’s and DRIV’s websites; (iv) information received from management of the Corporation; (v) market information; and (vi) other publically disclosed information of the Corporation as described in more detail in the Financial Advisor Fairness Opinion. The Financial Advisor relied upon the completeness, accuracy and fair presentation of all of the financial and other factual information, data, advice, opinions or representations obtained by it from public sources and management of the Corporation

Assumptions.

Prior to reaching its determination on the conclusion of the Financial Advisor Fairness Opinion, the Financial Advisor assumed, in addition to other assumptions set out in the Financial Advisor Fairness Opinion, the following: (i) there has been full disclosure of any independent offers to purchase the Common Shares or significant assets of the Corporation by others; (ii) Forecasts as provided by management have been prepared with a reasonable degree of care and attention to reflect the judgment of management; (iii) information from the Corporation’s public disclosure is accurate; and (iv) the Corporation has no significant undisclosed liabilities, contractual obligations, substantial commitments or litigation, pending or threatened, as set out in more detail in the Financial Advisor Fairness Opinion.

Methodology Applied in Performing Fairness Analysis.

The assessment of fairness, from a financial point of view, must be determined in the context of the Arrangement.  In considering the fairness of the Arrangement, from a financial point of view, to the Shareholders, the Financial Advisor considered a number of matters including, but not limited to: (i) Discounted Cash Flow Approach; and (ii) as corroborative measures, the Market Premium Approach and various other market approaches as described in the Financial Advisor Fairness Opinion.

The Opinion.

Based upon the Financial Advisor’s analyses and subject to the foregoing, the Financial Advisor is of the opinion that, as at September 21, 2012, the Arrangement is fair, from a financial point of view, to the Shareholders.

The full text of the written Fairness Opinions, which sets forth procedures followed and assumptions made in connection with the preparation of the opinions and the limitations and qualifications in respect thereof, are attached to this Proxy Statement as Appendix D.

Arrangement Mechanics

The following description of the Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement, which is attached as Schedule A to the Arrangement Agreement (which, in turn, is attached as Appendix B hereto). Commencing at the Effective Time, each of the events set out below will occur and will be deemed to occur in the following sequence:

(a)	at the Effective Time:

(i)
each Option granted and outstanding immediately prior to the Effective Time will be and be deemed to be transferred by the holder thereof to the Corporation in exchange for a cash payment from the Corporation equal to the Option Consideration (if any) in respect of such Option;

(ii)
with respect to each Option, the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Option or under the Stock Option Plans and the name of the holder thereof will be removed from the applicable securities register of the Corporation with respect to such Option; and

(iii)	the Stock Option Plans and each of the Options transferred to the Corporation will be cancelled;

(b)	at the Effective Time:

(i)
each Warrant issued and outstanding immediately prior to the Effective Time will be and be deemed to be transferred by the holder thereof to the Corporation in exchange for a cash payment from the Corporation equal to the Warrant Consideration (if any) in respect of such Warrant;

(ii)
with respect to each Warrant, the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Warrant and the name of the holder thereof will be removed from the applicable securities register of the Corporation with respect to such Warrant; and

(iii)	each of the Warrants transferred to the Corporation will be cancelled;

(c)
each Common Share held by a Dissenter who are ultimately determined to be entitled to be paid the fair value of the Common Shares in respect of which they have exercised Dissent Rights will be transferred to the Purchaser and such Dissenter will cease to have any rights as a Shareholder other than the right to be paid the fair value of their Common Shares;

(d)
each Common Share outstanding immediately prior to the Effective Time (other than Common Shares held by Dissenters who are ultimately entitled to be paid the fair value of their Common Shares and Shares held by the Purchaser) will be transferred by the holder thereof to the Purchaser in exchange for a cash payment from or on behalf of the Purchaser equal to the Share Consideration;

(e)	at the same time as the step contemplated in (d), with respect to each Common Share:

(i)
the holder of such Common Share will cease to be the holder thereof, or to have any rights in respect thereof, and the name of the holder will be removed from the applicable securities register of the Corporation; and

(ii)
legal and beneficial title to such Common Share will vest in the Purchaser and the Purchaser will be the transferee and legal and beneficial owner thereof and will be entered into the applicable securities register of the Corporation as the sole holder thereof; and

(f)	Purchaser and the Corporation will amalgamate to form Amalco.

Letter of Transmittal

If you are a registered Shareholder, you should have received with this Proxy Statement a Letter of Transmittal. In order to receive the Share Consideration following completion of the Arrangement, registered Shareholders must complete and sign the Letter of Transmittal and deliver it, together with the certificate representing their Common Shares and the other documents specified in the Letter of Transmittal, to Computershare in accordance with instructions contained therein. The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. Optionholders and Warrantholders will receive a Letter of Transmittal and a letter of instructions from the Corporation that will set out the treatment of Options and Warrants.

Registered Shareholders can also request additional copies of the Letter of Transmittal by contacting Computershare. The Letter of Transmittal is also available under the Corporation’s profile on SEDAR at www.sedar.com and EDGAR at http://www.sec.gov.

The method used to deliver the Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the sender, and delivery will be deemed effective only when such documents are actually received. The Corporation recommends that the necessary documentation be hand delivered to Computershare, and a receipt obtained therefor; otherwise the use of registered mail (with return receipt and proper insurance obtained) is recommended. Non-registered Shareholders should contact their nominee for assistance in delivering their Common Shares to Computershare and should carefully follow the instructions of their nominee in order to ensure that their Common Shares are properly delivered.

The Corporation and the Purchaser reserve the right to waive or not to waive any and all errors or other deficiencies in any Letter of Transmittal or other document and any such waiver or non-waiver will be binding upon the affected Shareholder. The granting of a waiver to one or more Shareholders does not constitute a waiver for any other Shareholder. The Corporation and the Purchaser reserve the right to demand strict compliance with the terms of the Letter of Transmittal and the Arrangement.

If any certificate representing Common Shares has been lost, stolen or destroyed, the registered Shareholder should complete the Letter of Transmittal as fully as possible and forward it, together with an affidavit regarding the loss, theft or destruction of such certificate, to Computershare. Computershare will assist in making arrangements for the necessary affidavit (which may include a bonding requirement) for payment of the Share Consideration in accordance with the Arrangement. Further details are set out in the Letter of Transmittal. As a condition precedent to payment for Common Shares represented by certificates which have been lost, stolen or destroyed, the registered holder thereof will be required to indemnify the Corporation, the Purchaser and Computershare against any claim that may be made against any of them with respect to such lost, stolen or destroyed certificate.

Delivery of Consideration

At or before the Effective Time, the Purchaser will deposit with Computershare sufficient funds to effect payment of the aggregate cash payable under the Arrangement to Securityholders.

As soon as practicable following the later of the Effective Date and delivery to Computershare of a duly completed and executed Letter of Transmittal and, in the case Common Shares, a certificate representing the underlying Common Shares and the other documents specified in the Letter of Transmittal, the registered holder of such surrendered certificate or the Optionholders and Warrantholders as applicable will be entitled to receive the Share Consideration, Option Consideration or Warrant Consideration, as applicable, in respect thereof.

Computershare will act as the agent of registered Shareholders, Optionholders and Warrantholders entitled to receive payment under the Arrangement for the purpose of receiving and transmitting payment from the Purchaser or the Corporation to such persons and receipt of payment by Computershare will be deemed to constitute receipt of payment by the registered Shareholders, Optionholders and Warrantholders. Computershare will issue a cheque payable in U.S. funds in respect of Common Shares, Options and Warrants as soon as practicable after the applicable registered Shareholder, Optionholder or Warrantholder becomes entitled to a cash payment in respect thereof. Unless otherwise directed in the Letter of Transmittal, the cheque to be issued in respect of the cash payable in respect of Common Shares, Options or Warrants will be issued in the name of the registered holder. Unless the person who deposits a certificate representing Common Shares, Options or Warrants instructs Computershare to hold the cheque for pick-up by checking the appropriate box in the Letter of Transmittal, cheques will be forwarded by first class mail to the addresses specified in the Letter of Transmittal. If no address is provided, cheques will be forwarded by first class mail to the address of the registered Shareholder as shown on the register maintained by or on behalf of the Corporation in respect of the Common Shares, Options or Warrants.

Until surrendered as contemplated by the Arrangement, each certificate that immediately prior to the Effective Time represented Common Shares, Options or Warrants will be deemed, in accordance with the provisions of the Arrangement, to represent only the right to receive, upon such surrender, the applicable cash payment in lieu of such certificate as contemplated in the Arrangement.

If any registered holder fails for any reason to surrender to Computershare the documents or instruments required to be delivered to Computershare in order for the holder to receive the cash payment such registered holder is entitled to receive under the Arrangement on or before the sixth anniversary of the Effective Date, then (i) such holder will be deemed to have donated and forfeited to the Purchaser any cash held by Computershare in trust for such former holder to which such former holder is entitled and (ii) the certificate representing the Common Shares, Options or Warrants owned by such holder will cease to represent a claim of any nature whatsoever and will be deemed to have been surrendered to the Purchaser and will be cancelled.

The Corporation, the Purchaser and Computershare will be entitled to deduct and withhold from any consideration otherwise payable to any Shareholder, Optionholder or Warrantholder under the Arrangement such amounts as the Corporation, the Purchaser or Computershare is required to deduct and withhold with respect to such payment under applicable tax laws. Under no circumstances will interest on the consideration payable pursuant to the Plan of Arrangement accrue or be paid by the Corporation, the Purchaser or Computershare to Shareholders, Optionholders or Warrantholders, regardless of any delay in making such payment.

Computershare will receive reasonable and customary compensation for its services in connection with the Arrangement, and will be reimbursed for certain out-of-pocket expenses and will be indemnified by the Corporation against certain liabilities under applicable laws and expenses in connection therewith.

Source of Funding

Pursuant to the terms of the Arrangement, an aggregate amount of approximately $102.8 million is expected to be paid by the Purchaser to acquire all of the outstanding Common Shares, Options and Warrants (assuming no Shareholder exercises Dissent Rights in respect of the Arrangement). The Purchaser expects to fund the payment of the Share Consideration, the Option Consideration and Warrant Consideration by cash on hand. The Purchaser’s obligation to complete the Arrangement is not subject to any financing condition.

Stock Exchange Delisting

The Corporation is currently listed on the NASDAQ Capital Market. Following completion of the Arrangement, the Purchaser intends that Amalco will apply to the NASDAQ Capital Market to delist the Common Shares from the NASDAQ and to the applicable Canadian securities regulators to cease to be a reporting issuer.

THE ARRANGEMENT AGREEMENT

The following is a summary of the material terms of the Arrangement Agreement and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which is attached to this Proxy Statement as Appendix B. The Arrangement Agreement was filed under the Corporation’s profile on SEDAR at www.sedar.com and EDGAR at http://www.sec.gov on September 24, 2012.

Except for the Arrangement Agreement’s status as a contractual document that establishes and governs the legal relations among the Parties thereto with respect to the Arrangement, its text is not intended to be, and should not be interpreted as, a source of factual, business or operational information about the Corporation. The Arrangement Agreement contains representations, warranties and covenants that are qualified and limited, including by information disclosed to the Purchaser in connection with the execution of the Arrangement Agreement and certain information disclosed in public filings with Canadian and United States’ securities regulatory authorities. Representations and warranties may be used as a tool to allocate risks between the respective Parties to the Arrangement Agreement, including where the Parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality that differ from what may be viewed as material to Shareholders. These representations may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Proxy Statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Arrangement Agreement. Shareholders may not directly enforce or rely upon the terms and conditions of the Arrangement Agreement and should not rely on the representations, warranties or covenants contained therein as characterizations of the actual state of facts or condition of any Party or any of its subsidiaries.

Conditions to the Arrangement

In order for the Arrangement to become effective, certain conditions summarized below must be satisfied or (subject to applicable law) waived.

Mutual Conditions

The Arrangement Agreement provides that the obligations of the Parties to complete the Arrangement are subject to the satisfaction or mutual waiver by the Corporation and DRIV and the Purchaser, on or before the Effective Date, of the following conditions precedent:

●
the Interim Order shall have been granted in form and substance satisfactory to the Parties thereto, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to the Parties thereto, acting reasonably, on appeal or otherwise;

●	the Shareholder approval shall have been obtained in accordance with the provisions of the Interim Order; and

●
the Final Order shall have been granted in form and substance satisfactory to DRIV and the Corporation, and shall not have been set aside or modified in a manner unacceptable to DRIV or the Corporation, on appeal or otherwise.

Additional Conditions to the Obligations of the Corporation

The Arrangement Agreement provides that the obligations of the Corporation to complete the Arrangement are also subject to the satisfaction (or waiver by the Corporation), on or before the Effective Date, of the following conditions precedent:

●
the representations and warranties made by DRIV and the Purchaser in the Arrangement Agreement shall be true and correct in all material respects (without giving effect to any qualifications or limitations indicated by the words “material adverse effect”, “in all material respects”, “material”, “materially” or other, similar qualifiers or limitations) as of the date of the Arrangement Agreement and as of the Effective Time as if made on and as of such date (except to the extent that such representations and warranties represent and warrant certain facts or information as at an earlier specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such earlier specified date), and DRIV and the Purchaser shall have provided to the Corporation a certificate of a director or officer thereof certifying such accuracy on the Effective Date;

●
The Purchaser and DRIV shall have complied in all material respects with its covenants therein and the Purchaser shall have provided to the Corporation a certificate of a director or officer thereof, certifying that, as of the Effective Time, DRIV and the Purchaser have so complied with such covenants therein;

●
all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with, any governmental entity and the expiry of any waiting periods, required to permit the completion of the Arrangement, the failure of which to obtain or the non-expiry of which, either individually or in the aggregate would, or could reasonably be expected to materially impede the completion of the Arrangement, shall have been obtained or received; and

●	there shall have been no action taken under any applicable law or by any governmental entity which:

(i)	makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the Arrangement; or

(ii)
results or would reasonably be expected to result in a judgment, order, decree or assessment of damages, directly or indirectly, relating to the Arrangement which would or would reasonably be expected to materially impede the completion of the Arrangement.

Additional Conditions to the Obligations of DRIV and the Purchaser

The Arrangement Agreement provides that the obligations of DRIV and the Purchaser to complete the Arrangement are also subject to the satisfaction (or waiver by DRIV and the Purchaser), on or before the Effective Date, of the following conditions precedent:

●
there shall not have been any event, change, occurrence or state of facts that, either individually or in the aggregate, has or could reasonably be expected to have a material adverse effect on the Corporation;

●
the representations and warranties made by the Corporation in the Arrangement Agreement shall be true and correct in all respects as of the date of the Arrangement Agreement and as of the Effective Time as if made on and as of such date (except to the extent that such representations and warranties represent and warrant certain facts or information as at an earlier specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such earlier specified date), and the Corporation shall have provided to DRIV and the Purchaser a certificate of a director or officer of the Corporation certifying such accuracy on the Effective Date;

●
the Corporation shall have complied in all material respects with its covenants therein and the Corporation shall have provided to DRIV and the Purchaser a certificate of a director or officer thereof certifying that, as of the Effective Time, the Corporation has so complied with its covenants therein;

●
Shareholders holding more than 10% of the outstanding Common Shares shall not have exercised their Dissent Rights (and not withdrawn such exercise) and DRIV and the Purchaser shall have received a certificate dated the day immediately preceding the Effective Time of a director or officer of the Corporation to such effect;

●	all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with:

(i)	any governmental entity and the expiry of any waiting periods required to permit the completion of the Arrangement, and

(ii)
all third person and other consents, waivers, permits, exemptions, orders, approvals, agreements and amendments, supplements and modifications to agreements, indentures or arrangements, in each case considered necessary or desirable by the Purchaser and DRIV, acting reasonably, shall have been obtained or received on terms that are reasonably satisfactory to DRIV and the Purchaser;

●	there shall have been no action taken under any applicable law or by any governmental entity which:

(i)	makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the Arrangement, or

(ii)
results or would reasonably be expected to result in a judgment, order, decree or assessment of damages, directly or indirectly, relating to the Arrangement which would or would reasonably be expected to materially impede the completion of the Arrangement or have a material adverse effect on DRIV, the Purchaser, the Corporation or any of their respective businesses, property or assets subsequent to the Effective Date;

●
the Board of Directors shall not have withdrawn, modified, qualified or changed in a manner adverse to DRIV or the Purchaser, or publicly stated that it intends to withdraw, modify, qualify or change in a manner adverse to DRIV or the Purchaser its recommendation to the Shareholders that they vote in favour of the Arrangement;

●	neither of the Key Employees shall have rescinded or purported to rescind or otherwise challenged the validity or enforceability of his Key Employee Agreement;

●
none of the parties identified on schedule 5.3(i) of the Corporation’s disclosure schedule shall have rescinded or purported to rescind or otherwise challenged the validity or enforceability of its consent to the Arrangement; and

●
the Corporation shall have obtained a consent to the Arrangement, in form and substance reasonably satisfactory to DRIV and the Purchaser, from the holders of at least 85% of the Options to purchase Common Shares issued and outstanding under the Corporation’s 1996 Stock Option Plan, including all of the Corporation’s directors and executive officers.

Representations and Warranties

The Arrangement Agreement contains certain representations and warranties of the Corporation, including without limitation representations relating to the following: due organization, valid existence, good standing, qualification and power; authority and power to enter into the Arrangement Agreement; required approvals in respect of the Arrangement; the absence of any violations as a result of the Arrangement; capitalization and subsidiaries; reporting issuer and listing status; its SEC filings since March 31, 2010, and compliance with the Sarbanes-Oxley Act of 2002, the accuracy of its financial statements; the absence of undisclosed liabilities; the absence of certain changes; compliance with laws; litigation; books and records; insolvency taxes; material contracts; employment agreements and collective agreements; pension and employee benefits; intellectual property; insurance; financial advisors and brokers; Board of Director approval of the Arrangement; intellectual property and information technology; residency of the Corporation; title to assets and the absence of encumbrances; and insurance.

The Arrangement Agreement also contains representations and warranties of DRIV and the Purchaser, including without limitation representations relating to the following: organization and corporate capacity; authority to enter into the Arrangement Agreement; required approvals in respect of the Arrangement; no violations as a result of the Arrangement; availability of funding; and no litigation that would prevent or significantly impede or materially delay the completion of the Arrangement.

Covenants of the Corporation Regarding the Conduct of Business

The Arrangement Agreement contains affirmative and negative covenants specific to the Corporation. Among other things, the Corporation has covenanted and agreed that, from the date of the Arrangement Agreement until the earlier of the Effective Time or the date on which the Arrangement Agreement is terminated, unless the Purchaser otherwise consents in writing or as is otherwise permitted or contemplated by the Arrangement Agreement:

●
except as otherwise provided in the Arrangement Agreement, the business of the Corporation and its subsidiaries will be conducted only in the ordinary course of business and the Corporation will use best efforts to maintain the business organization and assets of the Corporation;

●
the Corporation will keep the Purchaser fully informed as to all material decisions or actions required or required to be made with respect to the operations of the business of the Corporation and its subsidiaries, and will allow representatives of the Purchaser and DRIV to participate in any such material decision making process. The Corporation will grant the representatives of the Purchaser and DRIV access to the properties, assets, books and records of the Corporation and its subsidiaries as the Purchaser or DRIV may reasonably request.

●
except as otherwise permitted in the Arrangement Agreement, the Corporation will not, directly or indirectly, do or permit to occur, and will cause its subsidiaries not to, directly or indirectly, do or permit to occur, any of the following:

(i)
issue, sell, or agree to issue or sell, or pledge any Common Shares, Options, Warrants, calls, conversion privileges or rights of any kind to acquire any shares or other securities, or create any encumbrance on any Common Shares, other than the issuance of Common Shares pursuant to the exercise of Options outstanding on the date hereof in accordance with their terms as of the date hereof;

(ii)	amend or propose to amend its constating documents or, except as agreed to with the Purchaser or contemplated in the plan of Arrangement, any of the terms of Options as they exist on the date hereof;

(iii)	split, combine or reclassify any of the shares or declare, set aside or pay any dividend or other distribution payable in cash, securities, property or otherwise with respect to any shares;

(iv)	redeem, purchase or offer to purchase any Common Shares and, other than pursuant to the Stock Option Plans or outstanding Warrants;

(v)
adopt any resolution or enter into any agreement providing for an amalgamation, merger, consolidation, reorganization, liquidation, dissolution or other extraordinary transaction, adopt any plan of liquidation or reorganize, amalgamate or merge with any other person;

(vi)
sell, pledge, lease, encumber or otherwise dispose of any of the assets or property or any interest therein and, except as contemplated in the Arrangement Agreement, sell, pledge, encumber, lease or otherwise dispose of any other material properties or assets;

(vii)
except in the ordinary and regular course of business (up to an amount not to exceed, in the aggregate, $25,000) or as required by applicable laws, enter into or modify in any material respect any contract, agreement, license, franchise, lease transaction, commitment or other right or obligation or arrangement including, without limitation, any contract;

(viii)
make any investment in any person except in the ordinary and regular course of business, or acquire or agree to acquire (by merger, amalgamation, acquisition of shares or assets or otherwise) any person or any material properties or assets;

(ix)
incur any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other person, or make any loans or advances other than in the ordinary and regular course of business;

(x)	authorize, recommend, propose or agree to any release or relinquishment of any standstill agreement or of any other material contractual right;

(xi)	except in the ordinary course of business, enter into any hedges, swaps or other similar financial instruments or transactions;

(xii)	enter into any agreements with its directors or officers or their respective affiliates or associates other than in the ordinary and regular course of business;

(xiii)	change any accounting method, principle or practice except for any changes as a result of transition to International Financial Reporting Standards or changes as required by applicable laws;

(xiv)
make or change any tax election, change an annual tax accounting period, adopt or change any tax accounting method, enter into any closing agreement, surrender any right to claim a refund of taxes, consent to any extension or waiver of the statute of limitations period applicable to any tax claim or assessment, (other than in the ordinary and regular course of business or as required by applicable laws); or

(xv)	authorize, propose, permit or agree to any of the foregoing.

●
the Corporation will not directly or indirectly, and shall cause each of its subsidiaries not to, directly or indirectly, enter into new commitments of a capital expenditure nature or incur any new contingent liabilities other than:

(i)	ordinary course expenditures where the amount of such other expenditures does not exceed $25,000 in the aggregate;

(ii)	expenditures required by applicable law;

(iii)	expenditures made in connection with the Arrangement and the transactions contemplated in the Arrangement Agreement;

(iv)	(without duplication) expenditures required by any of the Corporation’s contracts; and

(v)	(without duplication) capital expenditures required to prevent the occurrence of a material adverse effect on the Corporation.

●
the Corporation and each of its subsidiaries will not create any new obligations or liabilities or modify or in any manner amend any existing obligations and liabilities to pay any amount, including loan amounts, to officers, directors, employees or consultants of the Corporation or its subsidiaries other than for salary, bonuses and directors’ fees and options in the ordinary course, in each case in amounts consistent with past practice, or obligations or liabilities arising in the ordinary and regular course of business prior to the Effective Time.

●
the Corporation and its subsidiaries will not adopt or amend or make any contribution to any profit sharing, option, deferred compensation, insurance, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangements for the benefit of employees except in the ordinary course or except as required to give effect to the Arrangement.

●
except as otherwise provided in the Arrangement Agreement, the Corporation will not, and will cause its subsidiaries not to, otherwise take any action that could reasonably be expected to interfere with or be inconsistent with the completion of the Arrangement or the other transactions contemplated in the Arrangement Agreement.

●
the Corporation and its subsidiaries will use reasonable best efforts to cause its current insurance (or reinsurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of internationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect.

•	the Corporation and its subsidiaries will use reasonable best efforts:

(i)	to preserve intact its business organizations and the rights under the Corporation’s contracts;

(ii)	to not do anything or fail to do anything which could lead to a breach under any of the Corporation’s contracts;

(iii)	to keep available the services of its officers, employees, agents and consultants listed as agreed by the Parties upon execution of the Arrangement Agreement;

(iv)	to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it;

(v)	to not take any action which could reasonably be expected to be prejudicial to any of the property or assets of the Corporation or any of its subsidiaries; and

(vi)
to not take any action which would render, or which reasonably may be expected to render, any representation or warranty made by it in the Arrangement Agreement untrue at any time prior to the Effective Date if then made.

●
the Corporation and its subsidiaries will not engage in any business, enterprise or other activity different from that carried on by it at the date of the Arrangement Agreement that could reasonably be expected to have a material adverse effect on the Corporation, or enter into any transaction or incur (except in respect of obligations or liabilities to which it is already legally subject or are contemplated by the Arrangement Agreement) any material obligation, expenditure or liability other than in the ordinary and regular course of business as presently conducted.

●
the Corporation will furnish to the Purchaser such information, in addition to the information contained in the Arrangement Agreement, relating to the Corporation and its business, property and assets as may reasonably be requested by the Purchaser, and such information and any other information relating to the Corporation or its subsidiaries provided by the Corporation to the Purchaser will be true and complete in all material respects and will not contain a misrepresentation.

●
except as otherwise required by applicable laws and subject to reasonable best efforts, the Corporation will not, and will cause its subsidiaries not to, take any action, or refrain from taking any action, or permit any action to be taken or not taken, inconsistent with the provisions of the Arrangement Agreement or that would reasonably be expected to materially impede the completion of the Arrangement or the transactions contemplated in the Arrangement Agreement or would render, or that could reasonably be expected to render, any representation or warranty made by the Corporation in the Arrangement Agreement untrue or inaccurate in any material respect at any time prior to the Effective Time if then made, or that would or could have a material adverse effect on the Corporation.

●	The Corporation will promptly notify the Purchaser in writing if:

(i)	the Corporation obtains knowledge that any of the representations and warranties of the Corporation in the Arrangement Agreement are untrue or inaccurate in any material respect;

(ii)	there has been any breach of any covenant or agreement of the Corporation contained in the Arrangement Agreement; or

(iii)	there has been any Material Adverse Change in respect of the Corporation.

In addition, if at any time and from time to time the Purchaser will reasonably request such a certificate, forthwith following a request from the Purchaser, the Corporation will deliver to the Corporation a certificate of a director or officer of the Corporation certifying that the representations and warranties made by the Corporation in the Arrangement Agreement are true and correct in all material respects as if made on the date of such certificate.

●
subject to applicable laws relating to the exchange of information, the Corporation will, and will cause its subsidiaries to, upon reasonable notice, afford to DRIV and DRIV’s representatives reasonable access during normal business hours to all of the Corporation’s and its subsidiaries’ properties, books, material contracts, commitments, records and correspondence (in each case, whether in physical or electronic form, and including all material environmentally related audits, studies, reports, analyses and results of investigations performed with respect to the currently or previously owned leased or operated properties of the Corporation or its subsidiaries), and to their respective, officers, employees, accounts, counsel, financial advisors and other representatives, and to all other information concerning the Corporation and its subsidiaries’ and their business, properties and personnel as DRIV may reasonably request, including without limitation for purposes of confirming the accuracy of the representations of the Corporation related to compliance with laws and other requirements.  The Corporation shall furnish promptly to DRIV a copy of each report, schedule and other document filed or submitted by it pursuant to the requirements of applicable securities laws and a copy of any communication received by the Corporation from any securities authority concerning compliance with applicable securities laws.  No such investigation, or information received, will modify any of the presentations and warranties of the Parties.

●
the Corporation will use reasonable best efforts to take, to cause its subsidiaries to take, or otherwise cause to be taken, all actions and to do, to cause its subsidiaries to do, or otherwise cause to be done, all things necessary to consummate and make effective as promptly as is practicable the Arrangement and the other transactions contemplated in the Arrangement Agreement, including the execution and delivery of such documents as the Purchaser may reasonably request, and will use reasonable best efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, approvals and filings under applicable securities laws, the NASDAQ Capital Market, and submissions of information requested by governmental entities, and to otherwise satisfy or cause to be satisfied all conditions to closing.

●
the Corporation will cooperate, and will cause its subsidiaries and their respective affiliates, officers, employees, agents, auditors and representatives reasonably to co-operate, in preparing and filing all tax returns, resolving all disputes and audits with respect to all applicable periods relating to Taxes, and in any other matters relating to taxes, including by maintaining and making available to the Purchaser all books, records and other information of the Corporation related to taxes and will timely pay all taxes arising before the Effective Date.

●
the Corporation will execute and deliver, or cause to be executed and delivered, such customary agreements, certificates, resolutions and other documents and instruments as may be requested by the other Parties hereto, all in form satisfactory to the other Parties hereto, acting reasonably, necessary or required in order to complete the Arrangement and the other transactions contemplated in the Arrangement Agreement.

●	the Corporation will not amend the terms of the engagement agreement with the Broker or the engagement agreement with the Broker without the approval of the Purchaser.

●	the Corporation shall use its reasonable best efforts to obtain the consent of each holder of Options issued under the Corporation’s 1996 Stock Option Plan to the Arrangement.

●	So that it will be operational as of the Effective Date, the Corporation shall implement and enable functionality such that DRIV and/or the Purchaser may, via automated functionality, restrict:

(i)	processing of payments for transactions with certain consumers, and

(ii)	engaging in business with certain entities, based upon the consumer or entity’s geographical location, nation of origin, or identification on applicable restricted parties’ lists.

Covenants of the Corporation Regarding the Arrangement

Under the Arrangement Agreement, the Corporation has agreed to take certain steps with regards to the implementation of the Arrangement, including without limitation, to take steps to obtain the Interim Order and Final Order, to use reasonable best efforts to hold the Meeting in accordance with the Interim Order and applicable laws no later than 60 days after the mailing of this Proxy Statement and, in any event, by no later than January 11, 2013, to prepare, with the assistance of Purchaser, and deliver this Proxy Statement and other Meeting materials. The Corporation may not adjourn or postpone the Meeting except as required for quorum purposes or by applicable law, if required by the Shareholders or if requested by the Purchaser.

Covenants of the Purchaser and DRIV Regarding the Arrangement

Each of the Purchaser and DRIV has agreed to certain covenants, including:

●
DRIV and the Purchaser will not take any action, or refrain from taking any action (subject to reasonable best efforts), or permit any action to be taken or not taken, inconsistent with the provisions of the Arrangement Agreement or that would reasonably be expected to materially impede the completion of the Arrangement or would render, or that could reasonably be expected to render, any representation or warranty made by DRIV and the Purchaser or made by the Corporation in the Arrangement Agreement untrue or inaccurate in any material respect at any time prior to the Effective Time if then made or that would or could have a material adverse effect on the Corporation.

●	the Purchaser will promptly notify the Corporation in writing if:

(i)	DRIV and the Purchaser becomes aware that any of the representations and warranties of DRIV and the Purchaser in the Arrangement Agreement is untrue or inaccurate in any material respect; or

(ii)	there has been any breach of any covenant or agreement of DRIV or the Purchaser contained in the Arrangement Agreement.

●
DRIV and the Purchaser will use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as is practicable the Arrangement and the other transactions contemplated in the Arrangement Agreement, including the execution and delivery of such documents as the Corporation may reasonably request, and to use reasonable best efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, approvals and filings under applicable securities laws and the NASDAQ Capital Market and submissions of information requested by governmental entities.

•
In a timely and expeditious manner, DRIV and the Purchaser will provide to the Corporation all information as may be reasonably requested by the Corporation or as required by the Interim Order or applicable laws with respect to DRIV and the Purchaser and their businesses and properties for inclusion in Proxy Statement or in any amendment or supplement to Proxy Statement that complies in all material respects with all applicable laws on the date of the mailing thereof and containing all material facts relating to DRIV and the Purchaser required to be disclosed in the Proxy Statement and not containing any misrepresentation with respect thereto. DRIV and the Purchaser will fully cooperate with the Corporation in the preparation of the Proxy Statement and will provide such assistance as the Corporation may reasonably request in connection therewith.

Acquisition Proposals

Covenants Regarding Non-Solicitation and Superior Proposals

Pursuant to the Arrangement Agreement, the Corporation has agreed that it would, and it would cause its subsidiaries and their representatives (including, without limitation, the Corporation’s advisors and investment bankers) to, immediately cease and cause to be terminated any solicitation, encouragement, activity, discussion, negotiation or process with any person that may be ongoing with respect to any proposal that constituted or might be reasonably expected to constitute an Acquisition Proposal. The Corporation and its subsidiaries agreed to discontinue access to any other third party (other than DRIV, the Purchaser, or their representatives) to any data room (virtual or otherwise) and to promptly request the return or deletion from all data retrieval systems and data bases or destruction of all confidential information regarding the Corporation or its subsidiaries previously provided to any person (other than DRIV or the Purchaser) and to use reasonable best efforts to ensure that such requests are honored.  The Corporation further agreed not to release any such person from any standstill or confidentiality agreement or provision to which such person is a party with the Corporation and to take all actions required to enforce such standstill and confidentiality agreements and provisions.

Subject to compliance with the covenants described below, the Corporation has agreed that it will not, and it will not authorize or permit any of its representatives (including its subsidiaries and their respective representatives) to, directly or indirectly:

(i)
make, solicit, initiate, encourage, entertain or promote or facilitate any inquiry or the making of any proposal to it or its shareholders which does or could constitute an Acquisition Proposal or potential Acquisition Proposal;

(ii)	participate in, directly or indirectly, any discussions or negotiations regarding any Acquisition Proposal or potential Acquisition Proposal;

(iii)
withdraw, modify, qualify or change in a manner adverse to DRIV or the Purchaser or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to DRIV or the Purchaser, the approval or recommendation of the Board of Directors and Special Committee;

(iv)	approve or recommend any Acquisition Proposal; or

(v)
enter into any agreement, written or verbal, related to any Acquisition Proposal or requiring the Corporation to abandon, terminate or fail to consummate the Arrangement or providing for the payment of a break, termination or other fee or expense to any person in the event that the Corporation completes the Arrangement or any other transaction with DRIV agreed prior to the termination of the Arrangement Agreement.

The Corporation will not, and will cause its subsidiaries not to, directly or indirectly, consider, discuss, negotiate, accept, approve or recommend an Acquisition Proposal or provide information to any person proposing an Acquisition Proposal, in each case after the date of approval of the Arrangement Resolution by the shareholders.

Notwithstanding the above, subject to compliance by the Corporation with certain provisions of the Arrangement Agreement, the Board of Directors may, prior to the approval of the Arrangement by the Shareholders, consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of the Corporation by, any person who has delivered a bona fide written Acquisition Proposal:

(i)	that was not solicited or encouraged after the date of the Acquisition Agreement;

(ii)	does not result from a breach of the Arrangement Agreement by the Corporation; and

(iii)	that the Board of Directors determines in good faith, after consultation with the Broker and legal counsel, is a Superior Proposal,

provided however, that prior to taking any such action, the Corporation must:

(i)	give notice to the Purchaser of such Acquisition Proposal; and

(ii)
obtain a confidentiality agreement from the person making such Acquisition Proposal in form and substance substantially similar to the confidentiality agreement entered into between DRIV and the Corporation.

The Purchaser has certain rights to match any Superior Proposal received by the Corporation and the Corporation must give the Purchaser notice of any inquiry, proposal or offer relating to or constituting an Acquisition Proposal. If the Corporation has complied with covenants in the Arrangement Agreement regarding non-solicitation, the Corporation may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal prior to the approval by Shareholders of the Arrangement and terminate the Arrangement Agreement, if, and only if the Corporation has complied with certain covenants in the Arrangement Agreement relating to the Purchaser’s right to match any Superior Proposal and the Special Committee determines that such Superior Proposal remains a Superior Proposal taking into account any subsequent revised proposal made by the Purchaser and DRIV and that it is necessary for the Board of Directors to approve such Superior Proposal in order to discharge properly its fiduciary duties.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated at any time prior to the Effective Time:

(a)	by mutual written consent of Corporation, DRIV and the Purchaser;

(b)	by DRIV and the Purchaser if:

(i)	the Board of Directors shall have withdrawn or modified in a manner adverse to DRIV or the Purchaser its approval or recommendation of the Arrangement, or

(ii)	the Board of Directors shall have approved or recommended an Acquisition Proposal;

(c)
by the Corporation in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with the relevant covenants in the Arrangement Agreement described above;

(d)	by the Corporation or DRIV and the Purchaser if the Shareholder approval has not been obtained at the Meeting;

(e)	by DRIV and Purchaser:

(i)
if there is a material breach by the Corporation or any of its respective directors, officers, agents or any other representative thereof of any of the covenants of the Corporation in the Arrangement Agreement prior to the Effective Date, or

(ii)	if at any time the representations and warranties made by the Corporation in the Arrangement Agreement are not true and correct in all material respects;

(f)	by the Corporation:

(i)	if there is a material breach by DRIV or the Purchaser of any of the covenants set forth in the Arrangement Agreement, or

(ii)	if at any time the representations and warranties made by DRIV and the Purchaser in the Arrangement Agreement are not true and correct in all material respects;

(g)
by the Corporation, if any of the mutual conditions or conditions for the sole benefit of the Corporation in the Arrangement Agreement are not, or if it becomes apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failure is due to the failure of the Corporation to perform or comply with any of the covenants, agreements or conditions of the Arrangement Agreement; or

(h)
by DRIV and the Purchaser, if any of the mutual conditions or conditions for the sole benefit of DRIV and the Purchaser in the Arrangement Agreement are not, or if it becomes apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failure is due to the failure of DRIV or the Purchaser to perform or comply with any of the covenants, agreements or conditions of the Arrangement Agreement.

Effect of Termination

●	In the event of termination:

(i)	A.	by DRIV pursuant to (b) above or by the Corporation pursuant to Section (c) above, the Corporation will pay to DRIV the Corporation Termination Fee, or

B.
by DRIV pursuant to (e) above, or (h) above, or by either Party under (d) above or the Termination Deadline described in the Arrangement Agreement and, in any of the foregoing circumstances, if prior to the one year anniversary of such termination, the Corporation consummates a transaction contemplated by an Acquisition Proposal that was received by the Corporation prior to the termination of the Arrangement Agreement, the Corporation will pay to DRIV the Corporation Termination Fee, and

(ii)	by DRIV pursuant to (e) above, or by either Party pursuant to (d) above, the Corporation will pay to DRIV the Expense Reimbursement Fee.

In the event that termination of the Arrangement Agreement results in the payment of an Expense Reimbursement Fee and a Corporation Termination Fee subsequently becomes payable, the Expense Reimbursement Fee actually paid will be deducted from the Corporation Termination Fee due and owing.

●	In the event of termination by the Corporation pursuant to (f) above, DRIV will pay to the Corporation the DRIV Termination Fee.

●
For purposes of the Arrangement Agreement, “Corporation Termination Fee” will mean an amount equal to $3,000,000 and “DRIV Termination Fee” will mean an amount equal to $3,000,000.  For purposes of the Arrangement Agreement, “Expense Reimbursement Fee” will mean an amount equal to all out of pocket expenses and fees incurred by DRIV and the Purchaser in connection with the negotiation, execution and performance of the Arrangement Agreement.

LOCK-UP AND SUPPORT AGREEMENTS

In connection with the execution of the Arrangement Agreement, the Purchaser entered into lock-up and support agreements (the “Lock-Up & Support Agreements”) with each of the directors of Corporation, as well as Craig Thomson, President, Richard R. Schulz, Controller and Chief Accounting Officer, Carolyn L. Gaines, Corporate Secretary, and Chris Koide, Executive Vice President Operations (the “Supporting Officers and Directors”), and with Don G. Choquer and certain of his affiliates and Millennium Partners, L.P. (the “Supporting Shareholders” and, together with the Supporting Officers and Directors, the “Supporting Parties”).  The Supporting Parties beneficially own in the aggregate approximately 33.2% of the outstanding Common Shares as of the date of this Proxy Statement.

Under the Lock-Up & Support Agreements, the Supporting Parties have agreed during the term of the Lock-Up & Support Agreements to vote all of their Common Shares in favour of the Arrangement and the Arrangement Agreement and against any action or agreement that might reasonably be regarded as being in opposition to the Arrangement Agreement.  The Supporting Parties are subject to certain non-solicitation restrictions set forth in the Lock-Up & Support Agreements.

The Lock-Up & Support Agreements terminate on the earliest of:

(i)	a breach of a covenant, representation or warranty under the Arrangement Agreement by DRIV,

(ii)	the date the Arrangement Agreement is terminated in accordance with its terms,

(iii)	the closing of the Arrangement,

(iv)	the delivery of notice by the Purchaser of the termination of the Lock-Up and Support Agreements, and

(v)	the mutual written agreement of the Purchaser and the Supporting Shareholder.

Unlike the Lock-Up & Support Agreements signed by the Supporting Officers and Directors, the Lock-Up & Support Agreements signed by the Supporting Shareholders prohibit the Purchaser from entering into any lock-up and support agreement with a person or persons beneficially owning 5% or more of the Corporation’s outstanding Common Shares on terms more favourable to the Purchaser than Lock-Up & Support Agreements signed by the Supporting Shareholders.  The Lock-Up & Support Agreements signed by the Supporting Shareholders also permit the Supporting Shareholders to transfer the Common Shares covered thereby under certain circumstances and subject to certain conditions.  Additionally, under the Lock-Up & Support Agreements signed by the Supporting Shareholders, the Supporting Shareholders can terminate the Lock-Up & Support Agreements if the Arrangement is not completed prior to February 22, 2013, even if the Arrangement Agreement has not been terminated as of such date.

The Lock-Up & Support Agreements are available under the Corporation’s profile on EDGAR at http://www.sec.gov and on SEDAR at http://www.sedar.com.

PRINCIPAL LEGAL MATTERS RELATED TO THE ARRANGEMENT

Court Approval of the Arrangement

Prior to the mailing of this Proxy Statement, the Corporation obtained the Interim Order, which provides for the calling and holding of the Meeting, the grant of Dissent Rights in respect of the Arrangement and other procedural matters.  A copy of the Interim Order is attached as Appendix C to this Proxy Statement.

Subject to the terms of the Arrangement Agreement and provided that the Arrangement has been approved by the Shareholders in the manner required by the Interim Order, the Corporation will make application for the Final Order at  a.m. (Vancouver time) on or about ♦, 2012 at the Court House, 800 Smithe Street, Vancouver, British Columbia. Any Shareholder who wishes to appear and make submissions at such hearing (either in person or by counsel) must serve and file written notice with the Court of his or her intention to appear (a “Response to Petition”), as set out in the Notice of Hearing attached as Appendix F to this Proxy Statement. The Notice of Hearing provides that a Shareholder who wishes to appear and make submissions at such hearing must deliver a copy of the Response to Petition, together with a copy of all materials upon which the Shareholder intends to present to the Court, to the Corporation’s solicitors (at the address set out in the Notice of Hearing) on or before  p.m. (Vancouver time) on ♦, 2012 or as provided in the Interim Order. In the event the hearing is postponed, adjourned or rescheduled, only those persons having previously served a Response to Petition in compliance with the Notice of Hearing and the Interim Order will be provided notice of the postponement, adjournment or rescheduled date.

The Corporation has been advised by counsel that the Court has broad discretion under the BCBCA when making orders with respect to an Arrangement and that the Court, in hearing the application for the Final Order, will consider, among other things, the fairness of the Arrangement to Shareholders. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate. If any such amendments are made, depending on the nature of the amendments, the Corporation and the Purchaser may not be obligated to complete the transactions contemplated in the Arrangement Agreement.

Regulatory Requirements

Except as discussed above under “Court Approval of the Arrangement”, we are not aware of any federal, provincial or state regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the Arrangement pursuant to the Arrangement Agreement, other than compliance with applicable federal, provincial and state securities laws, the filing of Articles of Arrangement with the Supreme Court of British Columbia in accordance with the BCBCA after the approval and adoption of the Arrangement Agreement and the Arrangement Resolution by the Shareholders, and the filing of notification of the Arrangement pursuant to the Investment Canada Act within 30 days after closing of the Arrangement.

Dissent Rights

Shareholders who wish to dissent should take note that strict compliance with the Dissent Procedures is required.

Every registered Shareholder is entitled to be paid the fair value of the holder’s Common Shares provided that the holder duly dissents to the Arrangement and the Arrangement becomes effective. Shareholders who are not registered Shareholders and who wish to exercise Dissent Rights must arrange either to become a registered Shareholder or for the registered Shareholder holding their Common Shares, as the case may be, to deliver the Notice of Dissent. The Dissent Rights are those rights pertaining to the right to dissent from the Arrangement Resolution that are contained in sections 237 to 247 of the BCBCA, as modified by the Interim Order as provided for in the Plan of Arrangement. A Shareholder is not entitled to exercise Dissent Rights if the Shareholder votes any Common Shares in favour of the applicable Arrangement Resolution.

A registered Shareholder who intends to exercise Dissent Rights must deliver a written notice of dissent (a “Notice of Dissent”) to:

LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1
Attention: Corporate Secretary

to be received on or before 5:00 p.m. (Vancouver time) at least two business days before the Meeting or, in case of adjournment or postponement, no later than 5:00 p.m. (Vancouver time) on the day that is two business days before the reconvened Meeting. The Notice of Dissent must set out the number of Common Shares held by the Dissenter. Shareholders who are not registered Shareholders and wish to exercise Dissent Rights must arrange for the registered Shareholder holding their Common Shares to deliver the Notice of Dissent.

A brief summary of the Dissent Procedures is set out below. This summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting Shareholder who seeks payment of the fair value of the Common Shares held and is qualified in its entirety by reference to sections 237 to 247 of the BCBCA, as modified by the Interim Order as provided for in the Plan of Arrangement. Sections 237 to 247 of the BCBCA are reproduced in Appendix E to this Proxy Statement. The Dissent Procedures must be strictly adhered to and any failure by a Shareholder to do so may result in the loss of that Shareholder’s Dissent Rights. Accordingly, each Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the Dissent Procedures and consult such Shareholder’s legal advisers.

The delivery of a Notice of Dissent does not deprive a Shareholder of the right to vote at the Meeting on the Arrangement Resolution. A vote against the Arrangement Resolution, whether in person or by proxy, does not constitute a Notice of Dissent. A Shareholder is not entitled to exercise the Dissent Right with respect to any Common Shares, as applicable, if the Shareholder votes in favour of the Arrangement Resolution. A Shareholder, however, may vote as a proxyholder for another Shareholder whose proxy required an affirmative vote, without affecting the right of the proxyholder to exercise Dissent Rights.

If the Arrangement Resolution is passed at the Meeting, the Corporation must send by registered mail to every Dissenter, prior to the date set for the hearing of the Final Order, the Notice of Intention stating that, subject to receipt of the Final Order and satisfaction of the other conditions set out in the Arrangement Agreement, the Corporation intends to complete the Arrangement, and advising the Dissenter that if the Dissenter intends to proceed with its exercise of its Dissent Rights, it must deliver to the Corporation within one month of the mailing of the Notice of Intention, a written statement containing the information specified in the Interim Order together with any certificates representing the holder’s Common Shares. If a Dissent Right is being exercised by someone other than the beneficial owner of the Common Shares, as the case may be, this written statement must be signed by such beneficial owner.

A Dissenter delivering such written statement may not withdraw from its dissent and, at the Effective Time, holder’s Common Shares will be repurchased and cancelled. The Corporation will pay to each Dissenter the fair value agreed between the Corporation and the Dissenter for the Dissenting Securities. The Corporation or a Dissenter may apply to the Court if no agreement on the terms of the fair value of the Dissenting Securities is reached, and the Court may:

(a)
determine the fair value that the Dissenting Securities had immediately before the passing of the Arrangement Resolution, or order that such value be established by arbitration or by reference to the registrar, or a referee of the Court;

(b)	join in the application each Dissenter who has not agreed with the Corporation on the amount of the payout value of the Dissenting Securities; and

(c)	make consequential orders and give directions as it considers appropriate.

If a Dissenter fails to strictly comply with the requirements of the Dissent Rights, it will lose its Dissent Rights, the Corporation will return to the Dissenter the certificates representing the Dissenting Securities, if any, that were delivered to the Corporation, and if the Arrangement is completed, the Dissenter will be deemed to have participated in the Arrangement on the same terms as a Shareholder.

If a Dissenter strictly complies with the foregoing requirements of the Dissent Rights, but the Arrangement is not completed, the Corporation will return to the Dissenter the certificates, if any, delivered to the Corporation.

Shareholders should consult their legal advisors with respect to the legal rights available to them in relation to the Arrangement and the Dissent Rights. Shareholders should also note that the exercise of Dissent Rights can be complex, time-consuming and expensive. Dissent Rights are not available to Optionholders and Warrantholders.

Unless waived, it is a condition to the obligations of the Purchaser to complete the Arrangement that Dissent Rights in respect of the Arrangement shall not have been exercised by Shareholders holding more than 10% of the outstanding Common Shares.

For a general summary of certain income tax implications to a Shareholder who has exercised dissent rights, see “Certain Canadian Federal Income Tax Considerations”.

INFORMATION CONCERNING THE CORPORATION

Background Information

The Corporation was incorporated under the laws of the Province of British Columbia, Canada on January 24, 1974. In October 1997, upon receipt of Shareholder approval, the directors of the Corporation elected to change its governing corporate jurisdiction by continuing out of the Province of British Columbia into the Yukon Territory, which change was effected in November 1997. On August 29, 2012, the Corporation changed its governing corporate jurisdiction back to the Province of British Columbia by continuing out of the Yukon Territory.

The Corporation’s headquarters are located at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia, Canada and the Corporation has office locations in Victoria, British Columbia in Canada and Wichita, Kansas in the United States.

The Corporation is a leading provider of payment processing solutions including electronic payment processing, risk management and authentication services, primarily to businesses and organizations that use the Internet to receive or send payments. The Corporation links merchants selling products or services to customers wanting to buy them and financial institutions who allow the transfer of payments to occur. The Corporation has partnership arrangements and certified connections to financial institutions, payment processors and other payment service providers in order to enable its customers to safely and reliably accept or make payments electronically primarily using the Internet. The Corporation is a publicly traded corporation and trades under the symbol “LMLP” on the NASDAQ Capital Market.

Market for Common Shares

The Common Shares are listed for trading on the NASDAQ Capital Market under the symbol “LMLP”. The closing price of the Common Shares on September 21, 2012, the last completed trading day prior to the announcement of the Arrangement and execution of the Arrangement Agreement was $1.87. Set forth below are the high and low sales prices of the Common Shares during each quarter within the fiscal years ended March 31, 2011 and 2012, and for the quarter ended June 30, 2012, as reported by the NASDAQ Capital Market:

Quarter Ended	High	Low
June 30, 2012	$2.13	$1.69
March 31, 2012	$3.33	$1.77
December 31, 2011	$2.46	$1.49
September 30, 2011	$4.18	$1.45
June 30, 2011	$3.96	$2.11
March 31, 2011	$6.14	$2.81
December 31, 2010	$3.85	$1.47
September 30, 2010	$2.48	$1.38
June 30, 2010	$2.55	$1.47

Set forth below are the high and low sales prices and volume of the Common Shares during the 6 months prior to the announcement of the Arrangement Agreement:

Month Ended	High	Low	Volume
August 2012	$2.32	$2.00	1,603,700
July 2012	$2.35	$1.87	1,959,500
June 2012	$2.00	$1.69	1,747,900
May 2012	$2.12	$1.80	1,493,200
April 2012	$2.13	$1.70	1,866,400
March 2012	$2.50	$1.77	4,065,091

Dividend Policy

The Corporation has not declared or paid any dividends or distributions in the previous two years and has no current intention to declare a dividend. Whether the Corporation will declare a dividend or alter its dividend policy in the future will be dependent on the then prevailing circumstances.

Financial Statements/Additional Information

The Corporation’s most recently available financial statements, consisting of its interim consolidated financial statements for the three month period ended June 30, 2012 and related MD&A have been publicly filed and are available under the Corporation’s profile on SEDAR at www.sedar.com and on EDGAR at http://www.sec.gov. Shareholders may obtain copies of available financial statements, without charge, upon request to the Corporation by e-mail at info@lmlpayment.com.

INFORMATION CONCERNING DIGITAL RIVER, INC. AND THE PURCHASER

The information concerning DRIV and the Purchaser contained in this Proxy Statement has been provided by DRIV for inclusion herein. Although the Corporation has no knowledge that would indicate that any statements concerning DRIV and the Purchaser are untrue or incomplete, the Corporation assumes no responsibility for the accuracy or completeness of such information or the failure by DRIV to disclose events which may have occurred or may affect the completeness or accuracy of such information but which are unknown to the Corporation.

Digital River, Inc.

DRIV incorporated in Delaware in February 1994. DRIV’s headquarters are located at 10380 Bren Road West, Minnetonka, Minnesota. DRIV provides end-to-end global cloud-commerce, payments and marketing solutions to a wide variety of companies in software, consumer electronics, computer games, video games and other markets. DRIV’s services include design, development and hosting of online stores and shopping carts, store merchandising and optimization, order management, denied parties screening, export controls and management, tax compliance and management, fraud management, digital product delivery via download, physical product fulfillment, subscription management, online marketing including e-mail marketing, management of affiliate programs, paid search programs, payment processing services, website optimization, web analytics and reporting, and CD production and delivery.

DRIV is a publicly traded company with its securities listed for trading on NASDAQ Global Select Market. Further information on DRIV is available under DRIV’s profile on EDGAR at http://www.sec.gov.

Purchaser

The Purchaser was incorporated under the BCBCA on August 28, 2012. The Purchaser is a wholly-owned subsidiary of DRIV, incorporated for purposes of completing the Arrangement.

EXPENSES OF THE ARRANGEMENT

The Corporation estimates that expenses in the aggregate amount of approximately $1,250,000 (excluding fees payable to the Broker upon consummation of the Arrangement, which are described above under “The Proposed Arrangement – Fairness Opinions – Broker Fairness Opinion – Fees”) will be incurred by the Corporation in connection with the Arrangement, including legal, financial advisor, printing, depositary fees and expenses and the cost of preparing and mailing this Proxy Statement and holding the Meeting.

CERTAIN MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the principal Canadian federal income tax considerations relating to the Arrangement generally applicable to a Shareholder who, at all relevant times, for the purposes of the Tax Act:

(a)	deals at arm’s length with the Corporation;

(b)	is not affiliated with the Corporation; and

(c)	holds the Common Shares as capital property (each such shareholder in this section, a “Holder”).

The Common Shares will generally be considered to be capital property to a Holder unless such securities are held by the Holder in the course of carrying on a business, or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is based on the current provisions of the Tax Act, the regulations thereunder in force as of the date hereof, all specific proposals to amend the Tax Act and the regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and counsel’s understanding of the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published prior to the date hereof. No assurance can be given that the Proposed Amendments will be enacted in their current form, or at all. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in law, whether by legislative, governmental, regulatory, or judicial action or decision, or changes in the administrative practices or assessing policies of the CRA, nor does it take into account provincial, territorial or foreign income tax considerations, which may differ from the Canadian federal income tax considerations discussed below.

This summary is not applicable to a Holder:

(i)
that is a “financial institution” as defined in the Tax Act for the purposes of the “mark-to-market property” rules contained in the Tax Act or a “specified financial institution” as defined in the Tax Act;

(ii)	who has acquired the Common Shares on the exercise of an employee stock option;

(iii)	an interest in which is, or whose Common Shares are, a “tax shelter investment” as defined in the Tax Act;

(iv)	to whom the “functional currency” reporting rules in Section 261 of the Tax Act apply; or

(v)	a Holder that acquired Common Shares pursuant to the exercise of an employee stock option or other equity-based employee compensation plan.

Such Holders should consult their own tax advisors.

This summary does not address the Canadian federal income tax considerations relating to the Arrangement applicable to holders of Options or Warrants. Such holders should consult their own tax advisors.

THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER AND NO REPRESENTATIONS WITH RESPECT TO THE TAX CONSEQUENCES TO ANY PARTICULAR HOLDER ARE MADE. THIS SUMMARY IS NOT EXHAUSTIVE OF ALL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS. ACCORDINGLY, HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS HAVING REGARD TO THEIR OWN PARTICULAR CIRCUMSTANCES.

Holders Resident in Canada

The following portion of the summary is generally applicable to a Holder who is a Canadian Resident, or is deemed to be a Canadian Resident, for purposes of the Tax Act (a “Resident Holder”) at all relevant times.

Certain Resident Holders who might not otherwise be considered to own the Common Shares as capital property may be entitled to have them and every other “Canadian security”, as defined in the Tax Act, treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. Resident Holders contemplating making a subsection 39(4) election should consult their own tax advisors for advice as to whether the election is available or advisable in their particular circumstances.

Disposition of Common Shares under the Arrangement

A Resident Holder whose Common Shares are exchanged for cash pursuant to the Arrangement will be considered to have disposed of those Common Shares for proceeds of disposition equal to the aggregate of the cash received on the exchange. As a result, the Resident Holder will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Common Shares immediately before the exchange. See “Holders Resident in Canada - Taxation of Capital Gains and Capital Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

Taxation of Capital Gains and Capital Losses

Generally, a Resident Holder will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized by it in that year. A Resident Holder will generally be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years, subject to the detailed rules contained in the Tax Act.

A capital loss realized on the disposition of a Common Share by a Resident Holder that is a corporation may, to the extent and under the circumstances specified by the Tax Act, be reduced by the amount of dividends received or deemed to have been received by the corporation on such shares (or on a share for which such share is substituted or exchanged). Similar rules may apply where shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own advisors.

Alternative Minimum Tax

A capital gain realized by a Resident Holder who is an individual (including certain trusts) may give rise to liability for alternative minimum tax under the Tax Act.

Additional Refundable Tax on Canadian-Controlled Private Corporations

A Resident Holder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be required to pay an additional 6  2/3% refundable tax on certain investment income, which includes taxable capital gains and interest.

Dissenting Resident Holders

A Resident Holder (a “Resident Dissenter”) who owns the Common Shares in respect of which a Dissent Right is validly exercised and consequently is paid the fair value of the Resident Dissenter’s Shares by the Purchaser in accordance with the Arrangement will realize a capital gain (or a capital loss) equal to the amount by which the payment (other than interest awarded by a court) exceeds (or is exceeded by) the aggregate of the adjusted cost base to the Resident Dissenter of the Common Shares determined immediately before the Effective Time and any reasonable costs of disposition. The Resident Dissenter will be required to include any resulting taxable capital gain in income, or be entitled to deduct any resulting allowable capital loss from other taxable capital gains realized, in accordance with the usual rules applicable to capital gains and losses. See “Holders Resident in Canada- Taxation of Capital Gains and Capital Losses” above.

A Resident Dissenter must include in computing its income any interest awarded to it by a court.

Holders Not Resident in Canada
(U.S. Resident Shareholders – See also “Certain Material U.S. Federal Income Tax Considerations” )

This portion of the summary applies to a Holder who, at all relevant times, for the purposes of the Tax Act, is not, and is not deemed to be, a resident of Canada and does not use or hold, and is not deemed to use or hold, the Common Shares in connection with carrying on a business in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to a Non-Resident Holder that is:

(i)	an insurer carrying on an insurance business in Canada and elsewhere;

(ii)	a “financial institution” (as defined in the Tax Act); or

(iii)	an “authorized foreign bank” (as defined in the Tax Act).

Disposition of Common Shares under the Arrangement

A Non-Resident Holder whose Common Shares are exchanged for cash under the Arrangement will not be subject to tax under the Tax Act on any capital gain realized on such exchange unless the Common Shares are “taxable Canadian property” to the Non-Resident Holder and the Common Shares are not “treaty-protected property” (as defined in the Tax Act) of the Non-Resident Holder at the Effective Time.

Generally, a Common Share will not be “taxable Canadian property” to a Non-Resident Holder at a particular time unless at any time during the 60-month period immediately preceding that time more than 50% of the fair market value of the Common Share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists). Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, the Common Shares could be deemed to be taxable Canadian property to the Non-Resident Holder.

Even if a Common Share is taxable Canadian property to a Non-Resident Holder, such share will be “treaty-protected property” of the Non-Resident Holder at the time of disposition (which time includes an exchange of a Common Share under the Arrangement) for purposes of the Tax Act if the capital gain from the disposition of that share would, because of an applicable income tax convention to which Canada is a signatory, be exempt from tax under the Tax Act. Many of the income tax treaties to which Canada is a signatory, including the Canada-U.S. Income Tax Convention (1980) (the “U.S. Treaty”) provide that Canada reserves the right to tax (i.e., does not exempt from Canadian tax) gains on the sale of real property situated in Canada, which for these purposes may include (and under the U.S. Treaty, does include) a share of the capital stock of a corporation resident in Canada, the value of whose shares is derived principally from real property situated in Canada. Non-Resident Holders should consult their own tax advisors in this regard.

In the event a Common Share is taxable Canadian property to a Non-Resident Holder at the time of disposition and is not treaty-protected property of the Non-Resident Holder at that time, the tax consequences described above under “Holders Resident in Canada - Exchange of the Common Shares under The Arrangement” and “Holders Resident in Canada - Taxation of Capital Gains and Capital Losses” will generally apply. Non-Resident Holders should consult their own tax advisors with respect to the Canadian tax consequences of disposing of such shares.

Dissenting Non-Resident Holders

A Non-Resident Holder (a “Non-Resident Dissenter”) who owns the Common Shares in respect of which a Dissent Right is validly exercised and consequently is paid the fair value for the Non-Resident Dissenter’s Shares by the Purchaser may realize a capital gain or capital loss as discussed above under “Holders Resident in Canada - Dissenting Resident Holders”. As discussed above under “Holders Not Resident in Canada - Exchange of the Common Shares under the Arrangement”, any resulting capital gain would only be subject to tax under the Tax Act if the Common Shares are taxable Canadian property to the Non-Resident Holder and are not treaty-protected property of the Non-Resident Holder at the Effective Time.

An amount paid in respect of interest awarded by the Court to a Non-Resident Dissenter will not be subject to Canadian withholding tax.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain material United States federal income tax considerations of the Arrangement to those U.S. resident Shareholders whose Common Shares are held as capital assets and converted into the right to receive $3.45 cash in the Arrangement, and who are not subject to the Canadian federal income tax considerations described in the Certain Canadian Federal Income Tax Considerations discussion above.  Because this discussion is a summary, it does not include an analysis of all potential federal income or other tax effects of the Arrangement.

For example, this summary:

(a)	does not consider the effect of any applicable state, local or foreign tax laws;

(b)
does not address all aspects of federal income taxation that may affect particular U.S. resident Shareholders in light of their particular circumstances including, without limitation, the alternative minimum tax;

(c)	is not intended for U.S. resident Shareholders that may be subject to special federal income tax rules, such as:

(i)	insurance companies and banks;

(ii)	tax-exempt organizations;

(iii)	financial institutions or broker-dealers;

(iv)	Shareholders who hold their Common Shares as part of a hedge, straddle or conversion transaction;

(v)	Shareholders who acquired their Common Shares pursuant to the exercise of an employee stock option plan or otherwise as compensation; and

(vi)	Shareholders who are neither citizens nor residents of the United States or that are foreign corporations, foreign partnerships, foreign estates or foreign trusts as to the United States; and

(d)	does not address tax consequences to holders of Options or Warrants.

This summary assumes that U.S. resident Shareholders have held their Common Shares as a “capital asset” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Generally, a “capital asset” is property held for investment.

This summary is based on the current provisions of the Internal Revenue Code, applicable Treasury Regulations, judicial authorities and administrative rulings and practice, as in effect on the date hereof.  It is possible that the Internal Revenue Service will take a contrary view with respect to the issues discussed herein.  Neither the Corporation nor Purchaser nor any of their affiliates or subsidiaries, respectively, has sought or intends to seek a ruling from the Internal Revenue Service with respect to any aspect of the Arrangement.  Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth in this section.  Any of these changes or interpretations could be retroactive and could affect the tax consequences of the Arrangement to you.

You should consult your own tax advisor with respect to the particular tax consequences of the Arrangement, including the applicability and effect of any state, local or foreign tax laws, and of changes in applicable tax laws.

Tax Treatment of U.S. Resident Shareholders Owning Common Shares

No Canadian Federal Income Tax Paid on Conversion of a U.S. Resident Shareholder’s Common Shares

To the extent that a U.S. resident Shareholder does not pay Canadian federal income tax on the payment received for the U.S. resident Shareholder’s Common Shares as described in the foregoing section, the conversion of a U.S resident Shareholder’s Common Shares into the right to receive $3.45 cash in the Arrangement, or pursuant to the exercise of a Non-Resident Dissenter’s Dissent Right, will be fully taxable to the U.S. resident Shareholder for U.S. federal income tax purposes.  Subject to the assumptions and limitations described above, a U.S. resident Shareholder will recognize a capital gain or loss equal to the difference between:

(a)	the amount of cash received by the U.S. resident Shareholder for the U.S. resident Shareholder’s Common Shares in the Arrangement; and

(b)	the U.S. resident Shareholder’s tax basis in the U.S. resident Shareholder’s Common Shares in respect of which that cash was received.

Generally, the tax basis in the U.S. resident Shareholder’s Common Shares will be equal to what the U.S. resident Shareholder paid for the U.S. resident Shareholder’s Common Shares.  The amount, character and timing of such gain or loss generally will be determined separately with respect to each block of Common Shares owned by the U.S. resident Shareholder.

If U.S. resident Shareholder is an individual,

(a)
any capital gain recognized upon conversion of the U.S. resident Shareholder’s Common Shares in the Arrangement will be taxable at a maximum U.S. federal income tax capital gains rate of 15% if the U.S. resident Shareholder has held the Common Shares for more than one year at the time of the merger; gain on shares held for one year or less generally will be subject to taxation at ordinary income tax rates (with a current U.S. federal income tax maximum rate of 35%); and

(b)
any capital loss recognized upon the conversion of the U.S. resident Shareholder’s Common Shares in the merger may only be offset against capital gains or up to $3,000 per year of ordinary income, and any excess capital loss may be carried forward to subsequent years to the extent unused.

Canadian Federal Income Tax Paid on Conversion of a U.S. Resident Shareholder’s Common Shares

If a U.S. resident Shareholder is subject to tax under the Tax Act as described in the discussion of Holders Not Resident in Canada in the Certain Canadian Federal Income Tax Considerations discussion above, the U.S. resident Shareholder is allowed a credit or deduction against U.S. federal income taxes for the foreign taxes paid to Canada under the Tax Act.  This credit or deduction is intended to relieve the U.S. resident Shareholder of double taxation on foreign-sourced income.  The foreign tax credit rules are complex, and their application in connection with the Internal Revenue Code and the U.S. Treaty is not entirely clear at this time.  U.S. resident Shareholders should consult their own tax advisors with respect to any benefits they may be entitled to under the foreign tax credit rules and the U.S. Treaty.

THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT SHAREHOLDERS WHO ARE UNITED STATES RESIDENTS.  ALL SHAREHOLDERS, INCLUDING UNITED STATES RESIDENT SHAREHOLDERS, ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ARRANGEMENT TO THEM IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN CIRCULAR

We held our 2012 annual and special meeting of Shareholders on August 28, 2012.  If the Arrangement is consummated, we will not have public Shareholders and there will be no public participation in any future meeting of Shareholders.  If the Arrangement is not consummated or if we are otherwise required to do so under applicable law, however, we will hold the 2013 annual meeting of Shareholders next year.

All proposals of Shareholders intended to be included in the information circular and form of proxy relating to the meeting of Shareholders for the fiscal year ending March 31, 2013 (the "2013 Annual Meeting") must be received by our Corporation no later than March 29, 2013 (assuming that the 2013 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual meeting held on August 28, 2012). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 and Section 188 of the BCBCA, which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of Shareholders.

For any Shareholder proposal that is not submitted for inclusion in our information circular and form of proxy relating to the 2013 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934 or any proposal that is submitted under Section 188 of the BCBCA, notice of such proposal must be received by our Corporation no later than June 12, 2013 (assuming that the 2013 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual meeting held on August 28, 2012); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, discretionary voting authority under proxies we solicit for the 2013 Annual Meeting.

All Shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our Corporation at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention: Carolyn Gaines, Corporate Secretary.

“HOUSEHOLDING” OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries (including brokers) to satisfy the delivery requirements for a proxy statement, an annual report to Shareholders and a Notice of Internet Availability of Proxy Materials, as applicable, with respect to two or more Shareholders sharing the same address by delivering a single copy of those documents addressed to those Shareholders (although the rule requires that each Shareholder will continue to receive a separate proxy card). This process is commonly referred to as “householding”.

Accordingly, a number of brokers with accountholders who are Shareholders of our Corporation will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to Shareholders of our Corporation, a single Proxy Statement, a single Letter of Transmittal and, if applicable, a single Notice of Internet Availability of Proxy Materials will be delivered to multiple Shareholders sharing an address unless contrary instructions have been received from an affected Shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, a separate Letter of Transmittal and/or, if applicable, a separate Notice of Internet Availability of Proxy Materials, please notify your broker, or call us at 604-689-4440 or write to us at LML Payment Systems Inc., Suite 1680, 1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1, Attn: Corporate Secretary. We will deliver promptly upon written or oral request a separate copy of the Proxy statement, a separate Letter of Transmittal and/or a separate Notice of Internet Availability of Proxy Materials, as applicable, to a Shareholder at a shared address to which a single copy of the documents was delivered.

Shareholders who currently receive multiple copies of the Proxy Statement, a separate Letter of Transmittal and/or, if applicable, a separate Notice of Internet Availability of Proxy Materials, at their address and would like to request “householding” of their communications should contact their broker.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at http://www.lmlpayment.com/html/governance.html by clicking on “investor relations” and will be provided without charge to any Shareholder or beneficial owner of our common shares upon written request to Carolyn L. Gaines, Corporate Secretary, LML Payment Systems Inc., Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT AND AUDITOR

Our registrar and transfer agent is Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

Our auditor is Grant Thornton LLP, Suite 1600-333 Seymour Street, Vancouver, BC V6B 5A6.  Grant Thornton LLP was appointed as our independent auditors effective July 12, 2004.

SUBMITTING A PROXY VIA THE INTERNET OR BY TELEPHONE

For Shares Directly Registered in the Name of the Shareholder

Shareholders with shares registered directly with Computershare may submit a proxy to vote those shares telephonically or via the Internet by following the instructions on the proxy card that they receive.

For Shares Registered in the Name of a Broker or a Bank

A number of brokers and banks are participating in a program provided through Broadridge U.S. and Broadridge Canada that offers telephone and Internet voting options. This program is different from the program provided by Computershare for shares registered directly in the name of Shareholders. If your Common Shares are held in an account with a broker or a bank participating in the Broadridge Solutions program, you may provide voting instructions to the broker or bank holding your shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at Broadridge Solutions’ website  http://www.proxyvote.com.

OTHER MATTERS TO COME BEFORE THE MEETING

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the Meeting and does not know of any matters that will be brought before the Meeting by others. If other matters properly come before the Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is on SEDAR at www.sedar.com and EDGAR at http://www.sec.gov. Shareholders may contact the Corporation at Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1, Tel: (604) 689-4440 to request copies of the Corporation’s financial statements and MD&A. Financial information is provided in the Corporation’s comparative financial statements and MD&A for its most recently completed financial year which are filed on SEDAR and EDGAR.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

/s/ Patrick H. Gaines

Patrick H. Gaines
Chief Executive Officer and Chairman

Dated: ♦, 2012

CONSENT OF WILLIAM BLAIR & COMPANY, L.L.C.

We refer to the Fairness Opinion dated September 19, 2012 (the “Report”), which we prepared for the Special Committee of the Board of Directors of LML Payment Systems for the Arrangement (as defined in this Proxy Statement dated ♦, 2012 (the “Proxy Statement”)). We consent to the filing of the Report with the securities regulatory authorities in British Columbia and with the United States Securities and Exchange Commission the inclusion of the Report in this Proxy Statement.

William Blair & Company L.L.C. (signed)
Dated: ♦, 2012

CONSENT OF MNP LLP

We refer to the Fairness Opinion dated October 1, 2012 (the “Report”), which we prepared for the Special Committee of the Board of Directors of LML Payment Systems for the Arrangement (as defined in this Proxy Statement dated ♦, 2012 (the “Proxy Statement”)). We consent to the filing of the Report with the securities regulatory authorities in British Columbia and with the United States Securities and Exchange Commission the inclusion of the Report in this Proxy Statement.

MNP LLP (signed)
Dated: ♦, 2012

Appendix A

ARRANGEMENT RESOLUTION

“BE IT RESOLVED THAT:

1.
The arrangement (“Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) substantially as set forth in the Plan of Arrangement (the “Plan of Arrangement”) attached as Schedule A to Appendix B to the Proxy Statement of LML Payment Systems Inc. (the “Corporation”) dated ♦, 2012 (the “Proxy Statement”) and all arrangements contemplated thereby, be and are hereby authorized and approved.

2.
The arrangement agreement (“Arrangement Agreement”) dated September 21, 2012 between the Corporation, Digital River, Inc. and LML Acquisition Corp., a copy of which is attached as Appendix B to the Proxy Statement, together with such amendments or variations thereto made in accordance with the terms of the Arrangement Agreement as may be approved by the persons referred to in paragraph 4 hereof, such approval to be evidenced conclusively by the execution and delivery of any such amendments or variations, is hereby confirmed, ratified and approved.

3.
Notwithstanding that this resolution has been duly passed and/or the Arrangement has received the approval of the Supreme Court of British Columbia, the board of directors of the Corporation may, without further notice to or approval of the holders of common shares of the Corporation, subject to the terms of the Arrangement, amend or terminate the Arrangement Agreement or the Plan of Arrangement or revoke this resolution at any time prior to the filing of the Articles of Arrangement in respect of the Arrangement.

4.
Any one director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver with or without the corporate seal, and, if appropriate, deliver all documents and instruments and do all things as in the opinion of such director or officer may be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument, and the taking of such action.”

A - 1

Appendix B

ARRANGEMENT AGREEMENT
Digital River, Inc.
(“Digital River”)

and

LML Acquisition Corp.
(the “Purchaser”)

and

LML Payment Systems Inc.
(the “Company”)

ARRANGEMENT AGREEMENT

September 21, 2012

Article 1 INTERPRETATION		4
1.1	Definitions	4
1.2	Number and Gender	11
1.3	Interpretation Not Affected by Headings	11
1.4	Date of Any Action	11
1.5	References to the Company	11
1.6	References to Statutes	12
1.7	References to persons	12
1.8	Accounting Matters	12
1.9	Knowledge	12
1.10	Schedules	12
Article 2 THE ARRANGEMENT		12
2.1	Effective Date	12
2.2	Interim Order	12
2.3	Implementation Steps by the Company	13
2.4	Implementation Steps by the Purchaser	16
2.5	Information Circular	16
2.6	Court Proceedings	18
2.7	Dissenting Shareholders	18
2.8	Final Order	18
2.9	Payment of Consideration	19
2.10	Arrangement	19
2.11	Closing	19
2.12	Filings	19
Article 3 REPRESENTATIONS AND WARRANTIES		19
3.1	Representations and Warranties of Digital River and the Purchaser	19
3.2	Representations and Warranties of the Company	22
3.3	Survival of Representations and Warranties	39
Article 4 COVENANTS		39
4.1	Covenants of the Company	39
4.2	Covenants of the Company Regarding Non-Solicitation	45
4.3	Right to Accept a Superior Proposal	48
4.4	Covenants of Digital River and the Purchaser.	49
Article 5 CONDITIONS PRECEDENT		50
5.1	Mutual Conditions Precedent	50
5.2	Conditions Precedent to Obligations of the Company	51
5.3	Conditions Precedent to Obligations of Digital River and the Purchaser	52
5.4	Co-operation	53
5.5	Notice and Cure Provisions	53
5.6	Merger of Conditions	54
5.7	Payment of Obligations to Employees	54

- i -

Article 6 INSURANCE AND INDEMNIFICATION		55
6.1	Indemnification	55
6.2	Insurance	55
Article 7 TERMINATION AND AMENDMENT		55
7.1	Rights of Termination	55
7.2	Effect of Termination	56
7.3	Termination Deadline	59
7.4	Amendment	59
7.5	Waiver	59
7.6	Remedies	60
Article 8 GENERAL		60
8.1	Notice	60
8.2	Binding Effect	61
8.3	No Assignment	62
8.4	Public Statements	62
8.5	Entire Agreement	62
8.6	Time of Essence	63
8.7	Severability	63
8.8	Counterpart Executions and Facsimile Transmissions	63
8.9	Fees and Expenses	63
8.10	Investigation	63
8.11	Further Assurances	63
8.12	Waiver	63
8.13	Governing Law	63
Schedule A Form of Plan of Arrangement		1

- ii -

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT is dated the 21st day of September, 2012.

AMONG:
DIGITAL RIVER, INC., a corporation existing under the laws of Delaware;
(“Digital River”)

AND:
LML ACQUISITION CORP., a company existing under the laws of British Columbia;
(the “Purchaser”)
AND:
LML PAYMENT SYSTEMS INC., a company existing under the laws of British Columbia;
(the “Company”)
WHEREAS:

A.	The Purchaser and the Company agree to proceed with a business combination transaction providing for the acquisition by the Purchaser of all of the outstanding securities of the Company;

B.	Digital River has taken the initiative of incorporating and organizing the Purchaser and indirectly owns all of the issued and outstanding shares of the Purchaser;

C.
The Company Board (including the independent directors) has determined that the Arrangement is fair to the Shareholders (as defined below) and that it is in the best interests of the Company to enter into this Agreement, has approved the execution, delivery, and performance of this Agreement by the Company, and has resolved, subject to the terms of this Agreement, to recommend that the Shareholders vote in favour of the Arrangement Resolution (as defined below);

D.
Contemporaneously with the execution of this Agreement, the Purchaser, the Company and certain Company shareholders have entered into Shareholder Lock-Up and Support Agreements agreeing in their capacity as shareholders of the corporation to vote in favor of the Arrangement Resolution and against any other Acquisition Proposal;

E.
Contemporaneously with the execution of this Agreement, the Company and the key employees identified in writing to the Company prior to the date of this Agreement (the “Key Employees”) have entered into employment arrangements with the Company or a Company Subsidiary (the “Key Employee Agreements”), which, from and after and subject to the consummation of the transactions contemplated by this Agreement, will govern the employment of the Key Employees; and

F.	The Parties hereto intend to carry out the proposed business combination transaction by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the respective covenants and agreements hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1          Definitions

In this Agreement and in the recitals hereto, unless there is something in the context or subject matter inconsistent therewith, the following words and terms shall have the meanings hereinafter set out:

(a)
“Acquisition Proposal” means, other than from or with Digital River and the Purchaser, any proposal, public announcement of an intention or offer regarding any acquisition, merger, amalgamation, statutory arrangement, recapitalization, take-over bid, sale of the Company or any Company Subsidiary or any material properties or assets or other arrangement having the same economic effect as a sale of the Company or any Company Subsidiary or any material properties or assets, any liquidation, winding-up, sale or redemption of a material number of shares or rights or interests therein or thereto, or any similar transaction involving the Company or any Company Subsidiary which would, or could, impede the completion of the Arrangement or any of the other transactions contemplated in this Agreement;

(b)
“Agreement” means this agreement among Digital River, the Purchaser and the Company entered into for the purpose of effecting the Arrangement, including the Company Disclosure Schedule, as the same may be supplemented or amended from time to time;

(c)
“Applicable Laws” means any domestic or foreign statute, law, ordinance, rule, regulation, restriction, published and legally binding regulatory policy or guideline, by-law (zoning or otherwise), or order or any consent, exemption, approval or licence of any domestic or foreign Governmental Entity that applies in whole or in part to the Parties hereto, as the context requires, or to their respective subsidiaries, businesses, undertakings, properties or securities including, without limitation, Applicable Securities Laws, Canada export control law and regulations with respect to the Company and any and all Company Subsidiaries that are incorporated in or that do business in Canada, and United States export control laws and regulations with respect to any and all Company Subsidiaries incorporated in or that do business in the United States, including the Export Administration Act and implementing Export Administration Regulations.

(d)	“Applicable Securities Laws” means Canadian Securities Laws and the United States Securities Laws, as applicable in the circumstances;

(e)
“Arrangement” means the arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendment or supplement thereto made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order;

(f)	“Arrangement Filings” means the articles of arrangement and other records and information to give effect to any provision of the Arrangement, together with a copy of the entered Final Order;

(g)	“Arrangement Resolution” means the resolution to be considered and, if thought fit, approved by the Shareholders at the Company Meeting;

(h)	“BCBCA” means the Business Corporations Act (British Columbia), as amended;

(i)	“Broker” means William Blair & Company, financial advisors;

(j)	“Business Day” means a day which is not a Saturday, Sunday or a civic or statutory holiday in Vancouver, British Columbia;

(k)
“Canadian Securities Laws” means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the provinces and territories of Canada;

(l)	“Company” means LML Payment Systems Inc., a company existing under the laws of British Columbia;

(m)	“Company Board” means the board of directors of the Company;

(n)
“Company Board Recommendation” means the determination of the Company Board (including the independent directors) that the Arrangement is fair to the Shareholders and is in the best interests of the Company, and the recommendation of the Company Board (including the independent directors) that the Shareholders vote in favour of the Arrangement Resolution.

(o)
“Company Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership or other right or obligation (whether written or oral) to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound or affected or to which any of their respective properties or assets is subject as of the date hereof;

(p)	“Company Disclosure Documents” means:

(i)	the management information circular of the Company expected to be dated on or about October 31, 2012;

(ii)	the audited consolidated annual financial statements of the Company for the years ended March 31, 2012 and March 31, 2011, together with the auditor’s report thereon and the notes thereto;

(iii)
management’s discussion and analysis of the financial condition and operations of the Company for the year ended March 31, 2012 set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012 as filed with the SEC on June 20, 2012; and

(iv)	all reports filed by the Company on SEDAR and EDGAR after March 31, 2010 and on or prior to the Effective Time.

(q)	“Company Disclosure Schedule” has the meaning set out in section 3.2;

(r)
“Company Meeting” means the special meeting of the Shareholders, including any adjournment or adjournments or postponement or postponements thereof necessary to obtain a quorum or otherwise reasonably requested by Digital River and Purchaser during the term of this Agreement, to be held for the purposes of obtaining approval by the Shareholders of the Arrangement Resolution;

(s)	“Company Stock Option Plans” means the stock option plans of the Company as approved by the Company Board and by the Shareholders;

(t)
“Company Subsidiary” means any Subsidiary of the Company and “Company Subsidiaries” means more than one, as the case may be, and includes each of Beanstream Internet Commerce Inc. (Canada), LML Corp (USA). Legacy Promotions Inc (Canada), Beanstream Internet Commerce Corp. (USA), LML Payment Systems Corp. (USA) and LML Patent Corp. (USA);

(u)	“Court” means the British Columbia Supreme Court;

(v)	“Depositary” means Computershare Trust Company of Canada;

(w)	“Dissenting Shareholder” has the meaning ascribed thereto in the Plan of Arrangement;

(x)	“Dissent Rights” means the rights of dissent of the Shareholders in respect of the Arrangement Resolution described in the Plan of Arrangement;

(y)
“Effective Date” means no later than the third Business Day following the date on which all conditions precedent to the completion of the Arrangement as set out in Article 5 of this Agreement have been satisfied or waived in accordance with the provisions of this Agreement, or such other date as the Parties hereto may agree, which shall be the date on which the Arrangement Filings are filed under the BCBCA;

(z)	“Effective Time” means has the meaning defined in the Plan of Arrangement;

(aa)
“Encumbrance” means any mortgage, hypothecation, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

(bb)
“Fairness Opinion” means the verbal and the subsequent written opinion of the Financial Advisor that the consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, subject to the limitations and qualifications set out in the Fairness Opinion;

(cc)
“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court (with the consent of Digital River and the Company) at any time prior to the Effective Date or, if appealed, then unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(dd)	“Financial Advisor” means MNP LLP, in its capacity as financial advisor to the independent directors of the Company Board;

(ee)	“Financial Advisor Agreement” shall have the meaning ascribed thereto in subsection 3.2(1);

(ff)	“Governmental Entity” or “Governmental Entities” means any applicable:

(i)
multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency, domestic or foreign;

(ii)	any subdivision, agent, commission, board or authority of any of the foregoing; or

(iii)	any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(gg)	“IFRS” means International Financial Reporting Standards;

(hh)
“Information Circular” means the management information circular (including all appendices attached thereto), notice of meeting, proxy form and other related documents to be sent by the Company to the Shareholders regarding the approval of the Arrangement Resolution at the Company Meeting, which circular will, unless otherwise permitted by the terms of this Agreement, contain the Company Board Recommendation;

(ii)
“Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, supplemented or varied by the Court;

(jj)	“Material Adverse Change” means any one or more change, event or occurrence which, either individually or in the aggregate, is or would reasonably be expected to have a Material Adverse Effect;

(kk)
“Material Adverse Effect” means any result, fact, change, effect, event, circumstance, occurrence or development that (i) has or would reasonably be expected to have a material and adverse effect on the business, operations, capitalization, assets, liabilities (including any contingent liabilities), obligations (whether absolute, accrued, conditional or otherwise), condition (whether financial or otherwise) of the Company, or (ii) prevents or materially delays or impedes the Company’s ability to perform its obligations under this Agreement or consummate the Arrangement, provided, however, that, in the case of the foregoing, any result, fact, change, effect, event, circumstance, occurrence or development that arises out of or relates to any of the following shall not be deemed to constitute, and shall not be taken into account in determining whether there has been, a Material Adverse Effect:

(i)
general international, political, economic or financial or capital market conditions, or political, economic or financial or capital market conditions in any jurisdiction in which the Company or any of its subsidiaries operate or carry on business (so long as the Company is not disproportionately affected thereby, and it being understood that the circumstances underlying any change in such conditions may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect); or

(ii)
any change or proposed change in any Applicable Laws or the interpretation, application or non-application of any Applicable Laws by any Governmental Authority (so long as the Company is not disproportionately affected thereby); or

(iii)
the announcement of the execution of this Agreement or the transactions contemplated hereby, the performance of any obligation contemplated hereunder or the completion of any of the transactions contemplated hereby;

(ll)	“material fact” shall have the meaning ascribed thereto in the Securities Act (British Columbia), as amended;

(mm)	“Material Company Contract” shall have the meaning ascribed thereto in Section 3.2(q) hereof;

(nn)	“misrepresentation” shall have the meaning ascribed thereto in the Securities Act (British Columbia), as amended;

(oo)	“Nasdaq” means the Nasdaq Stock Market;

(pp)	“Options” means the outstanding options to acquire Shares which have been granted pursuant to the Company Stock Option Plans;

(qq)	“Party” means any one of Digital River, the Purchaser or the Company, and “Parties” means all of them as the context requires;

(rr)
“person” means any individual, corporation, firm, partnership (including, without limitation, a limited partnership), sole proprietorship, syndicate, joint venture, trustee, trust, any unincorporated organization or association, any government or instrumentality thereof and any tribunal;

(ss)	“Plan” or “Plan of Arrangement” means the plan of arrangement to be substantially in the form and content of Schedule A attached hereto as amended or varied pursuant to the terms hereof and thereof;

(tt)	“Purchaser” means LML Acquisition Corp., a corporation existing under the laws of British Columbia;

(uu)	“Records and Data” means all material books, contracts, documents, information and data (in paper or electronic form) owned by the Company;

(vv)	“Revised Termination Deadline” shall have the meaning ascribed thereto in Section 7.3;

(ww)	“Securities Authority” means the appropriate securities commissions or similar regulatory authorities in the United States and in each of the provinces of Canada;

(xx)
“SEDAR” means the System for Electronic Document Analysis and Retrieval described in National Instrument 13-101 of the Canadian Securities Administrators and available for public view at www.sedar.com;

(yy)	“Shareholder Approval” shall have the meaning ascribed thereto in subsection 2.2(b);

(zz)	“Shareholders” means beneficial owners and/or holders of record of Shares;

(aaa)	“Shares” means the common shares which the Company is authorized to issue as presently constituted;

(bbb)	“Special Committee” means a special committee of all the independent directors of the Company;

(ccc)
“Subsidiary” means, with respect to a specified body corporate, any body corporate of which the specified body corporate is entitled to elect a majority of the directors thereof and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to such a body corporate, excluding any body corporate in respect of which such direction or control is not exercised by the specified body corporate as a result of any existing contract, agreement or commitment;

(ddd)
“Superior Proposal” means any bona fide written Acquisition Proposal that the Company Board determines in good faith (based upon the oral or written advice of the Broker and after consultation with outside legal counsel):

(i)	is reasonably capable of being completed without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal;

(ii)	is made to all the Shareholders or in respect of all Shares on the same terms and conditions in compliance with Applicable Securities Laws; and

(iii)	would, if completed in accordance with its terms, result in a transaction more favourable to the Shareholders than, from a financial point of view, the Arrangement;

(eee)	“Superior Proposal Notice” shall have the meaning ascribed thereto in subsection 4.3(a)(ii);

(fff)
“Tax” and “Taxes” means all taxes, assessments, charges, dues, duties, rates, fees, levies and similar charges of any kind lawfully levied, assessed or imposed by any Governmental Entity, including any tax on or based upon net income, gross income, earnings, profits or selected items of income, earnings or profits and all capital taxes, gross receipts taxes, environmental taxes and charges, sales taxes, use taxes, ad valorem taxes, value added taxes, subsoil use or extraction taxes and ownership fees, transfer taxes (including, without limitation, taxes relating to the transfer of interests in real property or entities holding interests therein), franchise taxes, licence taxes, withholding taxes, health taxes, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security, workers’ compensation, employment insurance or compensation taxes, mandatory pension and other social fund taxes or premium, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, harmonized sales tax, customs duties or other taxes, and any installments in respect thereof; together with any interest and any penalties or additional amounts imposed by any Government Entity in respect thereof;

(ggg)	“Tax Act” means the Income Tax Act (Canada), as amended and the regulations thereunder, as amended;

(hhh)
“Tax Return” means any return, election, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof;

(iii)	“Termination Deadline” means February 22, 2013 or such other date as the Parties hereto may otherwise agree upon in writing;

(jjj)
“United States Securities Laws” means the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), each as amended from time to time, and the rules, regulations and forms made or promulgated under any such statute and the published policies, bulletins and notices of the United States Securities and Exchange Commission (the “SEC”), as well as any applicable rules or requirements of any self-regulatory organization (including Nasdaq) mandated thereby or promulgated thereunder from time to time; and

(kkk)	“Warrants” means the outstanding warrants to acquire Shares which have been issued pursuant to a prior private placement by the Company.

In addition, words and terms used but not defined herein that are defined in the BCBCA shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2          Number and Gender

In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders and neuter.

1.3          Interpretation Not Affected by Headings

The division of this Agreement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The terms “this Agreement”, “hereof’, “herein”, “hereto”, “hereunder” and similar expressions refer to this Agreement and the Company Disclosure Schedule and not to any particular article, section or other portion hereof and include any agreement, schedule or instrument supplementary or ancillary hereto or thereto. The word “including”, when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or mailer set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope.

1.4          Date of Any Action

If the date on which any action is required to be taken hereunder by any Party hereto is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on the next succeeding day which is a Business Day in that place.

1.5          References to the Company

A reference in a representation, warranty, or covenant in this Agreement to the “Company” shall, unless otherwise expressly specified, be deemed to mean the Company and each of the Company Subsidiaries, both individually and in the aggregate.

1.6          References to Statutes

A reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations.

1.7          References to persons

A reference to a person includes any successor to that person.

1.8          Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributed thereto under IFRS and all determinations of an accounting nature required to be made shall be made in a manner consistent with IFRS.

1.9          Knowledge

Each reference herein to the knowledge of a Party hereto means, unless otherwise specified, the actual knowledge of the officers and directors of such Party hereto (and, in the case of the Company, the actual knowledge of the officers and directors of each Company Subsidiary as well), and the knowledge such persons would have if they had conducted a reasonable inquiry into the matter in question.  In the case of a Company Subsidiary, knowledge means, unless otherwise specified, the actual knowledge of the officers and directors of such Company Subsidiary.

1.10        Schedules

The Company Disclosure Schedule is provided to the Purchaser and Digital River as of the date of this Agreement.

ARTICLE 2
THE ARRANGEMENT

2.1          Effective Date

The Arrangement shall become effective at the Effective Time on the Effective Date.

2.2          Interim Order

As soon as is reasonably practicable after the date of execution of this Agreement, the Company shall file, proceed with and diligently prosecute an application to the Court for the Interim Order which shall request that the Interim Order provide:

(a)	for the class of persons to whom notice is to be provided in respect of the Arrangement and for the Company Meeting and for the manner in which such notice is to be provided;

(i)
that the only requisite approvals required for the Arrangement Resolution shall be 66 2/3% of the votes cast, in person or by proxy, on the Arrangement Resolution by the Shareholders at the Company Meeting (together, the “Shareholder Approval”)

(b)	for the grant of Dissent Rights to the Shareholders who are registered holders of Shares as contemplated in the Plan of Arrangement;

(c)
that, in all other respects, the terms, restrictions and conditions of the articles and by-laws of the Company, including the quorum requirement and other matters, shall apply in respect of the Company Meeting;

(d)	for notice requirements with respect to the presentation of the application to the Court for the Final Order;

(e)	that the Company Meeting may be adjourned or postponed from time to time by the Company without the need for any additional approval of the Court; and

(f)	that the record date for the Shareholders entitled to notice of, and to vote at, the Company Meeting will not change in respect of any adjournment of the Company Meeting.

2.3          Implementation Steps by the Company

(a)	In a timely and expeditious manner, the Company shall:

(i)	forthwith carry out such terms of the Interim Order as are required thereby to be carried out by the Company;

(ii)
prepare, with the assistance of the Purchaser, and file the Information Circular (which shall be in a form satisfactory to the Parties, acting reasonably), together with any other documents required by Applicable Laws, in all jurisdictions where the Information Circular is required to be filed and mail the Information Circular, as ordered by the Interim Order and in accordance with all Applicable Laws, in and to all jurisdictions where the Information Circular is required to be mailed, complying in all material respects with all Applicable Laws on the date of the mailing thereof and in the form and containing the information required by all Applicable Laws, including all applicable corporate and securities legislation and requirements, and not containing any misrepresentation or omission, provided that the Company assumes no responsibility for the accuracy or completeness of any information relating to and provided by the Purchaser or Digital River;

(iii)	subject to the terms of this Agreement, the Company shall:

(A)
use reasonable best efforts to solicit proxies in favour of the Arrangement Resolution with it being understood that the Company is not required to engage a proxy solicitation firm in satisfying such obligation;

(B)	make the Company Board Recommendation at the Company Meeting, in the Information Circular, and in any other solicitation relating to the Arrangement Resolution; and

(C)
not withdraw, modify, qualify or change in a manner adverse to Digital River or the Purchaser, or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to Digital River or the Purchaser the Company Board Recommendation, or fail to recommend against acceptance of any third party tender offer or exchange offer within fifteen calendar days after the commencement of such offer, or make any public statement inconsistent with the Company Board Recommendation,  except, in each case, as expressly permitted by this Agreement;

(iv)
use reasonable best efforts to convene the Company Meeting no later than 60 days after the mailing of the Information Circular, but in any event hold the Company Meeting no later than January 11, 2013, in the manner provided in the Interim Order, and, if and when reasonably requested by Digital River and the Purchaser, to adjourn or postpone the Company Meeting to a date no later than the Termination Date specified by Digital River and Purchaser;

(v)	provide notice to the Purchaser of the Company Meeting and allow representatives of Digital River and the Purchaser to attend the Company Meeting;

(vi)	conduct the Company Meeting in accordance with the Interim Order and Applicable Law; and

(vii)	take all such actions as may be required under the BCBCA to effect the Arrangement.

(b)
The Company will advise the Purchaser, not less than weekly and then at least on a daily basis on each of the seven Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution.

(c)	Except as permitted in this Agreement, the Company shall not adjourn, postpone or cancel the Company Meeting (or propose to do so), except:

(i)	if a quorum is not present at the Company Meeting;

(ii)	if required by Applicable Laws;

(iii)	if required by the Shareholders; or

(iv)	if otherwise requested by Digital River and the Purchaser in writing.

(d)
The Company shall provide the Purchaser with a copy of any purported exercise of the Dissent Rights and written communications with any Shareholder purportedly exercising such Dissent Rights and shall not settle or compromise any action brought by any present, former or purported holder of any of its securities in connection with the Arrangement or the other transactions contemplated by this Agreement, without the prior consent of the Purchaser.

(e)
In a timely and expeditious manner, the Company shall prepare (in consultation with the Purchaser) and file any mutually agreed (or as otherwise required by Applicable Laws) amendments or supplements to the Information Circular (which amendments or supplements shall be in a form satisfactory to the Purchaser, acting reasonably) with respect to the Company Meeting and mail such amendments or supplements, as required by the Interim Order and in accordance with all Applicable Laws, in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all Applicable Laws on the date of the mailing thereof.

(f)
Upon the request of the Purchaser, the Company will cause to be prepared and provide to the Purchaser lists of registered holders of all classes and series of securities of the Company, including a list of the registered Shareholders, holders of Options and holders of Warrants as well as a security position listing from each depositary of its securities, including The Canadian Depositary for Securities Limited, to the extent reasonably practicable, within five Business Days after the date on which the Purchaser requests such lists and will obtain and deliver to the Purchaser thereafter on demand supplemental lists setting out any changes thereto, all such deliveries to be in printed form and, if available, in computer-readable format.

(g)
Except for proxies and other non-substantive communications, the Company shall furnish promptly to the Purchaser a copy of each notice, report, schedule or other document or communication delivered, filed or received by the Company in connection with this Agreement, the Arrangement and the transactions contemplated in this Agreement, the Interim Order or the Company Meeting or any other meeting at which all the Shareholders are entitled to attend relating to special business, any filings made under any Applicable Law and any dealings or communications with any Governmental Entity, securities regulatory authority or stock exchange in connection with, or in any way affecting, the transactions contemplated by this Agreement.

2.4          Implementation Steps by the Purchaser

Subject to the terms of this Agreement, the Purchaser and Digital River will co-operate with, assist and consent to the Company seeking the Interim Order and the Final Order and, subject to the Company obtaining the Final Order and to the satisfaction or waiver (subject to Applicable Laws) of each of the conditions set forth in Article 5 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Entities necessary to give effect to the Arrangement and carry out the terms of the Plan of Arrangement applicable to each of them.

2.5          Information Circular

(a)	Subject to the Purchaser and Digital River complying with Section 2.5(d), the Company will, in consultation with the Purchaser and Digital River:

(i)
as soon as reasonably practicable after the execution of this Agreement, prepare the Information Circular together with any other documents required by the BCBCA or Applicable Laws in connection with the approval of the Arrangement Resolution by the Shareholders at the Company Meeting;

(ii)
as soon as reasonably practicable after the date of this Agreement, and, in any event, not later than 15 Business Days after the date of this Agreement, cause the Information Circular to be filed with the SEC, and use its reasonable best efforts to resolve (and will communicate to the Purchaser and Digital River and cooperate with the Purchaser and Digital River in resolving) all SEC comments with respect to the Information Circular as promptly as practicable after receipt thereof;

(iii)
as soon as reasonably practicable, and in any event, not later than 5 Business Days after the clearance of all SEC comments (or, if earlier, the date on which the SEC notifies the Company that it will not review the Information Circular or the expiration of the 10-day period for the SEC to provide such notice), the Company will apply for, and submit the Information Circular in connection with the Interim Order; and

(iv)
as soon as reasonably practicable after the issuance of the Interim Order, and, in any event, not later than 5 Business Days following such issuance, cause the Information Circular to be sent to the Shareholders and filed as required by the Interim Order and Applicable Laws.

(b)
The Company shall ensure that the Information Circular complies in all material respects with Applicable Laws, and, without limiting the generality of the foregoing, that the Information Circular (including with respect to any information incorporated therein by reference) complies with the requirements of all United States Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than in each case with respect to any information furnished by the Purchaser and Digital River) and will provide the Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Company Meeting.

(c)
The Company and the Purchaser will cooperate in the preparation, filing and mailing of the Information Circular. The Company will provide legal counsel to the Purchaser with a reasonable opportunity to review and comment on drafts of the Information Circular and other documents related thereto prior to filing the Information Circular with applicable Governmental Entities and mailing the Information Circular to the Shareholders and will give reasonable consideration to such comments. The Purchaser acknowledges that whether or not any revisions will be made to the Information Circular as a result of such comments will be determined solely by the Company acting reasonably, provided, however, that all information relating solely to the Purchaser and Digital River included in the Information Circular shall be in form and content satisfactory to the Purchaser, acting reasonably, and the Information Circular will in any event include a copy of the Fairness Opinion, the Company Board Recommendation, and the rationale for the Company Board Recommendation.

(d)
The Purchaser will, in a timely and expeditious manner, furnish the Company with all such information regarding the Purchaser and Digital River as may reasonably be required to be included in the Information Circular pursuant to Applicable Laws and any other documents related thereto. If requested by the Company, the Purchaser will provide to the Company a certificate of the Purchaser, signed by a director or officer of the Purchaser, certifying that the information relating to the Purchaser and Digital River contained in the Information Circular does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made.

(e)
The Company and the Purchaser will each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Company only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser and Digital River) that the Information Circular or any other document referred to in Section 2.5(c) contains any misrepresentation or otherwise requires any amendment or supplement and promptly deliver written notice to the other Party setting out full particulars thereof.  In any such event, the Company and the Purchaser will cooperate with each other in the preparation, filing and dissemination of any required supplement or amendment to the Information Circular or such other document, as the case may be, and any related news release or other document necessary or desirable in connection therewith.

2.6          Court Proceedings

The Company will provide legal counsel to the Purchaser with a reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement prior to the service and filing of such materials and will give reasonable consideration to such comments. The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. Subject to Applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.6 or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that nothing herein shall require the Purchaser to agree or consent to any increase in the consideration payable under the terms of the Plan of Arrangement or any modification or amendment to such filed or served materials that expands or increases the Purchaser’s or Digital River’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. In addition, the Company will not object to legal counsel to the Purchaser making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company or its legal counsel is advised of the nature of any submissions prior to the hearing. The Company will also provide legal counsel to the Purchaser on a timely basis with copies of any notice of appearance and evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether or not in writing, received by the Company or its legal counsel indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order.

2.7          Dissenting Shareholders

The Company will give the Purchaser:

(a)
prompt notice of any written notice of any dissent or purported exercise by any Shareholder of Dissent Rights, any withdrawal of such a notice, and any other instruments served pursuant to Dissent Rights and received by the Company; and

(b)
the opportunity to participate in all negotiations and proceedings with respect to any such dissent, notice or instrument. The Company shall not make any payment or settlement offer, or agree to any such settlement, prior to the Effective Time with respect to any such dissent, notice or instrument unless the Purchaser shall have given its written consent to such payment or settlement offer, as applicable.

2.8          Final Order

Subject to obtaining the approvals as contemplated by the Interim Order and as may be directed by the Court in the Interim Order, the Company shall forthwith take all actions necessary or desirable to submit the Arrangement to the Court and to apply to the Court for the Final Order (and in any event within seven Business Days after the approval of the Arrangement Resolution) in form and substance satisfactory to the Purchaser, acting reasonably. Upon receipt of the Final Order, the Company shall forthwith carry out the terms of the Final Order.

2.9          Payment of Consideration

The Purchaser will at or prior to the Effective Time, deposit or cause to be deposited with the Depositary cash in an aggregate amount sufficient to satisfy the payment obligations contemplated by Section 3.1(a), 3.1(b), and 3.1(e) of the Plan.

2.10        Arrangement

The Arrangement shall be completed on the terms and subject to the conditions contained in this Agreement and in the Plan of Arrangement.

2.11        Closing

Unless this Agreement is terminated pursuant to the provisions hereof, closing of the Arrangement shall occur at the offices of Clark Wilson LLP at 10 a.m., Vancouver time, on the Effective Date and each of them shall deliver to the other Parties hereto:

(a)
the documents required or contemplated to be delivered by it hereunder in order to complete, or necessary or reasonably requested to be delivered by it by one of the other Parties hereto in order to effect the Arrangement and the transactions contemplated herein, provided that each such document required to be dated the Effective Date shall be dated as of, or become effective on, the Effective Date and shall be held in escrow to be released upon the Arrangement becoming effective; and

(b)	written confirmation as to the satisfaction or waiver of all of the conditions in its favour contained in Article 5.

2.12  Filings

Subject to the rights of termination contained in Article 7, upon the Shareholders approving the Arrangement in accordance with the Interim Order, the Company obtaining the Final Order and the other conditions contained in Article 5 being complied with or waived, in consultation with the Purchaser, shall on the Effective Date file with the Registrar appointed under BCBCA the Arrangement Filings.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of Digital River and the Purchaser

Each of the Purchaser and Digital River hereby represents and warrants to the Company as of the date hereof and acknowledges that the Company is relying upon these representations and warranties in connection with the Arrangement and in entering into this Agreement:

(a)
Organization and Corporate Capacity. Digital River has been duly organized and is validly existing and in good standing under the Applicable Laws governing its formation. Digital River owns all of the issued and outstanding shares of the Purchaser. The Purchaser has been duly incorporated and validly exists under the BCBCA and has been formed solely for the purpose of engaging in the transactions contemplated hereby and has not owned any assets, engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

(b)
Authority. Each of the Purchaser and Digital River has all necessary corporate power, authority and capacity to enter into and perform its obligations under this Agreement and to complete the transactions and fulfil its obligations contemplated hereby. The execution and delivery of this Agreement and the completion by the Purchaser and Digital River of the transactions contemplated by this Agreement have been duly authorized by the directors of the Purchaser and Digital River, as the case may be, and no other corporate proceedings on the part of the Purchaser or Digital River, as the case may be, are necessary to authorize the execution and delivery by it of this Agreement or the Arrangement or the completion by the Purchaser and Digital River of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Purchaser and Digital River and constitutes legal, valid and binding obligations of the Purchaser and Digital River enforceable against the Purchaser and Digital River, as the case may be, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Applicable Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(c)
Required Approvals. No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Entity is necessary for the execution and delivery by the Purchaser or Digital River of this Agreement, the performance by the Purchaser or Digital River of its obligations hereunder and the completion by the Purchaser and Digital River of the Arrangement, other than:

(i)	the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(ii)	the Final Order, and any filings required in order to obtain the Final Order;

(iii)	such filings and other actions required under Applicable Securities Laws as are contemplated by this Agreement;

(iv)	such filings and other actions required pursuant to the Competition Act or the Investment Canada Act, if and to the extent applicable; and

(v)
any authorizations, licences, permits, certificates, registrations, consents, approvals and filings and notifications with respect to which the failure to obtain or make same would, or would reasonably be expected to, prevent or significantly impede or materially delay the completion of the Arrangement.

(d)
No Violation. Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.1(c) and complying with applicable corporate, securities, competition and antitrust laws, the execution and delivery by each of the Purchaser and Digital River of this Agreement, the performance by each of the Purchaser and Digital River of its respective obligations hereunder and the completion of the transactions contemplated hereby do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)	result in a contravention, breach, violation or default under any Applicable Law applicable to it;

(ii)	result in a contravention, conflict, violation, breach or default under its constating documents; or

(iii)
result in a contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, any material agreement, contract, covenant, undertaking, commitment, instrument, licence, permit or authorization to which it is a party or by which it is bound, except, in the case of each of clauses (i) and (iii) above, as would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

(e)
Litigation. There are no claims, actions, suits, proceedings or investigations commenced against or involving the Purchaser or Digital River (whether in progress or, to the knowledge of the Purchaser, threatened) that, if adversely determined, would prevent or significantly impede or materially delay the completion of the Arrangement and, to the knowledge of Digital River, no event has occurred which might reasonably be expected to give rise to any such Proceeding. To the knowledge of Digital River, there is no judgment, writ, decree, injunction, rule, award or order of any Governmental Entity outstanding against the Purchaser or Digital River  that would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

(f)
Sufficient Funds. Adequate arrangements have been made to ensure that at the Effective Time the Purchaser will have sufficient funds available to fully fund all of the obligations of the Purchaser under this Agreement, including funds sufficient to effect payment in full of the aggregate consideration to be paid to the Shareholders upon the terms contemplated by the Plan of Arrangement.

3.2          Representations and Warranties of the Company

Subject only to the disclosures set forth in the disclosure schedule delivered by the Company to Digital River and Purchaser as of even date herewith (the “Company Disclosure Schedule”), the Company hereby represents and warrants to the Purchaser and Digital River as follows as of the date hereof and acknowledges that the Purchaser and Digital River are relying upon such representations and warrants in connection with the Arrangement and the transactions contemplated herein and in entering into this Agreement:

(a)
Organization of the Company; Ownership of Company Subsidiaries. The Company and each Company Subsidiary has been duly organized and is validly existing and in good standing under the Applicable Laws governing its formation. The Company and each Company Subsidiary has full corporate and legal power and authority to own its property and assets and to conduct its business as currently owned and conducted. The Company and each Company Subsidiary is registered, licensed or otherwise qualified as an extra-provincial corporation or a foreign corporation in each jurisdiction where the nature of the business or the location or character of the property and assets owned or leased by it requires it to be so registered, licensed or otherwise qualified, other than those jurisdictions where the failure to be so registered, licensed or otherwise qualified would not have, or reasonably be expected to have, a Material Adverse Effect on the Company.  The Company owns all outstanding securities of each Company Subsidiary, and there are no outstanding securities convertible into or exchangeable for any ownership interest in any such Company Subsidiary, nor any option agreement or other Company Contract providing for or requiring the issuance of any ownership interest (or any securities convertible or exchangeable into any such ownership interest) in any such Company Subsidiary, nor any profit participation rights, “phantom stock” or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly on any Company Subsidiary.

(b)
Authority. The Company has all necessary corporate power, authority and capacity to enter into this Agreement, and to complete the transactions and fulfil its obligations contemplated hereby. The execution and delivery of this Agreement by the Company and the completion by the Company of the transactions contemplated by this Agreement have been authorized by the Company Board and, other than the Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by it of this Agreement or the Arrangement or the completion of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Applicable Laws relating to or affecting creditors’ rights generally, and to general principles of equity.

(c)	Capitalization. The Company is authorized to issue 100,000,000 Shares, 150,000,000 Class A preferred stock and 150,000,000 Class B preferred stock. As of the date of this Agreement, there were:

(i)	28,246,684 Shares outstanding and no shares of either Class A preferred stock or Class B preferred stock outstanding;

(ii)	Options to acquire an aggregate of 5,125,300 Shares outstanding; and

(iii)	Warrants to acquire an aggregate of 70,000 Shares outstanding.

All outstanding Shares have been authorized and are issued and outstanding as fully paid and non-assessable shares, free of pre-emptive rights. The Company does not have any shareholder rights plan or other similar plan, arrangement or commitment to issue Shares.  No Company Subsidiary owns any Shares.

(d)
Options and Warrants to Purchase Shares. There are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the Company to issue or sell any shares of the Company or any securities or obligations of any kind convertible into or exchangeable or exercisable for any shares of the Company other than 5,125,300 Options granted pursuant to the Company Stock Option Plans, all of which will have vested as a result of the transactions contemplated by this Agreement, and 70,000 Warrants issued pursuant to a prior private placement. As of the date hereof, there are no outstanding bonds, debentures or other evidences of indebtedness of the Company having the right to vote with the Shareholders on any matter. There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any outstanding Shares or with respect to the voting or disposition of any outstanding Shares.  Schedule 3.2(d) of the Company Disclosure Schedule sets forth as of the date of this Agreement a list of each outstanding Option granted under each Company Stock Option Plan and (A) the name of the holder of such Option, (B) the number of Shares subject to such Option, (C) the exercise price of such Option, (D) the date on which such Option was granted, (E) the applicable vesting schedule, and the extent to which such Option is vested and exercisable as of the date of this Agreement, and (F) the date on which such Option expires.  All Shares issuable under the Company Stock Option Plan and the Warrants will, upon issuance in accordance with the terms and conditions specified in the instruments to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.

(e)	Nasdaq Listing; SEC Filings; Internal Controls; Sarbanes-Oxley Act Compliance.

(i)	The outstanding Shares are listed on Nasdaq.

(ii)
The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since March 31, 2010 (the “Company SEC Documents”). All such Company SEC Documents that it has so filed or furnished prior to the date hereof are available on EDGAR. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied in all material respects with the applicable requirements of the United States Securities Laws applicable to such Company SEC Documents. None of the Company SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company Subsidiaries is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act.

(iii)
The Company and the Company Subsidiaries have established and maintain a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient, on a consolidated basis, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, and includes those policies and procedures that meet the requirements of Rules 13a – 15(f) and 15d – 15(f) of the Exchange Act.

(iv)
The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act and the Sarbanes-Oxley Act (as defined below) with respect to such reports.  To the knowledge of the Company, it has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

(v)
Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made and filed with or furnished to the SEC, as applicable, all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”) with respect to the Company SEC Documents, and the statements contained in such certifications were true and accurate in all material respects as of the date such certifications were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Company nor any of the Company Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of the Company Subsidiaries. The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of Nasdaq.

(f)	Disclosure Filings. The Company:

(i)	is a reporting issuer in British Columbia and the United States;

(ii)	is not subject to any cease trade order under Applicable Securities Laws; and

(iii)	is current with all material filings required to be made under Applicable Securities Laws.

(g)
The Company Disclosure Documents. The information and statements contained in the Company Disclosure Documents at the respective dates of such information and statements (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof):

(i)
did not contain a material misrepresentation and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(ii)	complied, in all material respects, with Applicable Securities Laws.

The Company has not filed any confidential material change, confidential treatment requests or other report or other document with any Securities Authority or stock exchange which at the date hereof remains confidential.

(h)	Absence of Certain Changes or Events. Other than as disclosed in the Company Disclosure Documents, since March 31, 2012:

(i)	the Company and each Company Subsidiary has conducted its business only in the ordinary and regular course of business consistent with past practice;

(ii)	the Company has not incurred or suffered a Material Adverse Change;

(iii)	there has not been any acquisition or sale by the Company or any Company Subsidiary of any material property or assets;

(iv)
there has not been any incurrence, assumption or guarantee by the Company or any Company Subsidiary of any debt for borrowed money, any creation or assumption by the Company or any Company Subsidiary of any Encumbrance, any making by the Company or any Company Subsidiary of any loan, advance or capital contribution to or investment in any other person;

(v)	the Company has not effected any material change in its accounting methods, principles or practices;

(vi)	the Company has not declared or paid any dividends or made any other distributions on any of the Shares;

(vii)	the Company has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding Shares;

(viii)
other than in the ordinary and regular course of business consistent with past practice, there has not been any material increase in or modification of the compensation payable to or to become payable by the Company or any Company Subsidiary to any of its directors, officers, employees or consultants or any grant to any such director, officer, employee or consultant of any increase in severance or termination pay or any increase or modification of any bonus, pension, insurance or benefit arrangement (including, without limitation, the granting of Options pursuant to the Company Stock Option Plan) to, for or with any of such directors, officers, employees or consultants; and

(ix)
except for amendments to the Company Stock Option Plans which may be required to give effect to the transactions contemplated by this Agreement, neither the Company nor any Company Subsidiary has adopted any, or materially amended any, collective bargaining agreement, bonus, pension, profit sharing, stock purchase, stock option or other benefit plan.

(i)
Financial Statements, Guarantees and Commitments. The financial statements of the Company forming part of the Company Disclosure Documents have been prepared in accordance with IFRS and fairly present in all material respects the consolidated financial condition of the Company at the respective dates indicated therein and the results of operations of the Company for the periods covered therein.  Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Company Contract (including any Company Contract or arrangement relating to any transaction or relationship between or among the Company and any of the Company Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company’s or Company Subsidiary’s published financial statements or other Company SEC Documents. The Company does not have any liability or obligation (including, without limitation, liabilities or obligations to fund any operations or work or exploration program, to give any guarantees or for Taxes), whether accrued, absolute, contingent or otherwise, not reflected in the audited consolidated financial statements of the Company for the period ended March 31, 2012, except liabilities and obligations incurred in the ordinary and regular course of business or which liabilities or obligations do not in the aggregate exceed US$25,000.

(j)
No Conflict or Violation. Subject to receipt of the approvals set out in subsection 3.2(u) hereof, the execution and delivery of this Agreement and the completion of the Arrangement and the transactions contemplated herein, do not and will not:

(i)	result in a violation, contravention or breach of, require any consent to be obtained under or give rise to any termination rights under any provision of:

(A)	the articles or by-laws of the Company or any Company Subsidiary,

(B)	any Applicable Law, or

(C)	any Material Company Contract;

(ii)
give rise to any right of termination or acceleration of material indebtedness, or cause any material indebtedness owing by the Company or any Company Subsidiary to come due before its stated maturity or cause any available material credit to cease to be available;

(iii)
result in the imposition of any Encumbrance upon any material property or assets of the Company or any Company Subsidiary or materially restrict, hinder, impair or limit the ability of the Company or any Company Subsidiary to conduct business as and where it is now being conducted; or

(iv)
result in any material (individually or in the aggregate) payment (including severance, unemployment compensation, “golden parachute”, bonus or otherwise) becoming due to any director, officer or employee of the Company or any Company Subsidiary or increase any benefits otherwise payable under any pension or benefits plan of the Company or any Company Subsidiary or result in the acceleration of the time of payment or vesting of any such benefits.

(k)
No Contracts or Commitments. There are no agreements, covenants, undertakings or other commitments of or on behalf of the Company or any Company Subsidiary under which the completion of the Arrangement or other transactions contemplated herein would:

(i)	have the effect of imposing material restrictions or obligations on the Company;

(ii)
give a third party a right to terminate any Company Contract to which the Company or any Company Subsidiary is a party and pursuant to which the Company or any Company Subsidiary is or may be entitled to receive future payments in excess of US$25,000, or without which the Company or any Company Subsidiary would be unable to conduct its business as currently conducted in all material respects;

(iii)	impose restrictions on the ability of the Company or any Company Subsidiary to pay any dividends or make other distributions to its shareholders; or

(iv)	otherwise, individually or in the aggregate, have a Material Adverse Effect on the Company.

(l)
Brokers. A true and complete copy of all arrangements or agreements with the Financial Advisor (the “Financial Advisor Agreement”) and the Broker (the “Broker Agreement”) have been provided to Digital River and the Purchaser. Other than pursuant to the Financial Advisor Agreement and the Broker Agreement in connection with the transactions contemplated herein, neither the Company nor any Company Subsidiary has agreed to pay any brokerage fees, finder’s fees, financial advisory fees, agent’s commissions or other similar compensation in connection with this Agreement or the Arrangement or the transactions contemplated herein.

(m)
Compliance with Laws. To their knowledge, the Company and each Company Subsidiary has complied in all material respects with all Applicable Laws, orders, judgments and decrees. Without limiting the generality of the foregoing, all outstanding securities of the Company (including Shares, Options and Warrants) have been issued in compliance, in all material respects, with all Applicable Securities Laws and all securities of the Company to be issued upon exercise of any Options or Warrants will be issued in compliance with all Applicable Securities Laws.

(n)
Litigation. There are no claims, actions, suits, proceedings or investigations commenced or, to the knowledge of the Company, threatened or contemplated, against or affecting the Company or any Company Subsidiary or affecting any of their respective properties or assets before any Governmental Entity or before or by any person or before any arbitrator of any kind which, individually or in the aggregate, would prevent or hinder the consummation of the Arrangement or the transactions contemplated herein or which, individually or in the aggregate, involve the possibility of any judgment or liability in excess of US$25,000 or that would, or would reasonably be expected to, have a Material Adverse Effect on the Company. There is no pending or, to the knowledge of the Company, threatened claim against the Company or any Company Subsidiary which affects any assets or property of the Company or any Company Subsidiary.

(o)
No Insolvency. No act or proceeding has been taken by or against the Company or any Company Subsidiary in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any Company Subsidiary nor, to the knowledge of the Company, is any threatened, or the appointment of a trustee, receiver, manager or other administrator of the Company or any Company Subsidiary properties or assets. Neither The Company nor any Company Subsidiary has sought protection under the Bankruptcy and Insolvency Act (Canada) or the Creditors Arrangement Act (Canada) or similar legislation. Neither the Company’s nor any Company Subsidiary’s properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or any Company Subsidiary to conduct its business in all material respects as it has been carried on prior to the date hereof, or that would or could materially impede the completion of the Arrangement or the transactions contemplated by this Agreement.

(p)
Books and Records. The corporate records and minute books of the Company and each Company Subsidiary have been maintained in accordance with all Applicable Laws and are complete and accurate in all material respects.  Financial books and records and accounts of the Company and each Company Subsidiary in all material respects:

(i)	have been maintained in accordance with good business practices on a basis consistent with prior years and past practice;

(ii)	are stated in reasonable detail and accurately and fairly reflect the transactions and acquisitions and dispositions of property or assets of the Company or such Company Subsidiary; and

(iii)	accurately and fairly reflect the basis for the consolidated financial statements of the Company.

All of the directors and officers of the Company and each Company Subsidiary are listed in the minute books of the Company or such Company Subsidiary.

(q)
The Company Contracts. All Company Contracts are valid and subsisting, in full force and effect unamended, no material default exists in respect thereof on the part of the Company or, to the knowledge of the Company, on the part of any of the other parties thereto. Neither the Company nor, to the best knowledge of the Company, after due inquiry, any agent or consultant acting on behalf of the Company is aware of any intention on the part of any of the other parties thereto to terminate or materially alter any of the Company Contracts. Schedule 3.2(q) of the Company Disclosure Schedule sets forth a complete and accurate list of all Company Contracts that:

(i)	would be a considered a “material contract” (as such term is defined in Item 601(b)(10) of Regulations S-K under the Securities Act);

(ii)	is a customer, client or supply agreement under which the Company or any Company Subsidiary may be entitled to pay or receive future payments in excess of US$25,000;

(iii)
contains any non-compete or exclusivity provisions that purport to (A) limit, curtail, or restrict the ability of the Company or any Company Subsidiary to compete in any geographic area or line of business in any material respect or (B) restrict the person to whom the Company or any Company Subsidiary may sell products or deliver services in any material respect;

(iv)	creates any partnership, limited liability company, joint venture, or other similar agreement or contract with a third party;

(v)	provides for the acquisition, sale, lease, exchange or option to purchase any material properties or assets of the Company or any Company Subsidiary;

(vi)	provides for the Company or any Company Subsidiary to indemnify or hold harmless any director or officer of the Company or any Company Subsidiary;

(vii)
is a loan or credit agreement, mortgage, indenture, note or other contract or instrument evidencing indebtedness for borrowed money by the Company or any Company Subsidiary or pursuant to which indebtedness for borrowed money may be incurred or is guaranteed by the Company or any Company Subsidiary;

(viii)	provides for interest rate caps, collars or swaps, currency hedging or any other similar arrangement to which the Company or any Company Subsidiary is a party;

(ix)	relates to the voting or registration for sale under the Securities Act of any securities of the Company or any Company Subsidiary;

(x)
is material to the business or financial condition of the Company or any Company Subsidiary and provides for (A) the lease or rental of any property, (B) the provision of consulting services by or to the Company, (C) the license to or from any other person of any Intellectual Property Rights, (D) the development of software or other Technology by or for the Company or any Company Subsidiary, or (E) any right of first refusal or first negotiations; or

(xi)
any other Company Contract that is otherwise material to the operation of the business of the Company or any Company Subsidiary as currently conducted or that was entered into outside of the ordinary course of business.

The Company Contracts identified on Schedule 3.2(q) of the Company Disclosure Schedule are referred to as the “Material Company Contracts”.  The Company has made available to Digital River and the Purchaser complete and correct copies of all Material Company Contracts, including all amendments thereto and waivers of any rights thereunder entered into or granted through the date of this Agreement.

(r)	Tax Matters.

(i)
The Company and each Company Subsidiary has filed or caused to be filed in a timely manner all Tax Returns required to be filed by it (all of which Tax Returns were correct and complete in all material respects and no material fact has been omitted therefrom) and has paid, collected, withheld or remitted, or caused to be paid, collected, withheld or remitted, all Taxes that are due and payable, collectible and remittable. No extension of time in which to file any Tax Returns is in effect. The Company and each Company Subsidiary has provided adequate accruals in accordance with IFRS in all published consolidated financial statements for any Taxes for the period covered by such financial statements which have not been paid, whether or not shown as being due on any Tax Returns. Since such publication date, no material liability for Taxes not reflected in such consolidated financial statements has been incurred or accrued by the Company or any Company Subsidiary other than in the ordinary and regular course of business. No lien for Taxes has been filed or exists other than for Taxes not yet due and payable.

(ii)
All Taxes have been paid or made by the Company or a Company Subsidiary in respect of the Company Assets. There are no reassessments of Taxes in respect of the Company or any Company Subsidiary that are outstanding and there are no outstanding issues which have been raised and communicated to the Company or any Company Subsidiary by any Governmental Entity for any taxation year in respect of which a Tax Return of the Company or any Company Subsidiary has been audited. No governmental Entity has challenged, disputed or questioned the Company or any Company Subsidiary in respect of any Taxes or Tax Returns. Neither the Company nor any Company Subsidiary is negotiating any draft assessment or reassessment with any Governmental Entity. Neither the Company nor the Company Subsidiary is aware of any contingent liabilities for Taxes or any grounds for an assessment or reassessment of the Company or any Company Subsidiary, including, without limitation, unreported benefits conferred on any shareholder, aggressive treatment of income, expenses, credits or other claims for deduction under any return or notice other than as disclosed in the consolidated financial statements of the Company. Neither the Company nor the Company Subsidiary has received any indication from any Governmental Entity that an assessment or reassessment of the Company or any Company Subsidiary is proposed in respect of any Taxes, regardless of its merits.  Neither the Company nor any Company Subsidiary has executed or filed with any Governmental Entity any agreement or waiver extending the period for the assessment, reassessment or collection of any Taxes.

(iii)
The Company and each Company Subsidiary has withheld from each payment made to any of its present or former employees, officers and directors, and to all other persons, all amounts required by Applicable Law to be withheld, and furthermore, has remitted such withheld amounts within the prescribed periods to the appropriate Governmental Entity. The Company and each Company Subsidiary has remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes and other Taxes payable by it in respect of its employees, agents and consultants, as applicable, and has remitted such amounts to the proper Governmental Entity within the time required under Applicable Laws. The Company and each Company Subsidiary has charged, collected and remitted on a timely basis all Taxes required under Applicable Laws on any sale, supply or delivery whatsoever, made by them.

(s)
Pension and Employee Benefits. The Company and each Company Subsidiary has complied, in all material respects, with all of the provisions of any collective agreement, funding and investment contract or obligation applicable thereto, arising under or relating to each plan, program, policy, agreement, pension, collective bargaining agreement or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability or medical benefits or other employee benefits or remuneration of any kind, whether written or oral, that are maintained by or binding upon the Company or any Company Subsidiary, and each such plan, program, policy, agreement, pension, collective bargaining agreement or other arrangement was established and has been maintained in compliance in all material respects with all Applicable Laws, and there are no unfunded liabilities with respect to the same.  Schedule 3.2(s) of the Company Disclosure Schedule contains an accurate and complete list, as of the date of this Agreement, of each material plan, program, policy, agreement, pension, collective bargaining agreement or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability or medical benefits or other employee benefits or remuneration of any kind, whether written or oral, that are maintained by or binding upon the Company or any Company Subsidiary.  The Company has made available to Digital River and the Purchaser correct and complete copies of all of the foregoing plans and any amendments thereto that in each case are in effect as of the date of this Agreement, and, to the extent applicable, all related trust agreements, funding arrangements and insurance contracts now in effect or required in the future, and all communications with or from any Governmental Entity in the last three (3) fiscal years regarding such plans.  There are no audits, inquiries or litigation pending, or to the knowledge of the Company, threatened with respect to any of the foregoing plans, programs, policies, agreements, pensions, collective bargaining agreements or other arrangements.

(t)
The Company Board Approval. The Company Board, after a positive recommendation by the Special Committee, by resolutions duly adopted at a meeting of all Company directors duly called and held, and the independent directors of the Company Board, voting separately;

(i)	have approved the Arrangement and the transactions contemplated herein and authorized the entering into of this Agreement, the execution thereof and the performance of its provisions by the Company;

(ii)	have determined that the Arrangement is fair to the Shareholders and that the Arrangement is in the best interests of the Company; and

(iii)
will, except as otherwise permitted by this Agreement, make the Company Board Recommendation at the Company Meeting, in the Information Circular, and in any other solicitation relating to the Arrangement Resolution.

Such resolutions have not subsequent to the date of their adoption been rescinded or modified in any manner.

(u)
Consents; Takeover Statutes. No consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity or other person is required to be obtained or made by the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement. No consent, approval, order or authorization of or declaration or filing with, any Governmental Entity is required to be obtained or made by the Company or any Company Subsidiary in connection with the Arrangement and the transactions contemplated herein other than:

(i)	any approvals required by the Interim Order;

(ii)	any approvals required by the Final Order;

(iii)	any filings or approvals required under the rules and policies of Nasdaq, the BCBCA or under Applicable Securities Laws;

(iv)	such Filings and other actions required pursuant to the Competition Act or the Investment Canada Act, if and to the extent applicable; and

(v)
any other consents, approvals, orders, authorizations, declarations or filings of or with a Governmental Entity with respect to which the failure to obtain or make the same would, or would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

No “fair price”, “moratorium”, “control share acquisition”, “business combination” or similar anti-takeover statute or regulation enacted under any Applicable Laws is applicable to this Agreement, the Arrangement, or any of the other transactions contemplated hereby.

(v)	Intellectual Property; Software and other Technology.

(i)
The Company or a Company Subsidiary owns sole and exclusive right, title and interest in and to, or has validly licensed (and is not in material breach of such licenses), all patents, trademarks, trade names, service marks, copyrights, trade secrets, software, technology and all other intellectual property and proprietary rights that are material to the conduct of the business, as presently conducted, of the Company and each Company Subsidiary (collectively, the “Intellectual Property Rights”), free and clear of all Encumbrances.  Schedule 3.2(v)(i) of the Company Disclosure Schedule contains a complete and correct list, as of the date hereof, of all Intellectual Property Rights that are the subject of any issuance, registration, certificate, application or other filing by, to or with any Governmental Entity or authorized private registrar, including registered trademarks, registered copyrights, issued patents, domain name registrations, and pending applications for any of the foregoing, and identifies whether such Intellectual Property Rights are owned or are subject to license (and, if licensed, the material terms of such license).  Each employee of the Company and each of the Company Subsidiaries that was involved in the development or creation of Intellectual Property Rights has executed a proprietary invention assignment agreement in the substantially the form(s) as delivered to Digital River and the Purchaser.  No such employee of the Company or any Company Subsidiary has excluded works or inventions made prior to his or her employment with the Company or any Company Subsidiary from his or her assignment of inventions pursuant to such employee’s invention assignment agreement.  Neither the Company nor any Company Subsidiary, nor any of their respective employees during the course of their employment, have participated in, contributed to, or submitted materials for any industry setting standards organization that would, whether under law, in equity or under the policies, procedures, rules or regulations of such organization, adversely affect the Company’s or any Company Subsidiary’s rights in any Intellectual Property Rights.

(ii)	The Intellectual Property Rights are sufficient, in all material respects, for conducting the business, as presently conducted, of the Company and the Company Subsidiaries.

(iii)
To the knowledge of the Company, all of the Intellectual Property Rights are valid and enforceable, and no event will occur as a result of the transactions contemplated hereby that would render invalid or unenforceable any of the Intellectual Property Rights, except for such invalidity or unenforceability as would not reasonably be expected to materially and adversely impact the conduct of the Company’s or any Company Subsidiary’s business as presently conducted.  To the knowledge of the Company, neither the Technology nor the business of the Company and the Company Subsidiaries as presently conducted infringes any third party’s intellectual property or proprietary rights, except for such infringements as would not reasonably be expected to materially and adversely impact the conduct of the Company’s or any Company Subsidiary’s business as presently conducted.

(iv)	To the knowledge of the Company, no third party is infringing upon the Intellectual Property Rights in any material respect.

(v)
All hardware, software and firmware, processed data, technology infrastructure and other computer systems used in connection with the conduct of the business, as presently conducted, of the Company and the Company Subsidiaries (collectively, the “Technology”) are sufficient, in all material respects, for conducting the business, as presently conducted, of the Company and the Company Subsidiaries.

(vi)
The Company or a Company Subsidiary owns or has validly licensed (and are not in material breach of such licenses) the Technology and has commercially reasonable virus protection, security, back-up and recovery systems in place in relation to the Technology.

(vii)
As used in this subsection, the term “Open Source Materials” shall mean all software or other material that is distributed as “free software,” “open source software” or under a similar licensing or distribution model (including but not limited to the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL) and the Apache License).  To their knowledge, neither the Company nor any Company Subsidiary has used Open Source Materials in any manner that would, with respect to any product or service offered by the Company or a Company Subsidiary (i) require its disclosure or distribution in course code form, (ii) require the licensing thereof for the purpose of making derivative works, (iii) impose any restriction on the consideration to be charged for the distribution thereof, (iv) create, or purport to create, obligations for the Company or any Company Subsidiary with respect to any Company Intellectual Property Rights or grant, or purport to grant, to any third party, any rights or immunities under any Company Intellectual Property Rights, or (v) impose any other material limitation, restriction, or condition on the rights of the Company with respect to its use or distribution.

(viii)
Excluding any tools that are commercially available at a cost of less than US$10,000 and are used in their generally available form, the Company or a Company Subsidiary has all right, title, and interest in or right to use all software development tools currently in use by the Company or a Company Subsidiary in connection with its products, services, or Technology or that are otherwise necessary in the conduct of its business as currently conducted, and will continue to enjoy such rights following the consummation of the Arrangement.  To the extent that any Material Company Contract provides for the development by another person of any software or hardware to be utilized by the Company or a Company Subsidiary in the conduct of its business: (i) such development has been timely completed in accordance with the terms of such Material Company Contract; and (ii) to the knowledge of the Company, there are no facts and circumstances from which it could reasonably be inferred that the other person who is a party to such Material Company Contract will fail to meet any milestones or any final delivery date specified in such Material Company Contract, or otherwise materially breach such Material Company Contract.

(w)	Residency. The Company is not a non-resident of Canada for purposes of the Tax Act.

(x)
Fairness Opinion.   The Company has received the Fairness Opinion of the Financial Advisor (and, if it is in writing, has provided a copy of such opinion to Digital River) and, as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.

(y)	Compliance with Laws and Other Requirements.

(i)
To their knowledge, the Company and each Company Subsidiary is, and at all times has been, in compliance with all Applicable Laws in all material respects (including without limitation the Personal Information Protection and Electronic Documents Act). Neither the Company nor any Subsidiary has received any notice or other communication from any Governmental Entity or person regarding any actual or possible violation of, or failure to comply with, any Applicable Laws. Without limiting the generality of the foregoing, the Company has complied in all material respects with the Fair Debt Practices Act, the Federal Fair Credit Reporting Act, the National Automated Clearing House Association Operating Rules, and the requirements of the Payment Card Industry’s Security Standard, as applicable.

(ii)
Neither the Company nor any Company Subsidiary (A) export products, software or technology from the United States except intercompany among the Company and the Company Subsidiaries in Canada and the United States, (B) has pending or, to the Company’s knowledge, threatened claims against the Company or any Company Subsidiary with respect to export licenses or other export approvals from any Governmental Entity, (C) to the Company’s knowledge, has any actions, conditions, or circumstances pertaining to the Company’s or any Company Subsidiary’s exports of product, software or technology that may give rise to any future claims, or (D) hold export licenses.  Data related to historical transactions transacted two or more years ago for which Company or any Company Subsidiary has processed any payments has never been retained for a period of more than two years, is now unavailable, and does not exist in the United States or Canada on any server, in any archive, back-up tape, database or in any other capacity.

(iii)
The Company has at all times provided adequate notice of, and complied with, its privacy practices in its privacy policy or policies in all material respects. The privacy policies of the Company, Company Subsidiaries and their respective subcontractors processing personal and user information on their behalf conform in all material respects, and at all times have conformed in all material respects, to all of the Company’s and the Company Subsidiaries’ respective contractual commitments to their customers and the viewers of all Internet websites owned, maintained or operated by or on behalf of the Company or any Company Subsidiary (collectively, the “Company Websites”). With respect to all personal and user information described in this subsection, the Company has at all times taken all commercially reasonable efforts necessary (including, without limitation, implementing and monitoring compliance with adequate measures with respect to technical and physical security, but in no event less than Payment Card Industry Data Security Standards or the most restrictive legislative, regulatory or other binding requirements regarding information security applicable to Company and the Company Subsidiaries, whichever is more stringent) to ensure that the information is protected against loss and against unauthorized access, use, modification, disclosure or other misuse.  Neither Company nor any Company Subsidiary has identified the access to, or exposure of, personal or user information to an unauthorized third party.

(z)	Title to Assets.

(i)	Neither the Company nor any Company Subsidiary owns any real property.

(ii)
Section 3.2(z) of the Company Disclosure Schedule contains a complete and correct list of all real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any of the Company Subsidiaries (collectively, including the improvements thereon, the “Leased Real Property”), and for each Leased Real Property, identifies the street address of such Leased Real Property.  Complete and correct copies of all agreements under which the Company or any Company Subsidiary thereof is the landlord, sublandlord, tenant, subtenant, or occupant (each a “Real Property Lease”) that have not been terminated or expired as of the date hereof have been delivered or made available to Digital River.

(iii)
The Company or one of the Company Subsidiaries has good and valid title to, or in the case of leased properties and assets, valid leasehold interests in, all of their other material tangible properties and assets, free and clear of all Encumbrances except (A) statutory liens securing payments not yet due, and (B) such other imperfections or irregularities of title or other Encumbrances that, individually or in the aggregate, do not and would not reasonably be expected to materially affect the use of the properties or assets subject thereto or otherwise materially impair business operations as presently conducted.

(iv)
The Company or one of the Company Subsidiaries is the lessee or sublessee of all Leased Real Property.  Each of the Company and such Company Subsidiaries enjoys peaceful and undisturbed possession under all Real Property Leases.

(aa)
Insurance.  Schedule 3.2(aa) of the Company Disclosure Schedule sets forth a correct and complete list of all insurance policies (including information on the premiums payable in connection therewith and the scope and amount of the coverage provided thereunder) maintained by the Company or the Company Subsidiaries (the “Policies”).  Neither the Company nor the Company Subsidiaries is in material breach or default, and neither the Company nor any of the Company Subsidiaries have taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of the Policies.  No notice of cancellation or termination has been received by the Company or any Company Subsidiary with respect to any of the Policies.  The consummation of the Arrangement, in and of itself, will not cause the termination, revocation or cancellation of any Policy.

3.3          Survival of Representations and Warranties

The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and shall expire and be terminated and extinguished on the Effective Date. Any investigation by Digital River or the Purchaser or the Company and their respective advisors shall not mitigate, diminish or affect the representations and warranties contained in this Agreement.

ARTICLE 4
COVENANTS

4.1          Covenants of the Company

The Company hereby covenants and agrees with the Purchaser and Digital River that, prior to the Effective Date, except with the prior written consent of the Purchaser or other than as expressly contemplated or permitted by this Agreement:

(a)
Except as otherwise provided in this Agreement, the Company shall, and shall cause each Company Subsidiary to, conduct its business only in, not take any action except in, and maintain its facilities in, the ordinary and regular course of business consistent with past practice and it shall use its best efforts to maintain and preserve its business organization and assets.

(b)
The Company shall keep the Purchaser fully informed as to all material decisions or actions required or required to be made with respect to the operations of the business of the Company or any Company Subsidiary, and will allow representatives of the Purchaser and Digital River to participate in any such material decision making process. The Company shall grant the representatives of the Purchaser and Digital River access to the properties, assets, books and records of the Company or any Company Subsidiary as the Purchaser or Digital River may reasonably request.

(c)
Except as otherwise permitted in this Agreement or in connection with the Arrangement, the Company will not, directly or indirectly, do or permit to occur, and will cause each Company Subsidiary not to, directly or indirectly, do or permit to occur, any of the following:

(i)
issue, sell, or agree to issue or sell, or pledge any Shares, Options, Warrants, calls, conversion privileges or rights of any kind to acquire any shares or other securities, or create any Encumbrance on any Shares, other than the issuance of Shares pursuant to the exercise of Options or Warrants outstanding on the date hereof in accordance with their terms as of the date hereof;

(ii)
amend or propose to amend its constating documents or, except as agreed to with the Purchaser or contemplated in the Plan of Arrangement, any of the terms of Options or Warrants as they exist on the date hereof;

(iii)	split, combine or reclassify any of the shares or declare, set aside or pay any dividend or other distribution payable in cash, securities, property or otherwise with respect to any shares;

(iv)	redeem, purchase or offer to purchase any Shares and, other than pursuant to the Company Stock Option Plans or outstanding Warrants;

(v)
adopt any resolution or enter into any agreement providing for an amalgamation, merger, consolidation, reorganization, liquidation, dissolution or other extraordinary transaction, adopt any plan of liquidation or reorganize, amalgamate or merge with any other person;

(vi)
sell, pledge, lease, encumber or otherwise dispose of any assets or property or any interest therein and, except as contemplated herein, sell, pledge, encumber, lease or otherwise dispose of any other material properties or assets;

(vii)
except in the ordinary and regular course of business (up to an amount not to exceed, in the aggregate, US$25,000) or as required by Applicable Laws, enter into or modify in any material respect any contract, agreement, licence, franchise, lease transaction, commitment or other right or obligation or arrangement including, without limitation, any Company Contract;

(viii)
make any investment in any person except in the ordinary and regular course of business, or acquire or agree to acquire (by merger, amalgamation, acquisition of stock or assets or otherwise) any person or any material properties or assets;

(ix)
incur any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other person, or make any loans or advances other than in the ordinary and regular course of business;

(x)	authorize, recommend, propose or agree to any release or relinquishment of any standstill agreement or of any other material contractual right;

(xi)	except in the ordinary course of business, enter into any hedges, swaps or other similar financial instruments or transactions;

(xii)	enter into any agreements with its directors or officers or their respective affiliates or associates other than in the ordinary and regular course of business;

(xiii)	change any accounting method, principle or practice except for any changes as a result of transition to IFRS or changes as required by Applicable Laws;

(xiv)
make or change any Tax election, change an annual Tax accounting period, adopt or change any Tax accounting method, enter into any closing agreement, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment, (other than in the ordinary and regular course of business or as required by Applicable Laws); or

(xv)	authorize, propose, permit or agree to any of the foregoing.

(d)
The Company shall not directly or indirectly, and shall cause each Company Subsidiary not to, directly or indirectly, enter into new commitments of a capital expenditure nature or incur any new contingent liabilities other than:

(i)	ordinary course expenditures where the amount of such other expenditures does not exceed US$25,000 in the aggregate;

(ii)	expenditures required by Applicable Law;

(iii)	expenditures made in connection with the Arrangement and the transactions contemplated in this Agreement;

(iv)	(without duplication) expenditures required by any of the Company Contracts; and

(v)	(without duplication) capital expenditures required to prevent the occurrence of a Material Adverse Effect on the Company.

(e)
The Company and each Company Subsidiary shall not create any new obligations or liabilities or modify or in any manner amend any existing obligations and liabilities to pay any amount, including loan amounts, to officers, directors, employees or consultants of the Company or any Company Subsidiary other than for salary, bonuses and directors’ fees and options in the ordinary course, in each case in amounts consistent with past practice, or obligations or liabilities arising in the ordinary and regular course of business prior to the Effective Time.

(f)
The Company and each Company Subsidiary shall not adopt or amend or make any contribution to any profit sharing, option, deferred compensation, insurance, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangements for the benefit of employees except in the ordinary course or except as required to give effect to the Arrangement.

(g)
Except as otherwise provided in this Agreement, the Company shall not, and shall cause each Company Subsidiary not to, otherwise take any action that could reasonably be expected to interfere with or be inconsistent with the completion of the Arrangement or the other transactions contemplated in this Agreement.

(h)
The Company and each Company Subsidiary shall use reasonable best efforts to cause its current insurance (or reinsurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of internationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect.

(i)	The Company and each Company Subsidiary shall use reasonable best efforts:

(i)	to preserve intact its business organizations and the rights under the Company Contracts;

(ii)	to not do anything or fail to do anything which could lead to a breach under any Company Contract;

(iii)	to keep available the services of its officers, employees, agents and consultants listed as agreed by the parties upon execution of this Agreement;

(iv)	to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it;

(v)	to not take any action which could reasonably be expected to be prejudicial to any of the property or assets of the Company or any Company Subsidiary; and

(vi)
to not take any action which would render, or which reasonably may be expected to render, any representation or warranty made by it in this Agreement untrue at any time prior to the Effective Date if then made.

(j)
The Company and each Company Subsidiary will not engage in any business, enterprise or other activity different from that carried on by it at the date of this Agreement that could reasonably be expected to have a Material Adverse Effect on the Company, or enter into any transaction or incur (except in respect of obligations or liabilities to which it is already legally subject or are contemplated by this Agreement) any material obligation, expenditure or liability other than in the ordinary and regular course of business as presently conducted.

(k)
The Company will furnish to the Purchaser such information, in addition to the information contained in this Agreement, relating to the Company and its business, property and assets as may reasonably be requested by the Purchaser, and such information and any other information relating to the Company or any Company Subsidiary provided by the Company to the Purchaser will be true and complete in all material respects and will not contain a misrepresentation.

(l)
Except as otherwise required by Applicable Laws and subject to reasonable best efforts, the Company shall not, and shall cause each Company Subsidiary not to, take any action, or refrain from taking any action, or permit any action to be taken or not taken, inconsistent with the provisions of this Agreement or that would reasonably be expected to materially impede the completion of the Arrangement or the transactions contemplated herein or would render, or that could reasonably be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect at any time prior to the Effective Time if then made, or that would or could have a Material Adverse Effect on the Company.

(m)	The Company will promptly notify the Purchaser in writing if:

(i)	the Company obtains knowledge that any of the representations and warranties of the Company in this Agreement are untrue or inaccurate in any material respect;

(ii)	there has been any breach of any covenant or agreement of the Company contained in this Agreement; or

(iii)	there has been any Material Adverse Change in respect of the Company.

In addition, if at any time and from time to time the Purchaser shall reasonably request such a certificate, forthwith following a request from the Purchaser, the Company shall deliver to the Company a certificate of a director or officer of the Company certifying that the representations and warranties made by the Company herein are true and correct in all material respects as if made on the date of such certificate.

(n)
Subject to Applicable Laws relating to the exchange of information, the Company shall, and shall cause each of the Company Subsidiaries to, upon reasonable notice, afford to Digital River and Digital River’s representatives reasonable access during normal business hours to all of the Company’s and the Company Subsidiaries’ properties, books, Material Company Contracts, commitments, records and correspondence (in each case, whether in physical or electronic form, and including all material environmentally related audits, studies, reports, analyses and results of investigations performed with respect to the currently or previously owned leased or operated properties of the Company or any of the Company Subsidiaries), and to their respective, officers, employees, accounts, counsel, financial advisors and other representatives, and to all other information concerning the Company and the Company Subsidiaries’ and their business, properties and personnel as Digital River may reasonably request, including without limitation for purposes of confirming the accuracy of the representations set forth in Section 3.2(y)(ii).  The Company shall furnish promptly to Digital River a copy of each report, schedule and other document filed or submitted by it pursuant to the requirements of Applicable Securities Laws and a copy of any communication (including SEC “comment letter”) received by the Company from any Securities Authority concerning compliance with Applicable Securities Laws.  No investigation, or information received, pursuant to this Section 4.1(n) will modify any of the presentations and warranties of the parties hereto.

(o)
The Company shall use reasonable best efforts to take, to cause the Company Subsidiaries to take, or otherwise cause to be taken, all actions and to do, to cause the Company Subsidiaries to do, or otherwise cause to be done, all things necessary to consummate and make effective as promptly as is practicable the Arrangement and the other transactions contemplated in this Agreement, including the execution and delivery of such documents as the Purchaser may reasonably request, and shall use reasonable best efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, approvals and filings under Applicable Securities Laws, Nasdaq, and submissions of information requested by Governmental Entities, and to otherwise satisfy or cause to be satisfied all conditions to Closing.

(p)
The Company shall cooperate, and shall cause the Company Subsidiaries and their respective affiliates, officers, employees, agents, auditors and representatives reasonably to co-operate, in preparing and filing all Tax Returns, resolving all disputes and audits with respect to all applicable periods relating to Taxes, and in any other matters relating to Taxes, including by maintaining and making available to the Purchaser all books, records and other information of the Company related to Taxes and shall timely pay all Taxes arising before the Effective Date.

(q)
The Company shall execute and deliver, or cause to be executed and delivered, such customary agreements, certificates, resolutions and other documents and instruments as may be requested by the other Parties hereto, all in form satisfactory to the other Parties hereto, acting reasonably, necessary or required in order to complete the Arrangement and the other transactions contemplated herein.

(r)	The Company shall not amend the terms of the Financial Advisor Agreement or the Broker Agreement without the approval of the Purchaser.

(s)	The Company shall use its reasonable best efforts to obtain the consent of each holder of options issued under the Company’s 1996 Stock Option Plan to the Arrangement.

(t)
So that it will be operational as of the Effective Date, the Company shall implement and enable functionality such that Digital River and/or the Purchaser may, via automated functionality, restrict (i) processing of payments for transactions with certain consumers, and (ii) engaging in business with certain entities, based upon the consumer or entity’s geographical location, nation of origin, or identification on applicable restricted parties lists.

4.2          Covenants of the Company Regarding Non-Solicitation

(a)
The Company shall, and the Company shall direct and cause the Company Subsidiaries and their respective representatives and their respective representatives (including, without limitation, the Company’s advisors and investment bankers) to, immediately cease and cause to be terminated any solicitation, encouragement, activity, discussion, negotiation or process with any person that may be ongoing with respect to any proposal that constitutes, or may reasonably be expected to constitute, an Acquisition Proposal whether or not initiated by the Company, until termination of this Agreement pursuant to Article 7. The Company and each Company Subsidiary will discontinue access to any other third party (other than Digital River, the Purchaser, or their representatives) to any data room (virtual or otherwise) and promptly request the return or deletion from all data retrieval systems and data bases or destruction of all confidential information regarding the Company or any Company Subsidiary previously provided to any person (other than Digital River and the Purchaser) and use reasonable best efforts to ensure that such requests are honoured. The Company further agrees not to release any such person from any standstill or confidentiality agreement or provision to which such person is a party with the Company and to take all actions required to enforce such standstill and confidentiality agreements and provisions.

(b)
Subject to subsection 4.2(d) and Section 4.3, the Company hereby covenants and agrees that it shall not, and the Company shall not authorize or permit any Company Subsidiary or any of their respective representatives (including, without limitation, the Company’s advisors and investment bankers) directly or indirectly, to:

(i)
make, solicit, initiate, encourage, entertain, promote or facilitate, including by way of furnishing information, permitting any visit to facilities or properties of the Company or entering into any form of agreement, written or verbal, any inquiries or the making of any proposal which does or could constitute an Acquisition Proposal or potential Acquisition Proposal;

(ii)	participate, directly or indirectly, in any discussions or negotiations regarding any Acquisition Proposal or potential Acquisition Proposal;

(iii)
withdraw, modify, qualify or change in a manner adverse to Digital River or the Purchaser, or publicly state that it intends to withdraw, modify, qualify or change in a manner adverse to Digital River or the Purchaser, the Company Board Recommendation (it being understood that failing to affirm the Company Board Recommendation after an Acquisition Proposal has been publicly announced shall be considered a modification which is adverse to Digital River or the Purchaser for the purposes of this subsection if the Company Board has not affirmed the Company Board Recommendation on the date which is the earlier of:

(A)	15 calendar days after the date on which the Acquisition Proposal has been publicly announced; and

(B)	five Business Days prior to the Company Meeting (unless the Acquisition Proposal has been publicly announced within such five Business Day period);

(iv)	approve or recommend any Acquisition Proposal; or

(v)
enter into any agreement, written or verbal, related to any Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the Arrangement and the transactions contemplated herein or providing for the payment of any break, termination or other fee or expense to any person in the event that the Company completes the Arrangement or the other transactions contemplated herein or any other transaction with Digital River agreed to prior to the termination of this Agreement.

(c)
The Company shall not, and shall cause the Company Subsidiaries not to, directly or indirectly, consider, discuss, negotiate, accept, approve or recommend an Acquisition Proposal or provide information to any person proposing an Acquisition Proposal, in each case after the date of the approval of the Arrangement Resolution by the Shareholders.

(d)
Notwithstanding subsection 4.2(b), the Company Board may, prior to the approval of the Arrangement Resolution by the Shareholders, consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of the Company by, any person who has delivered a bona fide written Acquisition Proposal:

(i)	which was not solicited or encouraged after the date of this Agreement;

(ii)	did not otherwise result from a breach of this Section 4.2; and

(iii)	that the Company Board determines in good faith, after consultation with the Broker and outside legal counsel, is a Superior Proposal;

provided, however, that prior to taking any such action, the Company must:

(iv)	give notice to the Purchaser of such Acquisition Proposal as provided in subsection 4.2(e); and

(v)
obtain a confidentiality agreement from the person making such Acquisition Proposal in form and substance substantially similar to the confidentiality agreement entered into between Digital River and the Company.

If the Company receives a request for material non-public information from a person who has made an unsolicited bona fide written Acquisition Proposal and the Company is permitted pursuant to this subsection 4.2(d) to consider and participate, directly or indirectly, in any discussions or negotiations with, or provide information to, or permit any visit to the properties or facilities of the Company subject to the execution by such person of the confidentiality agreement as described above, the Company may provide such person with such information and access; provided that the Company sends a copy of any such confidentiality agreement to the Purchaser promptly upon its execution and the Purchaser is provided with a list of, and a copy of, the information provided to such person (if not previously provided with such information) and is immediately provided with access to similar information to which such person is provided (if not previously provided with such access).

(e)
From and after the date of this Agreement, the Company shall promptly (and in any event within 24 hours) notify the Purchaser, at first orally and then in writing, of any inquiry, proposal or offer relating to or constituting an Acquisition Proposal, or any request for non-public information relating to the Company or any Company Subsidiary. Such notice shall include a description of the terms and conditions of any such proposal, inquiry or offer and provide such other details of the proposal, inquiry or offer and the identity of the person making such proposal, inquiry or offer as the Purchaser may reasonably request. The Company shall keep the Purchaser fully informed on a prompt basis of the status, including any change to the material terms, of any such inquiry, proposal or offer.

(f)
Nothing contained in this Agreement shall relieve the Company from its obligation to proceed to call and hold the Company Meeting and to hold a vote of the Shareholders on the Arrangement Resolution, except in circumstances where this Agreement is terminated in accordance with the terms hereof prior to the date of the Company Meeting.

(g)
The Company shall ensure that each of the Company Subsidiaries and their respective officers and directors and all advisors and representatives (including, without limitation, the Company’s advisors)  retained by any of them are aware of the provisions of this Section 4.2, and it shall be responsible for any breach of this Section 4.2 by such officers, directors, advisors or representatives.  Any breach by the Company of Section 4.2 or 4.3 shall be deemed material and incurable.

4.3          Right to Accept a Superior Proposal

(a)
If the Company has complied with Section 4.2 of this Agreement, the Company Board may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal and may refrain from affirming the Company Board Recommendation prior to the Shareholder Approval and terminate this Agreement if, and only if (with the exception of a confidentiality agreement which complies with subsection 4.2(d) the execution of which shall not be subject to the conditions of this Section 4.3):

(i)	the Company has provided the Purchaser with a copy of the document containing the Superior Proposal;

(ii)	five Business Days have elapsed from the later of:

(A)
the date the Purchaser received written notice (a “Superior Proposal Notice”) advising the Purchaser that the Company Board has resolved, subject to compliance with this Section 4.3, to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal, specifying the terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal; and

(B)	the date the Purchaser received a copy of the document containing such Superior Proposal;

(iii)
the Company Board has determined in good faith (after consultation with outside legal counsel) that it is necessary for the Company Board to take such action in order to discharge properly its fiduciary duties; and

(iv)
taking into account any revised proposal made by the Purchaser and Digital River since receipt of the Superior Proposal Notice, such Superior Proposal remains a Superior Proposal and the Company Board has again made the determinations referred to in this subsection 4.3(a).

In the event that the Company provides the Purchaser with a Superior Proposal Notice on a date that is less than five Business Days prior to the Company Meeting, the Company shall adjourn the Company Meeting to a date that is not less than five Business Days and not more than 10 Business Days after the date of receipt by the Purchaser of the Superior Proposal Notice.

(b)
During the five Business Day period referred to in subsection 4.3(a)(ii) above, Digital River and the Purchaser shall have the right but not the obligation, to offer to amend the terms of this Agreement or the Plan of Arrangement. The Company Board will review any proposal by Digital River and the Purchaser to amend the terms of this Agreement or the Plan of Arrangement in good faith in order to determine whether the amended proposal upon acceptance by the Company would result in such Superior Proposal ceasing to be a Superior Proposal. If the Company Board so determines, the Company shall enter into an amended agreement with Digital River and the Purchaser reflecting the amended proposal. If the Company Board continues to believe, in good faith and after consultation with the Broker and outside legal counsel, that such Superior Proposal remains a Superior Proposal and therefore rejects Digital River’s amended proposal, the Company may terminate this Agreement pursuant to Section 7.1(c) and enter into an agreement regarding the Superior Proposal or the Company Board may recommend the Superior Proposal and withdraw the Company Board Recommendation.

(c)
The Company hereby acknowledges and agrees that each successive material modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of Section 4.2 and the requirement under subsection 4.3(a)(ii) to initiate an additional five Business Day notice period.

(d)
If the Information Circular has been sent to the Shareholders prior to the expiry of the five Business Day period set forth in subsection 4.3(a)(ii) and, during such period, the Purchaser requests in writing that the Company Meeting proceed, unless otherwise ordered by the Court, the Company shall continue to take all reasonable actions necessary to hold the Company Meeting and to cause the Arrangement to be voted on at the Company Meeting.

(e)
Notwithstanding anything to the contrary in this Section 4.3, the Company may not enter into any agreement regarding an Acquisition Proposal unless this Agreement has been or concurrently is validly terminated pursuant to Article 7.

4.4          Covenants of Digital River and the Purchaser.

Digital River and the Purchaser hereby covenant and agree with the Company that, prior to the Effective Date:

(a)
Digital River and the Purchaser shall not take any action, or refrain from taking any action (subject to reasonable best efforts), or permit any action to be taken or not taken, inconsistent with the provisions of this Agreement or that would reasonably be expected to materially impede the completion of the Arrangement or the transactions contemplated herein or would render, or that could reasonably be expected to render, any representation or warranty made by Digital River and the Purchaser or made by the Company in this Agreement untrue or inaccurate in any material respect at any time prior to the Effective Time if then made or that would or could have a Material Adverse Effect on the Company.

(b)	the Purchaser will promptly notify the Company in writing if:

(i)	Digital River and the Purchaser becomes aware that any of the representations and warranties of Digital River and the Purchaser in this Agreement is untrue or inaccurate in any material respect; or

(ii)	there has been any breach of any covenant or agreement of Digital River or the Purchaser contained in this Agreement.

(c)
Digital River and the Purchaser shall use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as is practicable the Arrangement and the other transactions contemplated in this Agreement, including the execution and delivery of such documents as the Company may reasonably request, and to use reasonable best efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, approvals and filings under Applicable Securities Laws and Nasdaq and submissions of information requested by Governmental Entities.

(d)
In a timely and expeditious manner, Digital River and the Purchaser shall provide to the Company all information as may be reasonably requested by the Company or as required by the Interim Order or Applicable Laws with respect to Digital River and the Purchaser and their businesses and properties for inclusion in Information Circular or in any amendment or supplement to Information Circular that complies in all material respects with all Applicable Laws on the date of the mailing thereof and containing all material facts relating to Digital River and the Purchaser required to be disclosed in Information Circular and not containing any misrepresentation with respect thereto. Digital River and the Purchaser shall fully co-operate with the Company in the preparation of Information Circular and shall provide such assistance as the Company may reasonably request in connection therewith.

ARTICLE 5
CONDITIONS PRECEDENT

5.1          Mutual Conditions Precedent

The respective obligations of the Company, Digital River and the Purchaser to complete the Arrangement shall be subject to the satisfaction, at or before the Effective Time, of the following conditions precedent, each of which may only be waived, in whole or in part, by mutual consent of the Company, Digital River and the Purchaser:

(a)
the Interim Order shall have been granted in form and substance satisfactory to the Parties hereto, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to the Parties hereto, acting reasonably, on appeal or otherwise;

(b)	the Shareholder Approval shall have been obtained in accordance with the provisions of the Interim Order; and

(c)
the Final Order shall have been granted in form and substance satisfactory to Digital River and the Company, and shall not have been set aside or modified in a manner unacceptable to Digital River or the Company, on appeal or otherwise.

5.2          Conditions Precedent to Obligations of the Company

The obligation of the Company to complete the Arrangement is subject to the satisfaction, on or before the Effective Time, of each of the following conditions, which conditions are for the sole benefit of the Company and may be waived by the Company in whole or in part by notice in writing to the Purchaser without prejudice to the rights of the Company to rely on any other condition:

(a)
the representations and warranties made by Digital River and the Purchaser in this Agreement shall be true and correct in all material respects (without giving effect to any qualifications or limitations indicated by the words “Material Adverse Effect”, “in all material respects”, “material”, “materially” or other, similar qualifiers or limitations) as of the date of this Agreement and as of the Effective Time as if made on and as of such date (except to the extent that such representations and warranties represent and warrant certain facts or information as at an earlier specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such earlier specified date), and Digital River and the Purchaser shall have provided to the Company a certificate of a director or officer thereof certifying such accuracy on the Effective Date;

(b)
The Purchaser and Digital River shall have complied in all material respects with its covenants herein and the Purchaser shall have provided to the Company a certificate of a director or officer thereof, certifying that, as of the Effective Time, Digital River and the Purchaser have so complied with such covenants herein;

(c)
all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with, any Governmental Entity and the expiry of any waiting periods, required to permit the completion of the Arrangement, the failure of which to obtain or the non-expiry of which, either individually or in the aggregate would, or could reasonably be expected to materially impede the completion of the Arrangement, shall have been obtained or received; and

(d)	there shall have been no action taken under any Applicable Law or by any Governmental Entity which:

(i)	makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the Arrangement; or

(ii)
results or would reasonably be expected to result in a judgment, order, decree or assessment of damages, directly or indirectly, relating to the Arrangement which would or would reasonably be expected to materially impede the completion of the Arrangement.

5.3          Conditions Precedent to Obligations of Digital River and the Purchaser

The obligation of Digital River and the Purchaser to complete the Arrangement is subject to the satisfaction of each of the following conditions on or before the Effective Time, which conditions are for the sole benefit of Digital River and the Purchaser and may be waived by Digital River and the Purchaser in whole or in part by notice in writing to the Company without prejudice to the rights of Digital River and the Purchaser to rely on any other condition:

(a)
there shall not have been any event, change, occurrence or state of facts that, either individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect on the Company;

(b)
the representations and warranties made by the Company in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as if made on and as of such date (except to the extent that such representations and warranties represent and warrant certain facts or information as at an earlier specified date, in which event such representations and warranties shall truly and correctly represent and warrant such facts and information as of such earlier specified date), and the Company shall have provided to Digital River and the Purchaser a certificate of a director or officer of the Company certifying such accuracy on the Effective Date;

(c)
the Company shall have complied in all material respects with its covenants herein and the Company shall have provided to Digital River and the Purchaser a certificate of a director or officer thereof certifying that, as of the Effective Time, the Company has so complied with its covenants herein;

(d)
Shareholders holding more than 10% of the outstanding Shares shall not have exercised their Dissent Rights (and not withdrawn such exercise) and Digital River and the Purchaser shall have received a certificate dated the day immediately preceding the Effective Time of a director or officer of the Company to such effect;

(e)	all consents, waivers, permits, exemptions, orders and approvals of, and any registrations and filings with:

(i)	any Governmental Entity and the expiry of any waiting periods required to permit the completion of the Arrangement; and

(ii)
all third person and other consents, waivers, permits, exemptions, orders, approvals, agreements and amendments, supplements and modifications to agreements, indentures or arrangements, in each case considered necessary or desirable by Digital River and the Purchaser, acting reasonably, shall have been obtained or received on terms that are reasonably satisfactory to Digital River and the Purchaser;

(f)	there shall have been no action taken under any Applicable Law or by any Governmental Entity which:

(i)	makes it illegal or otherwise directly or indirectly restrains, enjoins or prohibits the completion of the Arrangement; or

(ii)
results or would reasonably be expected to result in a judgment, order, decree or assessment of damages, directly or indirectly, relating to the Arrangement which would or would reasonably be expected to materially impede the completion of the Arrangement or have a Material Adverse Effect on Digital River, the Purchaser, the Company or any of their respective businesses, property or assets subsequent to the Effective Date; and

(g)
the Company Board shall not have withdrawn, modified, qualified or changed in a manner adverse to Digital River or the Purchaser, or publicly stated that it intends to withdraw, modify, qualify or change in a manner adverse to Digital River or the Purchaser the Company Board Recommendation;

(h)	Neither of the Key Employees shall have rescinded or purported to rescind or otherwise challenged the validity or enforceability of his Key Employee Agreement;

(i)
None of the parties identified on Schedule 5.3(i) of the Company Disclosure Schedule shall have rescinded or purported to rescind or otherwise challenged the validity or enforceability of its consent to the Arrangement; and

(j)
the Company shall have obtained a consent to the Arrangement, in form and substance reasonably satisfactory to Digital River and the Purchaser, from the holders of at least 85% of the options to purchase Shares issued and outstanding under the Company’s 1996 Stock Option Plan, including all of the Company’s directors and executive officers.

5.4          Co-operation

Each of the Parties hereto will use all reasonable best efforts to satisfy each of the conditions precedent to be satisfied by it and take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable under Applicable Laws, to permit the completion of the Arrangement and the other transactions contemplated in this Agreement in accordance with the provisions of this Agreement and to complete and make effective the Arrangement and the other transactions contemplated in this Agreement and to co-operate with each other in connection with the foregoing.

5.5          Notice and Cure Provisions

Each Party hereto shall give prompt notice to the other Parties hereto of the occurrence, or failure to occur, at any time from the date hereof until the Effective Date, of any event or state of facts which occurrence or failure would be likely to or could:

(a)	cause any of the representations or warranties of such Party hereto contained herein to be untrue or inaccurate in any material respect between the date hereof and the Effective Date;

(b)	result in the failure to comply with or satisfy any covenant or agreement to be complied with or satisfied by such Party hereto prior to the Effective Date; or

(c)	result in the failure to satisfy any of the conditions precedent in favour of the other Parties hereto contained in Sections 5.1, 5.2 or 5.3, as the case may be.

Subject as herein provided, a Party hereto may elect not to complete the Arrangement pursuant to the conditions contained in Sections 5.1, 5.2 or 5.3 in favour of such Party hereto or exercise any termination right arising there from; provided, however, that:

(d)
promptly and in any event prior to the Effective Date, the Party hereto intending to rely thereon has delivered a written notice to the other Parties hereto specifying in reasonable details the breaches of covenants or untruthfulness or inaccuracy of representations and warranties or other matters which the Party hereto delivering such notice is asserting as the basis for the exercise of the termination right, as the case may be; and

(e)
if any such notice is delivered, and a Party hereto is proceeding diligently, at its own expense, to cure such matter, if such matter is susceptible to being cured, the Party hereto which has delivered such notice may not terminate this Agreement until the earlier of the Termination Deadline and the expiration of a period of 14 days from the date of delivery of such notice, provided that, if such notice has been delivered prior to the date of the Company Meeting, the Company Meeting shall be adjourned or postponed until the expiry of such period, provided however, that a Party is not entitled to elect not to complete the Arrangement pursuant to a condition in Sections 5.1, 5.2 or 5.3 in favour of such Party if the failure of such condition to the satisfied is a result of, or cause by, the action or failure to act of such Party, including the Purchaser or the Digital River.

5.6          Merger of Conditions

The conditions set out in Sections 5.1, 5.2 or 5.3 shall be conclusively deemed to have been satisfied, fulfilled or waived upon the filing of the Arrangement Filings at the Effective Time on the Effective Date. The Company hereby acknowledges and agrees that it has no right to file the Arrangement Filings, if any, unless such conditions have been satisfied, fulfilled or waived in writing and the Purchaser has consented in writing to such filing.

5.7          Payment of Obligations to Employees

Following the Effective Time and from time to time thereafter promptly when due, Digital River shall cause the Company (as the surviving corporation in the Arrangement) to satisfy and pay severance obligations (including any amounts due as a result of the Closing) if and when payable pursuant to the terms of employment agreements with Company employees.

ARTICLE 6
INSURANCE AND INDEMNIFICATION

6.1          Indemnification

Digital River and the Company agree that all rights to indemnification for acts or omissions occurring prior to or at the Effective Time existing as of the date of this Agreement in favour of the present and former directors and officers of the Company and present and former directors and officers of the Company serving or who have served at the request of the Company as a director, officer, employee, agent or representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise (each such present or former director or officer of the Company being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”) as provided in its constating documents or in written contracts in effect on the date of this Agreement (including all provisions relating to advances for the funding of costs and expenses in connection with indemnification arrangements) shall survive the completion of the Arrangement and shall continue in full force and effect and without modification until the second anniversary of the date of this Agreement, and Digital River will cause the Company and any successor to the Company to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring at or prior to the Effective Time.

6.2          Insurance

Digital River hereby covenants and agrees that in order to maintain all current rights to indemnification or exculpation in favour of the current and former directors and officers of the Company provided in the articles of the Company, or any agreement and any directors and officers insurance now existing in favour of the directors or officers of the Company, prior to the Effective Date, the Company may, at its expense, take all action deemed appropriate or necessary, prior to the Effective Date for the continuance (or replacement with substantially equivalent coverage from another provider) of such rights (either directly or via run-off insurance or insurance provided by an alternative provider) for a period of not less than six years after the Effective Date; provided, however, that if such insurance will require a total expenditure by the Company of more than $25,000, the Company will obtain the approval of the Purchaser before obtaining such insurance.

ARTICLE 7
TERMINATION AND AMENDMENT

7.1          Rights of Termination

This Agreement may be terminated at any time prior to the Effective Date:

(a)	by the mutual written consent and agreement of the Company, Digital River and the Purchaser;

(b)	by Digital River and the Purchaser if:

(i)	the Company Board shall have withdrawn or modified in a manner adverse to Digital River or the Purchaser the Company Board Recommendation (including as contemplated by Sections 4.2 and 4.3); or

(ii)	the Company Board shall have approved or recommended an Acquisition Proposal;

(c)	by the Company, in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with Section 4.3;

(d)	by the Company or Digital River and the Purchaser if the Shareholder Approval shall not have been obtained at the Company Meeting;

(e)
by Digital River and the Purchaser (i) if there is a material breach by the Company or any of its respective directors, officers, agents or any other representative thereof of any of the covenants set forth in this Agreement; or (ii) if at any time the representations and warranties made by the Company herein are not true and correct in all material respects;

(f)
by the Company (i) if there is a material breach by Digital River or Purchaser of any of the covenants set forth in this Agreement; or (ii) if at any time the representations and warranties made by Digital River and the Purchaser herein are not true and correct in all material respects;

(g)
by the Company, if any of the conditions set forth in Section 5.1 or 5.2 shall not have been, or if it becomes apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failure shall be due to the failure of the Company perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(h)
by Digital River and the Purchaser, if any of the conditions set forth in Section 5.1 or 5.3 shall not have been, or it becomes apparent that any of such conditions cannot be, fulfilled by the Termination Deadline, unless such failures shall be due to the failure of Digital River or the Purchaser to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by them prior to the Closing.

7.2          Effect of Termination

(a)
The Party desiring to terminate this Agreement pursuant to Section 7.1 above shall deliver written notice of such termination to each other Party or Parties hereto specifying with particularity the reason for such termination, and such termination will be effective immediately upon delivery.  If this Agreement is terminated pursuant to Section 7.1 above, it will become void and of no further force and effect, with no liability on the part of any Party to this Agreement (or any director, officer, employee, agent or representative of such Party), except that (i) if applicable, Digital River will be entitled to the Company Termination Fee and/or the Expense Reimbursement described in Section 7.2(b) below, and (ii) if applicable, the Company will be entitled, as its sole and exclusive remedy, to the Purchaser Termination Fee described in Section 7.2(c) below.

(b)
In the event of termination (i)(A) by Digital River pursuant to Section 7.1(b) (inclusive) or by the Company pursuant to Section 7.1(c), the Company will pay to Digital River as soon as reasonably practicable (and in any event, within two Business Days following such termination) by wire transfer of same day funds the Company Termination Fee, or (B) by Digital River pursuant to Section 7.1(e), or (h), or by either Party under Section 7.1(d) or Section 7.3 and, in any of the foregoing circumstances, if prior to the one year anniversary of such termination, the Company consummates a transaction contemplated by an Acquisition Proposal that was received by the Company prior to the termination of this Agreement, the Company will pay to Digital River as soon as reasonably practicable (and in any event within two Business Days following the consummation of such transaction) by wire transfer of same day funds the Company Termination Fee, and (ii) by Digital River pursuant to Section 7.1(e), or by either Party pursuant to Section 7.1(d), the Company will pay to Digital River as soon as reasonably practicable (and in any event within two Business Days following such termination) by wire transfer of same day funds the Expense Reimbursement Fee.  In the event that termination of this Agreement results in the payment of an Expense Reimbursement Fee (ie. pursuant to Section 7.2(b)(ii) above) and a Company Termination Fee subsequently becomes payable (ie. pursuant to Section 7.2(b)(i)(B) above), the Expense Reimbursement Fee actually paid will be deducted from the Company Termination Fee due and owing.  Notwithstanding anything to the contrary in this Agreement, the Purchaser’s and Digital River’s right to terminate this Agreement pursuant to Section 7.1 above and receive payment of the Company Termination Fee and/or Expense Reimbursement Fee pursuant to this Section 7.2(b) shall be the sole and exclusive remedy of the Purchaser and Digital River or any of their Affiliates for monetary damages against the Company or any of their respective Affiliates or any of their respective stockholders, partners, members or representatives for any and all losses that may be suffered based upon, resulting from or arising out of the circumstances giving rise to such termination, and upon payment of the Company Termination Fee and/or Expense Reimbursement Fee in accordance with this Section 7.2(b), none of the Company or any of their respective Affiliates or any of their respective stockholders, partners, members or representatives shall have any further liability or obligation relating to or arising out of this Agreement or any of the agreements, certificates, or documents contemplated hereby or the transactions contemplated by this Agreement or any of the agreements, certificates, or documents contemplated hereby.  In no event shall Digital River or the Purchaser seek any money damages or any other recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, other than the Company Termination Fee and/or Expense Reimbursement Fee, but the foregoing will not eliminate or limit the right of Digital River and Purchaser to seek equitable relief pursuant to the terms of Section 7.6(a) of this Agreement.  In no event will more than one Company Termination Fee be due and owing.

(c)
In the event of termination by the Company pursuant to Section 7.1(f), Digital River will pay to the Company as soon as reasonably practicable (and in any event within two Business Days following such termination) by wire transfer of same day funds the Purchaser Termination Fee.  Notwithstanding anything to the contrary in this Agreement, the Company’s right to terminate this Agreement pursuant to Section 7.1 above and receive payment of the Purchaser Termination Fee pursuant to this Section 7.2(c) shall be the sole and exclusive remedy of the Company or any of its Affiliates against Digital River or the Purchaser or any of their respective Affiliates or any of their respective stockholders, partners, members or representatives for any and all losses that may be suffered based upon, resulting from or arising out of the circumstances giving rise to such termination, and upon payment of the Purchaser Termination Fee in accordance with this Section 7.2(c), none of Digital River or the Purchaser or any of their respective Affiliates or any of their respective stockholders, partners, members or representatives shall have any further liability or obligation relating to or arising out of this Agreement or any of the agreements, certificates, or documents contemplated hereby or the transactions contemplated by this Agreement or any of the agreements, certificates, or documents contemplated hereby.  In no event shall the Company seek any (y) equitable relief or equitable remedies of any kind whatsoever or (z) money damages or any other recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, other than the Purchaser Termination Fee.  In no event will more than one Purchaser Termination Fee be due and owing.

(d)
For purposes of this Agreement, “Company Termination Fee” will mean an amount equal to US $3,000,000 and “Purchaser Termination Fee” will mean an amount equal to US $3,000,000.  For purposes of this Agreement, “Expense Reimbursement Fee” will mean an amount equal to all out of pocket expenses and fees incurred by Digital River and the Purchaser in connection with the negotiation, execution and performance of this Agreement.  In the event any Company Termination Fee, Purchaser Termination Fee, or Expense Reimbursement Fee is not paid when due, the Party obligated to pay such amount will additionally pay interest at a rate of 4% per annum from the date due and reimburse the Party entitled to such amount for its costs of collection.

(e)
Each Party acknowledges that the Company Termination Fee, Purchaser Termination Fee, and Expense Reimbursement Fee amounts set forth in Section 7.2(b) and Section 7.2(c) above will constitute payment of liquidated damages which are a genuine pre-estimate of the damages which the Party in question will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty.  Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

7.3          Termination Deadline

If the Effective Date does not occur on or before the Termination Deadline, this Agreement will terminate on notice by a Party hereto to the other Parties hereto. The right to terminate this Agreement under this Section 7.3 shall not be available to any Party hereto whose action or failure to act has been a principal cause of or resulted in the failure of the Effective Date to occur on or before the Termination Deadline and such action or failure to act constitutes a breach of this Agreement. Notwithstanding the foregoing, any Party shall have the right, in their sole discretion, upon written notice to the other Parties in advance of the Termination Deadline to extend the Termination Deadline for a period of 10 days beyond the Termination Deadline (the “Revised Termination Deadline”) and the other Parties shall not be entitled to terminate this Agreement under this Section 7.3 until the expiration of such Revised Termination Deadline.

7.4          Amendment

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties hereto, and any such amendment may, subject to the Interim Order and the Final Order and Applicable Law, without limitation:

(a)	change the time for the performance of any of the obligations or acts of any of the Parties hereto;

(b)	waive any inaccuracies or modify any representations or warranty contained herein or in any document delivered pursuant hereto;

(c)	waive compliance with or modify any of the covenants herein contained and waive or modify the performance of any of the obligations of any of the Parties hereto; or

(d)	waive compliance with or modify any mutual conditions precedent herein contained.

7.5          Waiver

At any time prior to the Effective Date, any Party hereto may:

(a)	extend the time for the performance of any of the obligations or other acts of the other Parties hereto; or

(b)
waive compliance with any of the covenants or agreements of the other Parties hereto or with any conditions to its own obligations, but in each case only to the extent such obligations, agreements and conditions are intended for its benefit.

7.6          Remedies

(a)
The Parties acknowledge and agree that an award of money damages is not available for certain breaches of this Agreement by the Company or its representatives and advisors and that such breaches may cause Digital River and the Purchaser irreparable harm. Accordingly, the Company agrees that, only so long as this Agreement has not been terminated in accordance with the terms of Sections 7.1 or 7.3, Digital River and the Purchaser will be entitled to specific performance by the Company of any affirmative covenant or obligation of the Company, or an injunction prohibiting any actual or threatened breach by the Company of any negative or prohibitory covenant or obligation of the Company: (i) under Section 4.2 or Section 4.3 of this Agreement, or (ii) which non-performance or breach would reasonably be expected to prevent or to in any material respect interfere with, hinder, or delay the consummation of the Arrangement pursuant to this Agreement.

(b)
In the event that Digital River and the Purchaser are entitled to specific performance or an injunction pursuant to Section 7.6(a), the Company agrees that it will not oppose the granting of such relief on the basis that Digital River and the Purchaser have an adequate remedy at law or an award of specific performance or injunction is not an appropriate remedy for any reason at law or equity.  Except as set forth in Section 7.6(a) and the preceding sentence of this Section 7.6(b), the Parties agree that Digital River and the Purchaser shall not be entitled to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement or to enforce specifically the terms hereof.

(c)
Notwithstanding anything to the contrary in this Agreement, the Parties hereto agree that the Company shall not be entitled to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement or to enforce specifically the terms hereof.

ARTICLE 8
GENERAL

8.1          Notice

All notices, requests, demands and other communications hereunder shall be deemed to have been given and made if in writing and if served by personal delivery upon the Party hereto for whom it is intended, or if sent by facsimile transmission, upon receipt of confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person.

To Digital River or the Purchaser:

Digital River, Inc.
10380 Bren Road W
Minnetonka, MN 55343
Fax:  (952) 674-4333
Attention:  Kevin L. Crudden, Esq.

with a copy (not constituting notice) to:

Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402
Fax:  (612) 492-7077
Attention:  Ryan G. Miest, Esq.

To the Company:

LML Payment Systems Inc.
Suite 1680 – 1140 West Pender Street
Vancouver, BC  V6E 4G1
Fax: (604) 689-4413
Attention: Patrick Gaines

with a copy to (which copy shall not constitute notice):

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver BC  V6C 3H1
Fax: 604.687.6314
Attention: Bernard Pinsky

Any such notice, direction or other instrument, whether personally delivered or transmitted by facsimile transmission, shall be deemed to have been given and received at the time and on the date on which it was personally delivered to or received in the office of the addressee, as the case may be, if personally delivered or transmitted prior to 5:00 p.m. (at the place of the addressee) on a Business Day or, if personally delivered or transmitted later than that time, at 9:00 a.m. (at the place of the addressee) on the subsequent Business Day. Any Party hereto may change its address for service from time to time by notice given to the other Parties hereto in accordance with the foregoing. Any notice, direction or other instrument personally delivered or transmitted under this Agreement shall be signed by one or more officers of the Party delivering it.

8.2          Binding Effect

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors.

8.3          No Assignment

This Agreement may not be assigned by any Party hereto without the prior written consent of the other Parties hereto. Notwithstanding the foregoing, either Digital River or the Purchaser may assign all or any portion of its obligations hereunder without the consent of any other Party in connection with any pre-closing reorganization or tax planning proposed by Digital River or the Purchaser provided that, in any such assignment, Digital River or the Purchaser, as the case may be, will continue to be liable for all of their respective obligations hereunder despite any such assignment.

8.4          Public Statements

No Party hereto shall make any press release, public announcement or public statement regarding the Arrangement or the transactions contemplated herein which has not been previously reviewed and commented on by the other Party, except that any Party may issue a press release or make a filing with a regulatory authority if counsel for such Party advises that such press release or filing is necessary in order to comply with Applicable Laws or the rules and policies of any stock exchange, in which case such Party will first make a reasonable effort to obtain the approval of the other Party and provided further that nothing herein will restrict either Party from including in any press release, material change report, continuous disclosure document or other document required to be prepared, sent, delivered, distributed, disseminated or filed, any statement regarding this Agreement, the Arrangement, or the transactions contemplated herein previously approved by the other Party or previously disclosed as permitted pursuant to this section. In addition, the Company will consult with Digital River and the Purchaser regarding, and provide Digital River and the Purchaser a draft of, any press release, public announcement or public statement regarding the business, operations, results of operations, properties, assets, liabilities or financial condition of the Company, and shall not issue any press release, public announcement or public statement inconsistent with the results of such consultation, and will consider in good faith any comments or revisions requested by Digital River and the Purchaser, provided that the Company may issue any such press release or make such a filing with a regulatory authority if its counsel advises that such press release or filing is necessary to comply with Applicable Laws or the rules and policies of any stock exchange, in which case the Company will first make a reasonable effort to enable Digital River and the Purchaser to review and comment on any such press release or filing and to obtain the approval of Digital River and the Purchaser and will consider in good faith any comments or revisions requested by Digital River and the Purchaser.

8.5          Entire Agreement

This Agreement constitutes the entire agreement between the Parties hereto and supersedes all other prior agreements, negotiations, discussions, understandings and undertakings, both written and oral, between the Parties hereto relating to the subject matter hereof.

8.6          Time of Essence

Time shall be of the essence of this Agreement.

8.7          Severability

If any provision of this Agreement, or the application thereof, is determined for any reason and to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons and circumstances shall remain in full force and effect, provided that the legal or economic substance of the transactions contemplated hereby is not thereby affected in a manner adverse to any of the Parties hereto.

8.8          Counterpart Executions and Facsimile Transmissions

This Agreement may be executed in counterparts, each of which when delivered (whether in originally executed form or by facsimile transmission) shall be deemed to be an original and all of which together shall constitute one and the same document.

8.9          Fees and Expenses

Except as otherwise expressly set forth herein, each Party hereto shall be responsible for its own fees and expenses relating to the Arrangement and the other transactions contemplated herein including, without limitation, regulatory fees and fees of professional advisers, including legal counsel and auditors.

8.10        Investigation

Any investigation by a Party hereto and its advisers shall not mitigate, diminish or affect the representations and warranties of the other Parties hereto contained in this Agreement or any document or certificate given pursuant thereto. Digital River and the Purchaser acknowledge the receipt of the Company Disclosure Schedule.

8.11        Further Assurances

The Parties hereto will do all such farther acts and things and will execute such farther documents and agreements as may be necessary to give effect to the terms and conditions of this Agreement.

8.12        Waiver

Any waiver or release of any of the provisions of this Agreement, to be effective, must be in writing executed by the Party hereto granting such waiver or release.

8.13        Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. Each of the Parties hereto irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

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IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first above written.

DIGITAL RIVER, INC.

Per:	/s/ Joel Ronning
Authorized Signatory

LML ACQUISITION CORP.

Per:	/s/ Joel Ronning
Authorized Signatory

LML PAYMENT SYSTEMS INC.

Per:	/s/ Greg A. MacRae
Authorized Signatory

Schedule A
Form of Plan of Arrangement

UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following terms shall have the following meanings:

(a)	“Amalco” means the corporation resulting from the amalgamation of the Purchaser and the Company contemplated by this Plan of Arrangement;

(b)
“Arrangement” means the arrangement under the provisions of Section 288 of the Business Corporations Act (British Columbia), on the terms and conditions set forth in this Plan of Arrangement, subject to any amendment or supplement made hereto in accordance herewith and the Arrangement Agreement or made at the direction of the Court in the Final Order;

(c)
“Arrangement Agreement” means the arrangement agreement dated as of September 21, 2012 between the Company, the Purchaser and Digital River, including the schedules attached thereto, as the same may be supplemented or amended from time to time;

(d)
“Articles of Arrangement” means the articles of arrangement of the Company to be filed after the Final Order is made, which shall be in form and content satisfactory to the Company and the Purchaser, acting reasonably;

(e)	“Arrangement Resolution” means the resolution of the Shareholders approving the Arrangement to be considered at the Company Meeting;

(f)	“BCBCA” means the Business Corporations Act (British Columbia), as amended;

(g)	“Business Day” means a day which is not a Saturday, Sunday or a civic or statutory holiday in Vancouver, British Columbia;

(h)	“Certificate of Arrangement” means the certificate of arrangement to be issued with respect to the Arrangement;

(i)	“Company” means LML Payment Systems Inc., a company existing under the laws of Canada;

(j)
“Company Meeting” means the special meeting of the Shareholders, including any adjournment or adjournments or postponement or postponements thereof, to be held in accordance with the Interim Order to consider the Arrangement Resolution;

(k)	“Company Securityholders” means, collectively, the Shareholders, the Company Optionholders and the Company Warrantholders;

(l)	“Company Stock Option Plan” means the three (3) stock option plans of the Company, as approved by the board of directors of the Company and the Shareholders;

(m)	“Court” means the Supreme Court of British Columbia;

(n)	“Depositary” means Computershare Trust Company of Canada, or such other depositary as may be designated by the Company and the Purchaser for the purposes of the Arrangement;

(o)	“Dissent Rights” has the meaning ascribed thereto in Section 4.1;

(p)	“Dissenting Shareholder” means a registered Shareholder who has validly exercised his, her or its Dissent Rights in accordance with Article 4;

(q)
“Effective Date” means the Business Day following the date on which all conditions precedent to the completion of the Arrangement as set out in Article 5 of the Arrangement Agreement have been satisfied or waived in accordance with the provisions of this Agreement as the Parties hereto may agree, which shall be the date shown on the Certificate of Arrangement;

(r)	“Effective Time” means 12:01 a.m. on the Effective Date, or such other time as the Purchaser and the Company may agree;

(s)
“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court (with the consent of the Company and the Purchaser) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(t)
“Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, supplemented or varied by the Court;

(u)
“Letter of Transmittal” means the letter of transmittal sent by the Company to Shareholders,  Optionholders and Warrantholders providing for the delivery of the certificates representing their Shares, Options or Warrants, as applicable, to the Depositary;

(v)	“Lien” means any mortgage, lien, hypothec, security interest, pledge or other encumbrance, charge or adverse right or claim, defect of title, restriction or other right of third parties;

(w)	“Meeting Date” means the date of the Company Meeting;

(x)
“Option Consideration” means in respect of each Option, a cash amount equal to the amount, if any, by which (i) the product obtained when (x) the number of Shares underlying such Option is multiplied by (y) the Share Consideration exceeds (ii) the aggregate exercise price payable under such Option by the Optionholder to acquire the Shares underlying such Option;

(y)	“Optionholders” means holders of the Options;

(z)	“Options” means the outstanding options to acquire Shares which have been issued pursuant to the Company Stock Option Plan, whether or not vested;

(aa)	“Digital River” means Digital River, Inc., a corporation existing under the laws of Delaware;

(bb)	“Plan of Arrangement” means this plan of arrangement as amended or varied from time to time in accordance herewith and the Arrangement Agreement;

(cc)	“Purchaser” means LML Acquisition Corp., a corporation existing under the laws of British Columbia;

(dd)	“Share Consideration” means, in respect of each Share, US$3.45 in cash;

(ee)	“Shareholders” means holders of Shares;

(ff)	“Shares” means the common shares which the Company is authorized to issue as presently constituted;

(gg)
“Warrant Consideration” means in respect of each Warrant, a cash amount equal to the amount, if any, by which (i) the product obtained when (x) the number of Shares underlying such Warrant is multiplied by (y) the Share Consideration exceeds (ii) the aggregate exercise price payable under such Warrant by the Warrantholder to acquire the Shares underlying such Warrant;

(hh)	“Warrantholders” means the holders of the Warrants; and

(ii)	“Warrants” means the outstanding warrants to acquire Shares.

Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2	Singular, Plural, etc.

In this Plan of Arrangement, unless the context requires otherwise, importing the singular number include the plural and vice versa, and words importing gender include all genders and neuter, and words importing persons shall include individuals, partnerships, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities and other entities. The word “including”, when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or mailer set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope.

1.3	Headings, etc.

The division of this Plan of Arrangement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless otherwise stated, all references in this Plan of Arrangement to an Article, Section, subsection and paragraph refer to the Article, Section, subsection and paragraph, respectively, bearing that designation in this Plan of Arrangement.

1.4	Date of Any Action

If the date on which any action is required to be taken hereunder by any of the parties is not a Business Day, that action will be required to be taken on the next succeeding day which is a Business Day.

1.5	Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States.

1.6	References to Statutes

Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or the regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations.

ARTICLE 2
ARRANGEMENT AGREEMENT

This Plan of Arrangement is made pursuant to, and is subject to, and forms part of, the Arrangement Agreement and will become effective at the Effective Time and be binding upon the Purchaser, Digital River, the Company and the Company Securityholders.

ARTICLE 3
ARRANGEMENT

3.1	Arrangement

At the Effective Time, the following transactions shall occur and shall be deemed to occur in the following sequence without any further act or formality by the Company, the Purchaser or Digital River or any other person:

(a)	At the Effective Time:

(i)
each Option granted and outstanding immediately prior to the Effective Time will be and be deemed to be transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the Option Consideration (if any) in respect of such Option;

(ii)
with respect to each Option, the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Option or under the Company Stock Option Plan and the name of the holder thereof will be removed from the applicable securities register of the Company with respect to such Option; and

(iii)	the Company Stock Option Plan and each of the Options transferred to the Company pursuant to the step contemplated in Section 3.1(a) will be cancelled;

(b)	At the Effective Time:

(i)
each Warrant issued and outstanding immediately prior to the Effective Time will be and be deemed to be transferred by the holder thereof to the Company in exchange for a cash payment from the Company equal to the Warrant Consideration (if any) in respect of such Warrant;

(ii)
with respect to each Warrant, the holder thereof will cease to be the holder thereof or to have any rights as a holder in respect of such Warrant and the name of the holder thereof will be removed from the applicable securities register of the Company with respect to such Warrant; and

(iii)	each of the Warrants transferred to the Company pursuant to the step contemplated in Section 3.1(b) will be cancelled;

(c)
each of the outstanding Shares held by Dissenting Shareholders who are ultimately determined to be entitled to be paid the fair value of the Shares in respect of which they have exercised their Dissent Rights will be and be deemed to be irrevocably transferred to the Purchaser (free and clear of any Liens) and such Dissenting Shareholders shall cease to have any rights as shareholders of the Company other than the right to be paid the fair value of their Shares in accordance with Article 4;

(d)	at the same time as the step contemplated by Section 3.1(c), with respect to each Share transferred to the Purchaser:

(i)
the Dissenting Shareholder who was the registered holder of such Share immediately prior to the Effective Time will cease to be the holder of such Share and the name of such Dissenting Shareholder will be removed from the securities register of the Company with respect to such Share; and

(ii)
legal and beneficial title to such Share will vest in the Purchaser and the Purchaser will be and be deemed to be the transferee and the legal and beneficial owner (free and clear of any Liens) of such Share and will be entered in the securities register of the Company as the sole holder of such Share;

(e)
each of the outstanding Shares (excluding the Shares held by Dissenting Shareholders who are ultimately determined to be entitled to be paid the fair value of the Shares in respect of which they have exercised their Dissent Rights and any Shares held, directly or indirectly, by the Purchaser immediately prior to the Effective Time) will be and be deemed to be irrevocably transferred to the Purchaser in exchange for a cash payment from or on behalf of the Purchaser in an amount equal to the Share Consideration;

(f)	at the same time as the step contemplated by Section 3.1(e), with respect to each Share transferred to the Purchaser:

(i)
the Shareholder who was the registered holder of such Share immediately prior to the Effective Time will cease to be the holder of such Share and the name of such Shareholder will be removed from the securities register of the Company with respect to such Share; and

(ii)
legal and beneficial title to such Share will vest in the Purchaser and the Purchaser be and be deemed to be the transferee and the legal and beneficial owner (free and clear of any Liens) of such Share and will be entered in the securities register of the Company as the sole holder of such Share.

(g)
The Purchaser and the Company shall amalgamate to form Amalco and shall continue as one corporation under the BCBCA and unless and until otherwise determined in the manner permitted or required by the BCBCA or otherwise by law, by Amalco or by its directors or shareholders with the following effects:

(i)	the outstanding Shares of the Company shall be cancelled without any repayment of capital in respect thereof;

(ii)	the articles of amalgamation of Amalco shall be the same as the articles of incorporation of the Purchaser;

(iii)	the outstanding share capital and the stated capital of Amalco shall be the same as the outstanding share capital and stated capital of the Purchaser;

(iv)	the name of Amalco shall be “LML Payment Systems Inc.”;

(v)	the property of the Company and the Purchaser will continue to be the property of Amalco;

(h)	Amalco will continue to be liable for the obligations of the Company and the Purchaser including, but not limited to:

(i)	any change of control obligations;

(ii)	all costs and expenses associated with the cessation of business by the Company;

(iii)	any brokerage fees payable by the Company; and

(iv)	any expenses associated with the transactions contemplated herein.

(i)	an existing cause of action, claim or liability to prosecution relating to the Company and the Purchaser will be unaffected;

(j)	a civil, criminal or administrative action or proceeding pending by or against the Company or the Purchaser may be continued or prosecuted by or against Amalco;

(k)	the articles of arrangement shall be deemed to be the articles of amalgamation of Amalco and the certificate of arrangement is deemed to be the certificate of incorporation of Amalco; and

(l)	the bylaws for Amalco shall be in the form of the bylaws of the Purchaser immediately prior to the amalgamation becoming effective, until repealed or amended.

ARTICLE 4
RIGHTS OF DISSENT

4.1	Rights of Dissent

Each Shareholder may exercise rights of dissent (“Dissent Rights”) pursuant to and in the manner set forth in Section 242 of the BCBCA, the Interim Order and this Section 4.1  (the “Dissent Procedures”) in connection with the Arrangement; provided that, notwithstanding Section 242(3) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(3) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) on the last business day preceding the Meeting Date. Shareholders who duly exercise such Dissent Rights and who:

(a)
are ultimately determined to be entitled to be paid fair value by the Purchaser for the Shares in respect of which they have validly exercised Dissent Rights will be deemed to have irrevocably transferred such Shares to the Purchaser (free and clear of any Liens) pursuant to Section 3.1(a) as of the Effective Time; or

(b)
are ultimately not entitled, for any reason, to be paid fair value by the Purchaser for the Shares in respect of which they have exercised Dissent Rights will be deemed to have participated in the Arrangement on the basis set forth in Section 3.1(e) on the same basis as the Shareholders who did not exercise Dissent Rights and will be deemed to have irrevocably transferred such Shares to the Purchaser (free and clear of any Liens) pursuant to Section 3.1(e) as of the Effective Time;

(c)
but in no case will the Company, the Purchaser or Digital River or any other person, including the Depositary, be required to recognize any Dissenting Shareholder as a holder of Shares after the Effective Time, and the names of each Dissenting Shareholders will he removed from the securities register of the Company at the Effective Time. For greater certainty, and in addition to any other restriction under Section 242 of the BCBCA, neither:

(i)	Optionholders, nor

(ii)	Warrantholders, nor

(iii)	Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the Arrangement Resolution,

shall be entitled to exercise Dissent Rights.

ARTICLE 5
DELIVERY OF SHARES

5.1	Delivery of Consideration

(a)
At or before the Effective Time, the Purchaser will deposit or cause to be deposited with the Depositary cash in an aggregate amount sufficient to satisfy the payment of obligations contemplated by Section 3.1(a), 3.1(b), and 3.1(e) (calculated without reference to whether any Shareholders have exercised exercise Dissent Rights). Such amount will be held for the purpose of satisfying such obligations. The cash so deposited shall be held in a corporate interest bearing account and any interest earned on such funds will be for the account of the Purchaser or its successors.

(b)
As soon as practicable following the later of the Effective Time and the delivery to the Depositary by or on behalf of a former holder of Options, Warrants or Shares of a duly completed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require including, in the case of the Shares, a certificate which immediately prior to the Effective Time represented the outstanding Shares that were transferred under Section 3.1(e), and such other documents and instruments as would have been required to effect such transfer under the BCBCA and the articles and by-laws of the Company after giving effect to Section 3.1(e), the former holder of such Options, Warrants and Shares will be entitled to receive the cash payment or payments which such former holder is entitled to receive pursuant to Sections 3.1(a)(i), 3.1(b)(i) or 3.1(e), as applicable, less any amounts withheld pursuant to Section 5.4.

(c)
Until surrendered as contemplated by this Section 5.1, each certificate which immediately prior to the Effective Time represented Shares will be deemed after the time described in Section 3.1(e) to represent only the right to receive upon such surrender the applicable cash payment pursuant to Section 3.1(e) or, in the case of Dissenting Shareholders who are ultimately determined to be entitled to be paid fair value by the Purchaser for the Shares in respect of which they have validly exercised Dissent Rights, the fair value of their Shares, less any amounts withheld pursuant to Section 5.4.

(d)
Subject to Section 5.3, the Purchaser will cause the Depositary, as soon as practicable following the later of the Effective Time and the date of deposit by any former holder of Shares of the documentation required pursuant to Section 5.1(b), to:

(i)	forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Shares, Options or Warrants at the address specified in the Letter of Transmittal;

(ii)
if requested by such former holder of Shares in the Letter of Transmittal, make available at the offices of the Depositary specified in the Letter of Transmittal for pick-up by such former holder of Shares; or

(iii)
if the Letter of Transmittal neither specifies an address as described in Section 5.1(d)(i) nor contains a request as described in Section 5.1(d)(ii), forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Shares at the address of such former holder as shown on the securities register of the Company maintained by or on behalf of the Company immediately prior to the Effective Time;

(iv)	a cheque in an amount equal to the net cash payment to which such former holder of Shares is entitled in accordance with the provisions hereof, less any amounts withheld pursuant to Section 5.4.

(e)
From and after the Effective Time, each option and warrant certificate representing Options or Warrants outstanding immediately prior to the Effective Time will thereafter be deemed to represent only the right to receive a cash payment equal to the Option Consideration or Warrant Consideration, as the case may be, which such holder is entitled to receive pursuant to Section 3.1(a) and Section 3.1(b).

(f)
Subject to Section 5.3, the Company will cause the Depositary, as soon as practicable following the later of the Effective Time and the date of deposit by any former holder of Options or Warrants of the documentation required pursuant to Section 5.1(b), to:

(i)	forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Options or Warrants at the address specified in the Letter of Transmittal;

(ii)
if requested by such former holder of Options or Warrants in the Letter of Transmittal, make available at the offices of the Depositary specified in the Letter of Transmittal for pick-up by such former holder of Options or Warrants; or

(iii)
if the Letter of Transmittal neither specifies an address as described in Section 5.1(f)(i) nor contains a request as described in Section 5.1(f)(ii), forward or cause to be forwarded by first class mail (postage prepaid) to such former holder of Options or Warrants at the address of such former holder as shown on the central securities register of the Company maintained by or on behalf of the Company immediately prior to the Effective Time;

(iv)
a cheque in an amount equal to the net cash payment to which such former holder of Options or Warrants is entitled in accordance with the provisions hereof, less any amounts withheld pursuant to Section 5.4.

5.2	Lost Certificates

If any certificate which immediately prior to the Effective Time represented one or more the outstanding Shares that were acquired by the Purchaser in accordance with Section 3.1(e) has been lost, stolen or destroyed prior to surrender to the Depositary, upon the making of an affidavit of that fact by the former holder of Shares claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver, in exchange for such lost, stolen or destroyed certificate, a cash payment equal to the Share Consideration to which such holder is entitled to receive pursuant to Section 3.1(e). When authorizing such delivery in exchange for such lost, stolen or destroyed certificate, the former holder of Shares to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, indemnify the Company, the Purchaser and the Depositary, in a manner satisfactory to the Purchaser and the Depositary, against any claim that may be made against the Company, the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

5.3	Extinguishment of Rights

If any former holder of Options or Warrants exchanged pursuant to Section 3.1(a) or Section 3.1(b), respectively, or Shares exchanged pursuant to Section 3.1(e) has not have complied with the provisions of Section 5.1 or Section 5.2 on or before the date which is six years after the Effective Date, the cash payments net of any applicable withholding or other taxes, held by the Depositary on behalf of such former holder of Options, Warrants or Shares, will be delivered to the Purchaser and the interest of the former holder of Options, Warrants or Shares in such cash payment and all interest accrued thereon will be deemed to have been donated and surrendered to the Purchaser, for no consideration as of such date. Any certificate representing the outstanding Options, Warrants or Shares which has not been deposited with the Depositary in accordance with Section 5.1 on or prior to the sixth anniversary of the Effective Date shall, as of such date, cease to represent a right or claim of any kind or nature whatsoever against the Company or the Purchaser.

5.4	Withholding Rights

The Purchaser and the Depositary shall be entitled to deduct and withhold from the consideration payable to any former holder of Shares, Options or Warrant such amounts as the Purchaser or the Depositary is required, entitled or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), as amended, including the regulations thereunder, the United States Internal Revenue Code of 1986, as amended, or any provision of any applicable federal, provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the former holder of Shares, Options or Warrants in respect of which such deduction and withholding was made, provided that such withheld amount is actually remitted to the appropriate taxing authority.

ARTICLE 6
AMENDMENTS

6.1	Amendments to Plan of Arrangement

(a)
The Company, the Purchaser and Digital River reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time; provided, however, that each such amendment, modification or supplement must be:

(i)	set out in writing;

(ii)	approved or agreed to in writing by the Company, the Purchaser and Digital River;

(iii)	contained in a written document which is filed with the Court; and

(iv)	if made following the Company Meeting, approved by the Court and communicated to the Company Securityholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting, provided that the Purchaser and Digital River have consented to such amendment, modification or supplement in writing, with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if such amendment, modification or supplement:

(i)	is consented to in writing by each of the Company, the Purchaser and Digital River; and

(ii)	if required by the Court or applicable law, is consented to by the Company Shareholders in the manner directed by the Court.

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser; provided, however, that any such amendment, modification or supplement concerns a matter which, in the reasonable opinion of the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interest of any Company Securityholder.

(e)
The Purchaser shall be entitled to propose an amendment, modification or supplement to this Plan of Arrangement at any time prior to the Effective Date and, unless such proposal shall be adverse to the financial or economic interests of any Company Securityholder, the Company shall propose and implement such amendment, modification or supplement in accordance with the process described in paragraphs (a) to (c), as may be applicable.

6.2	Termination

This Plan of Arrangement may be terminated or withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 7
FURTHER ASSURANCES

Notwithstanding that the transactions set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement pursuant to Section 192 of the BCBCA, without any further act or formality by the Company, the Purchaser or Digital River or any other person, each of the Company, the Purchaser or Digital River will make, do and execute, or cause to be made, done or executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out herein.

Appendix C

INTERIM ORDER

Form 35 (Rules 8-4(1), 13-1(3) and 17-1(2))

No. ___________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

- and -

IN THE MATTER OF A PROPOSED ARRANGEMENT AMONG DIGITAL RIVER, INC., LML ACQUISITION CORP., LML PAYMENT SYSTEMS INC. and THE SECURITYHOLDERS OF LML PAYMENT SYSTEMS INC.

LML PAYMENT SYSTEMS INC.

PETITIONER

INTERIM ORDER MADE AFTER APPLICATION

) THE HONOURABLE JUSTICE )
BEFORE	))	___/Oct/2012
))

ON THE APPLICATION of the Petitioner, LML Payment Systems Inc. (“LML”), without notice, for an interim order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c-57 (“BCBCA”) coming on for hearing at Vancouver, B.C. on ___/Oct/2012 and on hearing Oliver C. Hanson, counsel for the Petitioner, and on reading the 1st Affidavit of Patrick A. Gaines sworn [insert date] (the “Gaines Affidavit”) filed herein;

THIS COURT ORDERS that:

I.	DEFINITIONS

1.           As used in this Interim Order Made After Application (the “Interim Order”), unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the draft Notice of Special Meeting of the Shareholders and the draft Proxy Statement (collectively, the “Draft Proxy Statement”) attached as Exhibit “A” to the Gaines Affidavit.

II.	THE MEETING

2.           LML is authorized to call, hold and conduct a special meeting (the “Meeting”) of the holders (the “Shareholders”) of the common shares of LML (the “Shares”), to be held at [insert address], on [insert date] at 10:00 a.m. (Vancouver time) for the purposes of:

(a)
considering, pursuant to this Interim Order, and, if thought fit, passing, with or without variation, a special resolution of the Shareholders, the full text of which is set out in Appendix A to the Draft Proxy Statement, approving a statutory arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (“BCBCA”) pursuant to which Digital River, Inc. will, indirectly through LML Acquisition Corp., acquire all of the issued and outstanding common shares of LML, all as more fully described in the Draft Proxy Statement; and

(b)	transacting any other business that may properly come before the special meeting or any adjournment or adjournments thereof.

3.           The record date for the Meeting (the “Record Date”) for determining the Shareholders entitled to receive notice of, attend and vote at the Meeting shall be [insert date], as approved by the board of directors of LML (the “Board of Directors”), and shall not change in respect of any adjournment of the Meeting.

4.           The Meeting shall be called, held and conducted in accordance with the BCBCA, LML’s articles of incorporation and the Interim Order.

5.           The only persons entitled to attend the Meeting shall be the Shareholders as of the Record Date or their proxyholders, the Board of Directors, auditors and advisors, and any other person admitted on invitation or consent of the chair of the Meeting.

III.	ADJOURNMENTS

6.           Notwithstanding the provisions of the BCBCA, LML, if it deems it so advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or obtaining any vote of the Shareholders respecting the adjournment or postponement, and without the need for approval of the Court.  Notice of any such adjournment or postponement shall be given by such method as LML may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement, or by notice sent to the Shareholders by one of the methods specified in paragraph 9 of this Interim Order.

IV.	AMENDMENTS

7.           Prior to or after the Meeting, LML is authorized to make amendments, revisions or supplements to the Arrangement in accordance with the Arrangement Agreement without any additional notice to the Shareholders, and the Arrangement as so amended, revised and supplemented shall be the Arrangement and the subject of the Arrangement Resolution.

V.	NOTICE OF MEETING

8.           The Draft Proxy Statement is hereby deemed to be sufficient and adequate disclosure of the Arrangement and Petition to the Court in these proceedings pursuant to section 290(1)(a) of the BCBCA, and LML shall not be required to send to the Shareholders, or any person, any other or additional statement pursuant to section 290(1)(a) of the BCBCA.

VI.	METHOD OF DISTRIBUTION OF MEETING MATERIALS

9.           The Draft Proxy Statement and the form of proxy (collectively referred to as the “Meeting Materials”) with such deletions, amendments or additions thereto as counsel for LML may advise as necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be distributed not later than twenty-one (21) days prior to the Meeting as follows:

(a)
in the case of the registered Shareholders, by unregistered mail, postage prepaid addressed to each registered Shareholder at his/her last address on the books of LML, mailed at least 21 days before the Meeting;

(b)
in the case of the Board of Directors and auditors of LML, by pre-paid ordinary mail, by expedited parcel post, by email or by facsimile, by courier or by delivery in person, addressed to the individual directors and the auditors; and

(c)
in the case of holders of the non-registered Shares, by providing copies of the relevant portion of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators.

Compliance with this paragraph shall be sufficient notice of the Meeting.

10.           Accidental failure of or omission by LML to give notice of the Meeting to any one or more of the Shareholders, directors or the auditors of LML, any failure or omission to give such notice as a result of events beyond the reasonable control of LML (including, without limitation, any inability to use postal services) or the non-receipt of such notice, shall not be a breach of this Interim Order or, in relation to notice to the Shareholders, the Board of Directors or the auditors of LML, be a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceeding taken at the Meeting.  If any such failure or omission is brought to the attention of LML, then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

11.           Provided that notice of the Meeting and the provision of the Meeting Materials to the Shareholders takes place in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

VII.	DEEMED RECEIPT OF NOTICE and SERVICE OF PETITION

12.           The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been received:

(a)	in the case of mailing, when deposited in a post office or public letter box;

(b)	when provided to intermediaries and registered nominees; and

(c)	in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch.

13.           Mailing of the Notice of Hearing with the Meeting Materials in accordance with paragraph 9 of this Interim Order shall be good and sufficient service of notice of the Petition to the Court and the Gaines Affidavit on all persons who are entitled to be served.  No other form of service need be made.  No other material need be served on such persons.

VIII.	UPDATING MEETING MATERIALS

14.           Notice of any amendments, updates or supplements to any of the information provided in the Meeting Materials, if required, may be communicated to the Shareholders by press release, news release, newspaper advertisement or by notice sent to the Shareholders by one of the methods specified in paragraph 9 of this Interim Order.

IX.	QUORUM and VOTING

15.           The quorum for the Meeting shall consist of at least one person who is, or who represents by proxy, a shareholder who, in the aggregate, holds at least 33 1/3% of the outstanding Shares entitled to be voted at the Meeting.

16.           The Arrangement Resolution will be effective if passed by at least 66⅔% of the aggregate votes cast by the Shareholders as at the Record Date, present in person or represented by proxy at the Meeting, with each Shareholder having one vote for each Share.

17.           For the purposes of counting votes respecting the Arrangement Resolution, any spoiled votes, illegible votes and defective votes are deemed to be votes not cast and the Shares represented by such spoiled votes, illegible votes and defective votes will not be counted in determining the number of Shares represented at the Meeting.  In the event of broker non-votes or abstentions, such Shares will be treated as present for the purpose of determining the presence of a quorum at the Meeting, but will not be considered votes cast at the Meeting.  Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

18.           In all other respects, the terms, restrictions and conditions of the LML articles of incorporation will apply in respect of the Meeting.

X.	SCRUTINEER

19.           A representative of the Registrar and transfer agent (or any agent thereof) of LML is authorized to act as scrutineer for the Meeting.

XI.	SOLICITATION OF PROXIES

20.           LML is authorized to use proxies at the Meeting in accordance with the LML articles of incorporation.  LML is authorized, at its own expense, to solicit proxies, directly and through its directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

21.           The procedure for delivery, revocation and use of proxies at the Meeting shall be as set out in the Meeting Materials.

XII.	DISSENT RIGHTS

22.           The Shareholders have the right to dissent with respect to the Arrangement Resolution and, if the Arrangement Resolution becomes effective, to be paid the fair value of their Shares in accordance with the provisions of sections 237 to 247 of the BCBCA.  A dissenting shareholder who does not strictly comply with the dissent procedures set out in sections 237 to 247 of the BCBCA will be deemed to have participated in the Arrangement on the same basis as a non-dissenting shareholder.

23.           A dissenting Shareholder must send a written notice of dissent (the “Notice of Dissent”) to:

LML Payment Systems Inc.
Suite 1680, 1140 West Pender Street
Vancouver, British Columbia  V6E 4G1
Attention: Corporate Secretary

to be received on or before 5:00 p.m. (Vancouver time) at least two business days before the Meeting or, in case of adjournment or postponement, no later than 5:00 p.m. (Vancouver time) on the day that is two business days before the reconvened Meeting, in accordance with section 242(1)(a) of the BCBCA.

XIII.	APPLICATION FOR FINAL ORDER

24.           Upon the approval, with or without variation, by the Shareholders of the Arrangement, in the manner set forth in this Interim Order, LML may apply to this Court for an order:

(a)	approving the Arrangement pursuant to section 291(4)(a) of the BCBCA; and

(b)	declaring that the terms and conditions of the Arrangement are substantively and procedurally fair with respect to the Securityholders of LML pursuant to section 291(4)(c) of the BCBCA;

(collectively, the “Final Order”) and that the hearing of the application for the Final Order will be held on [insert date] at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, B.C. or as soon thereafter as the application for the Final Order can be heard or at such other date and time as this Court may direct.

25.           Any Securityholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order.  The Securityholders seeking to appear at the hearing of the application for the Final Order shall:

(a)	file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, with this Court; and

(b)	serve the filed Response to Petition on the Petitioner’s solicitors at:

Clark Wilson LLP

Barristers & Solicitors

Suite 800, 885 West Georgia Street

Vancouver, British Columbia, V6C 3H1

Attention: Bernard Pinsky/Oliver C. Hanson

by or before 4:00 p.m. (Vancouver time) on [insert date].

26.           In the event that the hearing for the Final Order is adjourned, only those persons who have filed and served a Response to Petition in accordance with this Interim Order need to be served and provided with notice of the adjourned hearing date.

XIV.	VARIANCE

27.           LML shall be entitled, at any time, to apply to vary this Interim Order.

28.           Rules 8 and 16 of the Supreme Court Civil Rules will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for the Petitioner,

LML Payment Systems Inc.

Lawyer: Oliver C. Hanson

BY THE COURT

Registrar

No. __________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDED

- and -

IN THE MATTER OF A PROPOSED ARRANGEMENT AMONG DIGITAL RIVER, INC., LML ACQUISITION CORP., LML PAYMENT SYSTEMS INC. and THE SECURITYHOLDERS OF LML PAYMENT SYSTEMS INC.

LML PAYMENT SYSTEMS INC.

PETITIONER

INTERIM ORDER MADE AFTER APPLICATION

Clark Wilson LLP
Barristers & Solicitors
Suite 800, 885 West Georgia Street
Vancouver, British Columbia, V6C 3H1

LAWYER:  Oliver C. Hanson
(Direct #: (604) 643-3120)

Appendix D

FAIRNESS OPINIONS

September 19, 2012

Special Committee of the Board of Directors
LML Payment Systems Inc.
1140 West Pender Street, Suite 1680
Vancouver, BC, V6E 4G1, Canada

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock (other than Digital River, as defined below) (collectively the “Stockholders”) of LML Payment Systems Inc. (the Company”) of the $3.45 per share in cash (the “Merger Consideration”) proposed to be paid to the Stockholders pursuant to an Arrangement Agreement dated as of September 19, 2012 (the “Transaction Agreement”) by and among the Company and LML Acquisition Corp., a newly incorporated indirectly wholly-owned British Columbia subsidiary (the “Buyer”) of Digital River, Inc. (“Digital River”).  Pursuant to the terms of and subject to the conditions set forth in the Transaction Agreement, the share capital of the Company will be acquired by the Buyer (the “Transaction”).

In connection with our review of the proposed Transaction and the preparation of our opinion herein, we have examined: (a) the Transaction Agreement; (b) certain audited historical financial statements of the Company for the three years ended March 31, 2012; (c) the unaudited financial statements of the Company for the three months ended June 30, 2012; (d) certain internal business, operating and financial information and forecasts of the Company (the “Forecasts”), prepared by the senior management of the Company; (e) information regarding publicly available financial terms of certain other business combinations we deemed relevant; (f) the financial position and operating results of the Company compared with those of certain other publicly traded companies we deemed relevant; (g) current and historical market prices and trading volumes of the common stock of the Company; and (h) certain other publicly available information on the Company.  We have also held discussions with members of the senior management of the Company to discuss the foregoing, have considered other matters which we have deemed relevant to our inquiry and have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant.  In connection with our engagement, we were requested to approach, and held discussions with, third parties to solicit indications of interest in a possible acquisition of the Company.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all the information examined by or otherwise reviewed or discussed with us for purposes of this opinion including without limitation the Forecasts provided by senior management.  We have not made or obtained an independent valuation or appraisal of the assets, liabilities or solvency of the Company.  We were similarly not engaged to review any legal, tax or accounting aspects of the Transaction and accordingly express no view thereon.  We have been advised by the senior management of the Company that the Forecasts examined by us have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the Company, as the case may be.  In that regard, we have assumed, with your consent, that, (i) the Forecasts will be achieved in the amounts and at the times contemplated thereby and (ii) all material assets and liabilities (contingent or otherwise) of the Company are as set forth in the Company’s financial statements or other information made available to us.  We express no opinion with respect to the Forecasts or the estimates and judgments on which they are based. We did not consider and express no opinion as to the amount or nature of the compensation to any of the Company’s officers, directors or employees (or any class of such persons) relative to the compensation to other stockholders.  Our opinion herein is based upon economic, market, financial and other conditions existing on, and other information disclosed to us as of, the date of this letter.  It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion.  We have relied as to all legal matters on advice of counsel to the Company, and have assumed that the Transaction will be consummated in accordance with applicable laws and on the terms described in the Transaction Agreement, without any waiver of any material terms or conditions by the Company.

William Blair & Company has been engaged in the investment banking business since 1935.  We continually undertake the valuation of investment securities in connection with public offerings, private placements, business combinations, estate and gift tax valuations and similar transactions.  In the ordinary course of our business, we may from time to time trade the securities of the Company and/or Digital River, or their respective affiliates, for our own account and for the accounts of customers, and accordingly may at any time hold a long or short position in such securities.  We have acted as the investment banker to the Company in connection with the Transaction and will receive a fee from the Company for our services, a significant portion of which is contingent upon consummation of the Transaction.  In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement.

Our investment banking services and our opinion were provided for the use and benefit of the Special Committee of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Transaction Agreement.  Our opinion is limited to the fairness, from a financial point of view, to the Stockholders of the Merger Consideration in connection with the Transaction, and we do not address the merits of the underlying decision by the Company to engage in the Transaction and this opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the proposed Transaction.  It is understood that this letter may not be disclosed or otherwise referred to without prior written consent, except that the opinion may be included in its entirety in a proxy statement mailed to the stockholders by the Company with respect to the Transaction. This opinion has been reviewed and approved by our Fairness Opinion Committee.

Based upon and subject to the foregoing, it is our opinion as investment bankers that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the Stockholders.

Very truly yours,

/s/ William Blair & Company

WILLIAM BLAIR & COMPANY, L.L.C.

PRIVATE AND CONFIDENTIAL

October 1, 2012

LML Payment Systems Inc.
1680 – 1140 West Pender Street
Vancouver, BC
V6E 4G1

Attention:	Board of Directors

Dear Sirs and/or Madams:

Re:	LML Payment Systems Inc.
Fairness Opinion1

MNP understands that LML Payment Systems Inc. (“LML” or the “Company”) and Digital River, Inc. (“Digital River”) propose to enter into an agreement through which Digital River would acquire all of the issued and outstanding common shares of the Company (the “Proposed Transaction”) for consideration of US$3.45 per common share (the “Consideration”).  The terms of the Proposed Transaction will be more fully described in an information circular and proxy statement of the Company which will be mailed to holders of common shares in connection with the proposed agreement.

The Company has retained MNP to provide advice and assistance to the Board of Directors of LML (the “Board”) including the preparation and delivery to the Board a Fairness Opinion in conformity with the Practice Standards of the Canadian Institute of Chartered Business Valuators (the “CICBV”).  Our Fairness Opinion will provide the Board with our opinion as to the fairness of the Consideration from a financial point of view to the common shareholders.  As requested by the Board, the effective date of the Fairness Opinion is September 21, 2012 (the “Valuation Date”).  MNP has not prepared a valuation of the Company nor the common shares and the Fairness Opinion should not be construed as such.

MNP’s compensation for the Fairness Opinion was not contingent upon an action or event resulting from the use of this Fairness Opinion.

1 As defined by the Canadian Institute of Chartered Business Valuators.

LML Payment Systems Inc.
October 1, 2012

Qualifications of MNP

MNP is the 7th largest chartered accountancy and business advisory firm in Canada and the 4th largest in British Columbia.  Founded in 1945, MNP has grown from a single office in Manitoba to more than 80 locations with over 2,800 team members across Canada including over 300 partners.  MNP is a member of the Praxity affiliation of accounting and advisory firms, and benefits from the shared knowledge and resources of affiliates.

MNP’s Valuation Practice has broad experience in completing assignments involving the valuation of companies and assets for various purposes including transactions involving publically traded companies, financial reporting, income tax compliance and planning, dispute resolution, economic loss quantification, among others.  Our team of valuators, who have professional designations including Chartered Business Valuator and Chartered Accountant, has experience with the preparation of Fairness Opinions.

This Fairness Opinion was prepared by Michael Sileika, lead MNP partner for valuation services in British Columbia.  Mr. Sileika is a Chartered Accountant and a Chartered Business Valuator with over ten years of valuation and valuation related experience.  All MNP staff involved in the preparation of this Fairness Opinion were under the direct supervision of Mr. Sileika.

Relationship with Interested Parties

Neither MNP, nor the principals or any of its employees, affiliates or associates is an insider, associate or affiliate of LML, Digital River or any of their respective associates or affiliates in connection with any matter.

Neither MNP, nor the principals or any of its employees, affiliates or associates have a financial interest in the completion of the transaction.  The compensation received for undertaking this assignment is in no way dependent in whole or in part on the agreement, arrangement or an understanding that gives a financial incentive in respect of the conclusion reached or the outcome of the transaction.

Neither MNP, nor the principals or any of its employees, affiliates or associates is acting as an advisor to LML in connection with any matter, including other advisory service, other than providing the Fairness Opinion to the Board as described herein and an estimate level opinion of fair market value (the “Valuation”) of LML as at May 31, 2012.  An engagement contract with LML dated June 12, 2012 for the Valuation outlined the terms of service including compensation; in particular that compensation payable to MNP was not contingent in whole or in part on the conclusions reached in the Valuation.

There are no understandings, agreements or commitments between MNP and LML or any of their respective associates or affiliates with respect to any future business dealings.

Scope of Review and Scope of Restrictions

The Scope of Review describes the information that we have reviewed and relied upon in arriving at our Fairness Conclusion.  This information is listed in Exhibit A.

Our conclusions contained herein should not be construed as a recommendation to vote in favour of or against the Proposed Transaction. No opinion, advice, or interpretation is intended in matters that require legal or other appropriate professional advice, and we have not provided such advice to LML or Digital River. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

MNP has relied upon the completeness, accuracy and fair presentation of all of the financial and other factual information, data, advice, opinions or representations obtained by it from public sources and management of LML (“Management”). Our conclusion is conditional upon the completeness, accuracy and fair presentation of such information. Subject to the exercise of professional judgment, MNP has not attempted to verify independently the accuracy, completeness or fair presentation of information obtained.

LML Payment Systems Inc.
October 1, 2012

The Fairness Opinion is given as of the Valuation Date of September 21, 2012, on the basis of prevailing securities markets, economic, financial, and general business conditions, and the condition, prospects, financial and otherwise, for the Company as they were reflected in the information and explanations obtained from Management and reviewed by us. MNP disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which would have been known or expected to be known as at the date of the Fairness Opinion, but which may come to our attention after the aforementioned date.

In our analysis in connection with the preparation of the Fairness Opinion, MNP made many assumptions with respect to industry performance, general business and economic conditions, and other matters, which are beyond the control of MNP or the Company.

We have not been engaged or authorized to solicit bids for the Company or the shares, nor have we been engaged to propose alternatives to any proposed transactions recommended or considered by LML or Digital River.

This Fairness Opinion must be considered in its entirety by the reader, as selecting and relying on only specific portions of the analyses or factors considered by us, without considering all factors and analyses together, could result in the misinterpretation of the comments and the conclusions therefrom. It is not appropriate to extract partial analyses or make summary descriptions. Any attempt to do so could lead to undue emphasis on a particular factor or analysis.

We reserve the right (but will be under no obligation) to review all calculations contained in our Fairness Opinion and, if we consider it necessary, to revise our valuation conclusion in light of any information existing at the Valuation Date which becomes known to us after the date of our Fairness Opinion.

Assumptions

Prior to reaching our determination on the conclusion noted herein, we have assumed the following:

•	There has been full disclosure of any independent offers to purchase the shares or significant assets of the Company by others;

•	The financial forecasts as provided by Management have been prepared with a reasonable degree of care and attention to reflect the judgment of Management;

•	Relied on Management’s written representations to us as to the completeness of the disclosure of material information and facts available up to the date of the Fairness Opinion;

•	The Company is expected to continue as a going concern into the foreseeable future;

•	In arriving at the conclusion set out herein, we have assumed that all quantitative and qualitative information provided to us is complete and accurate;

•
The financial statements and/or financial information provided to us and upon which we have relied in arriving at the conclusion expressed herein, present fairly, in all material respects, the financial position of the Company as well as the results of operations for the relevant periods, and include all, and only, the revenues, expenses, assets and liabilities of the Company;

•	The Company has no significant undisclosed liabilities, contractual obligations, substantial commitments or litigation, pending or threatened;

•
There were no significant events subsequent to the Valuation Date but prior to the date of our report that would materially impact on either the Company’s expected future operations, or its current financial position;

•	The financial information referred to under “Scope of Review” are complete in all material aspects;

•	The financial statements of the Company contain all, and reflect only those, revenues, expenses, assets and liabilities of the Company;

~~•~~	The reported net book value of all the recorded assets and liabilities of the Company fairly approximates their respective fair market value; and,

LML Payment Systems Inc.
October 1, 2012

~~•~~
MNP has been engaged to prepare a Fairness Opinion of the Proposed Transaction, and is not expressing an opinion as to the value of the common shares of LML and this Fairness Opinion should not be constructed as such.

The preparation of a fairness opinion is a complex process and our opinion was arrived at giving consideration to our analyses viewed as a whole and is not susceptible to partial analysis.

Overview of the Company

Based in Vancouver, British Columbia, LML Payment Systems Inc. is a provider of payment processing solutions.  LML is incorporated under the laws of the Yukon Territory and its shares are publicly traded on the NASDAQ, under the ticker ‘LMLP’.  LML has approximately 28.2 million shares outstanding and 29.8 million fully diluted shares.  The Company operates in three business segments, including:

•	Transaction payment processing (“TPP”);

•	Intellectual property licensing (“IPL”); and,

•	Check processing (“CP”).

In addition to the Vancouver headquarters, the Company maintains data centers in Victoria, BC; Saanich, BC; and, Toronto, ON.  The Company also has an office in the state of Kansas in the United States that is used for check processing operations.

As of the Valuation Date, the Company employed approximately 64 full-time employees out of its 5 locations.

We understand that prior to June 2007 the Company’s principal source of revenue was from the CP business segment.  On June 30, 2007 the Company completed the acquisition of Beanstream Internet Commerce Inc. (“Beanstream”), a provider of transaction payment processing services.  Beanstream became the TPP business segment.  Since the acquisition of Beanstream, transaction payment processing has become the Company’s principal source of revenue.  Management expects this to continue for the foreseeable future.

The IPL business segment generates revenue through licensing of the Company’s patents to third parties.  The patents will expire in 2013 and all revenue generation from this business segment will cease.

Methodology Applied in Performing Fairness Analysis

The assessment of fairness, from a financial point of view, must be determined in the context of the Proposed Transaction.  In considering the fairness of the Proposed Transaction, from a financial point of view, to the shareholders of LML, we have considered a number of matters including, but not limited to the following:

Primary Approach

•	Discounted cash flow approach – analysis of the present value of the future cash flows of LML;

Corroborative Approaches

•	Market premium approach – analysis of premiums paid over pre-announcement share price for public traded companies;

•	Market approach – quantitative analysis of comparable transactions;

•	Market approach – quantitative analysis of LML’s acquisition of Beanstream; and,

•	Market approach – analysis of comparable public traded companies.

LML Payment Systems Inc.
October 1, 2012

Discounted Cash Flow Valuation Approach

We applied the discounted cash flow approach as our primary approach for assessing the fairness of the Proposed Transaction. We believe the discounted cash flow approach is the most suitable approach for the purpose of this Fairness Opinion as the future cash flows of the Company have been reasonably forecasted by Management and are expected to differ from historical results as a result of various business changes.  Estimated future benefits that accrue to shareholders are discounted at a rate appropriate for the risks associated with those benefits.

We then compared the discounted cash flow analysis conclusion to the Consideration offered in the Proposed Transaction.

Market Premium Approach

We reviewed completed market transactions to identify the premium paid by acquiring companies over pre-transaction announcement trading price of the acquired companies.  We identified two distinct ranges of premiums as follows:

•	Somewhat comparable companies; and,

•	Recent equity transactions.

The range, median and average of the identified premiums were compared to the market premium implied in the Proposed Transaction.

Market Approach

The market approach summarizes various value measures based upon actual sales of businesses or trading price of shares of public traded companies.  We reviewed two financial indicators as measures of value, Earnings before Interest Taxes Depreciation and Amortization (“EBITDA”) to Value, and Revenue to Value.  Value is expressed as both enterprise value and equity value. Enterprise value is a combination of the Consideration offered plus interest bearing liabilities assumed less excess cash.  Equity value is expressed as total Consideration offered by Digital River to LML shareholders.   Our analysis consisted of the following three approaches:

•	We identified and reviewed publically available information for transaction multiples paid in the market for somewhat comparable companies;

•	Since the future cash flows of LML will be largely derived from revenue generated by TPP, the former Beanstream division, we reviewed the historical valuation multiples paid for Beanstream; and,

•	We analyzed somewhat comparable public traded companies for valuation multiples implied in publically available market data.

For the purpose of the Fairness Opinion, we considered the market approaches employed to be corroborating support for the primary approach.  Although no single market indicator can be considered perfectly comparable to the Proposed Transaction, overall they provide support for the primary approach.  We reviewed the implied value range of LML based on the various EBITDA to value and revenue to value ranges identified in the market approach and compared them to the Consideration in the Proposed Transaction.

LML Payment Systems Inc.
October 1, 2012

Fairness Opinion

Based upon our scope of review, analysis, qualifications, assumptions, and subject to the foregoing, MNP is of the opinion that, as at the date hereof, the Proposed Transaction is fair, from a financial point of view, to the shareholders of LML.

Yours sincerely,

MNP llp

Per:
Michael Sileika, CA, CBV
Valuation and Litigation Support

LML Payment Systems Inc.
October 1, 2012

Exhibit A: Scope of Review

Prior to reaching our determination on the conclusion noted herein, we examined and relied, without audit or verification by us, primarily upon the subsequent information:

•	The audited consolidated financial statements of the Company, as audited by Grant Thornton LLP, for the fiscal years ended March 31, 2008 through 2012, inclusive;

•	The Company’s corporate income tax return for the fiscal year ended March 31, 2011 for Canada and United States;

•	The Company’s United States Securities and Exchange Commission Form 10-K for the fiscal years ended March 31, 2008 through 2012, inclusive;

•	The Company’s United States Securities and Exchange Commission Form 10-Q for the quarterly period ended June 30, 2012;

•	The Company’s United States Securities and Exchange Commission Form 8-K dated August 8, 2007, Management presentation to shareholders of the Beanstream Internet Commerce Inc. acquisition;

•	The unaudited interim financial statements of the Company, provided by management, for the interim period ended July 31, 2012;

•	The financial forecast of the Company, as provided by Management, for the fiscal years ended

March 31, 2013 through 2017, inclusive;

•	The Company’s 2012 Annual Report;

•	Information obtained through our meetings and discussion with officers of LML, including, Mr. Greg A. MacRae, Board of Directors; and, Mr. Richard R. Schulz, Controller and Chief Accounting Officer;

•	Information located in the Company’s online dataroom, including, but not limited to:

•	Financial information;

•	Sales and marketing;

•	Contracts and agreements; and,

•	Corporate information.

•
A letter of representation obtained from the management of LML Payment System Inc. wherein they confirmed certain representations and warranties that they have made to us, including a general representation that they have no information or knowledge of any facts or material information not specifically noted in this Fairness Opinion which, in their view, would reasonably be expected to affect the fairness conclusions expressed herein;

•	The Purchase Price Allocation Report in regards to LML’s acquisition of Beanstream Internet Commerce Inc., as prepared by Wolrige Mahon LLP, dated January 31, 2008;

•	Overview of LML’s corporate website, www.lmlpayment.com;

•	A review of LML’s corporate presentation, titled, Executive Briefing Book, as provided by Management;

•	Our review of Digital River’s corporate website, www.digitalriver.com;

•	A review of Digital River’s Letter of Indication and Letter Agreement to LML Payments Solutions Inc., dated August 10, 2012;

•	Pratt’s Stats, Business Valuation Resource. www.bvmarketdata.com;

•	Information from Capital IQ, Inc. website, www.capitaliq.com, including, but not limited to the following:

•	Market information;

•	Comparable companies and transactions; and,

•	Guideline companies information.

LML Payment Systems Inc.
October 1, 2012

•	Various Standard & Poor’s equity research reports;

•	Bank of Canada, Rates and Statistics, including:

•	Government of Canada benchmark bond yields - 10 year;

•	Prime business interest rate; and,

•	Consumer price index.

•	Various industry databases, including, but not limited to the following:

•	First Research, Inc; and,

•	IBISWorld Inc.

•	International Equity Risk Premia Report 2012, Morningstar Inc.; and,

•	Ibbotson SBBI 2012 Valuation Yearbook: Market Results for Stocks, Bonds, Bills, and Inflation, Morningstar Inc.

We have not audited or otherwise verified the accuracy or completeness of the information relied upon in preparing our Estimate Valuation Report, except as specifically disclosed herein.

Should any of the above noted information not be factual or correct our valuation conclusion, as expressed herein, may be materially different.

Appendix E

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Sections 237 to 247

Division 2 — Dissent Proceedings

Definitions and application

237	(1)	In this Division:

"dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

"notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

"payout value" means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)	This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238	(1)	A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2)	A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)	Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239	(1)	A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3)            If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)           If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240  (1)                   If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)           If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)           If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)           Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241          If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242  (1)   A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)           A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)           A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)           A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

(5)           The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243	(1)	A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)	A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244  (1)   A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)	The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3)	After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)           Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)           Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)           A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245  (1)    A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)           A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3)           Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)           If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246           The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247           If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

Appendix F

NOTICE OF HEARING

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED

- and -

IN THE MATTER OF A PROPOSED ARRANGEMENT AMONG DIGITAL RIVER, INC., LML ACQUISITION CORP., LML PAYMENT SYSTEMS INC. and THE SECURITYHOLDERS OF LML PAYMENT SYSTEMS INC.

LML PAYMENT SYSTEMS INC.
PETITIONER

NOTICE OF HEARING OF PETITION

TO:	THE SECURITYHOLDERS OF LML PAYMENT SYSTEMS INC.

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by the Petitioner, LML Payment Systems Inc.  (“LML”), in the Supreme Court of British Columbia for approval of a plan of arrangement (the “Plan of Arrangement”), pursuant to the Business Corporations Act, S.B.C. 2002, Chapter 57, as amended;

AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application of the Supreme Court of British Columbia, pronounced [insert date], the Court has given directions as to the calling of a special meeting of the holders of common shares of LML (the “Shareholders”) for the purpose of, among other things, considering, voting upon and approving the Plan of Arrangement;

AND NOTICE IS FURTHER GIVEN that an application for a Final Order approving the Plan of Arrangement shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on [insert date], at 9:45 am (Vancouver time), or so soon thereafter as counsel may be heard (the "Final Application").

IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the Final Application if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition in the form prescribed by the Supreme Court Civil Rules and delivered a copy of the filed Response to Petition, together with all material on which such person intends to rely at the hearing of the Final Application, including an outline of such person's proposed submissions, to the Petitioner at the address for delivery set out below by or before 4:00 p.m. (Vancouver time) on [insert date].

The address for delivery is:

CLARK WILSON LLP
Barristers and Solicitors
Suite 800, 885 West Georgia Street
Vancouver, B.C. V6C 3H1
Attention:   Bernard Pinsky/Oliver C. Hanson

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST file and deliver a Response to Petition as described above.  You may obtain a form of Response to Petition at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

AT THE HEARING OF THE FINAL APPLICATION the Court may approve the Plan of Arrangement as presented, approve it subject to such terms and conditions as the Court deems fit or it may reject it.  If the Plan of Arrangement is approved, it will significantly affect the rights of the securityholders of LML, including the Shareholders, the holders of options of LML and the holders of warrants of LML.

IF YOU DO NOT FILE A RESPONSE TO PETITION and attend either in person or by counsel at the time of such hearing, the Court may approve the Plan of Arrangement as presented, approve it subject to such terms and conditions as the Court shall deem fit or it may reject it, all without any further notice to you.

A copy of the said Petition and other documents in the proceedings will be furnished to any Shareholder upon request in writing addressed to the Petitioner at the address for delivery set out above.

DATED at Vancouver, British Columbia, this [insert day] day of October, 2012.

Solicitors for the Petitioner,
LML Payment Systems Inc.
Bernard Pinsky

The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Computershare Investor Services Inc. or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

This Letter of Transmittal is for use only by registered shareholders, optionholders and warrantholders. Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company, trustee or other nominee should contact that nominee for assistance in depositing those shares and should follow the instructions of such nominee in order to deposit their shares.

LETTER OF TRANSMITTAL

LML PAYMENT SYSTEMS INC.

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (“Common Shares”) of LML Payment Systems Inc. (the “Corporation”) and holders of options to acquire Common Shares (each an “Option” and the holder thereof an “Optionholder”) and holders of warrants to acquire Common Shares (each a “Warrant” and the holder thereof a “Warrantholder”) in connection with the proposed arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) involving the Corporation, Digital River, Inc. (“DRIV”) and LML Acquisition Corp. (the “Purchaser”), pursuant to which, subject to receiving all required approvals and the satisfaction of certain closing conditions, all the issued and outstanding Common Shares will be acquired by Purchaser. Pursuant to the Arrangement, each Common Share will be transferred by the holder thereof in exchange for $3.45 (the “Share Consideration”) and all outstanding Options and Warrants will be transferred to the Corporation pursuant to the Arrangement in exchange for a cash payment equal to the amount by which the Share Consideration in respect of the Common Share underlying such Option or Warrant exceeds the exercise price of such Option or Warrant (the “Option Consideration” or “Warrant Consideration”, respectively).

Shareholders, Optionholders and Warrantholders are strongly urged to read the proxy statement of the Corporation dated ♦ (the “Proxy Statement”) accompanying this Letter of Transmittal, delivered in connection with the special meeting of Shareholders to be held on ♦ or any adjournment thereof (the “Meeting”). Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Proxy Statement have the meanings set out in the Proxy Statement.

IMPORTANT NOTICE

In order to receive Share Consideration in exchange for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with Computershare at the address specified below. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must be submitted in respect of the exchange of Options for the Option Consideration and the exchange of Warrants for the Warrant Consideration and must accompany all certificates for Common Shares deposited for payment pursuant to the exchange of the Common Shares for Share Consideration (collectively, the “Exchange”). Shareholders who do not deliver the certificates representing their Common Shares and all other required documents and Optionholders and Warrantholders who do not deliver all required documentation to Computershare on or before the sixth anniversary of the Effective Date: (i) will lose their right to receive Share Consideration in exchange for their Common Shares, Option Consideration in exchange for their Options or Warrant Consideration in exchange for their Warrants, as applicable; (ii) will not own any interest in the Corporation; and (iii) will not be paid any cash or other compensation in lieu thereof. See “Cancellation of Rights after Six Years” in the enclosed Instructions.

The Exchange will have important tax consequences.

For a general summary of the applicable tax considerations applicable to the Exchange, see “Canadian Material Federal Income Tax Considerations” and “Certain Material U.S. Federal Income Tax Considerations” beginning on page ♦ and page ♦ of the Proxy Statement, respectively.  Shareholders, Optionholders and Warrantholders are urged to consult their own tax advisors for advice on the tax consequences of the Arrangement.

TO:	LML ACQUISITION CORP.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC. (“Computershare”)

In connection with the Arrangement, the undersigned hereby surrenders the enclosed certificate(s) for Common Shares, details of which are as follows (please print or type):

Certificate Number(s)	Number of Common Shares	Name in Which Common Shares are Registered

NOTE:	If the space provided above is insufficient, details may be listed on a separate schedule to this Letter of Transmittal.

☐
Please check here if you are a holder of a DRS Advice rather than a physical certificate.  Please complete the letter of transmittal and return to Computershare as noted on the back page of the letter of transmittal.

In connection with the Arrangement, the undersigned hereby exchanges the following Options:

Number of Options	Number of Common Shares Issuable Upon Exercise	Exercise Price per Option	Name in Which Options are Granted

In connection with the Arrangement, the undersigned hereby exchanges the following Warrants:

Number of Warrants	Number of Common Shares Issuable Upon Exercise	Exercise Price per Warrant	Name in Which Warrants are Registered

It is understood that, upon:

(i)
receipt by Computershare of this Letter of Transmittal and, if applicable, the certificate(s) representing the Common Shares surrendered herewith (the “Deposited Shares” and together with any Options or Warrants hereby exchanged, the “Deposited Securities”), and

(ii)	completion of the Arrangement,

Computershare will, as soon as practicable, cancel the certificates(s) described above, if applicable, and send to the undersigned a cheque in the amount of the Share Consideration, Option Consideration and Warrant Consideration to which the undersigned is entitled under the Arrangement, or hold such cheque for pick-up in accordance with the instructions set out below.

The undersigned represents and warrants and covenants in favour of Purchaser that:

(i)	the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Securities;

(ii)
the undersigned has, and will have immediately prior to the Effective Time, good title to the Deposited Securities free and clear of any mortgage, hypothec, lien, pledge, assignment for security, security interest, lease or other charge or encumbrance, including the lien or retained title of a conditional vendor;

(iii)	the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Deposited Securities;

(iv)	the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Securities to any other person;

(v)	the surrender of the Deposited Securities complies with applicable laws;

(vi)	all information inserted by the undersigned into this Letter of Transmittal is accurate; and

(vii)	the undersigned irrevocably attorns to the jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under or in relation to this Letter of Transmittal.

These representations and warranties shall survive the completion of the Arrangement and the Exchange.

The undersigned acknowledges, if applicable, that as and from the Effective Time, his or her Common Shares will be deemed to be exchanged for the Share Consideration and that the undersigned’s rights as a former shareholder of the Corporation will be limited to the right to receive Share Consideration pursuant to the Arrangement.

The undersigned acknowledges, that as and from the Effective Time, his or her Options will be deemed to be exchanged for the Option Consideration and that the undersigned’s rights as a former Optionholder of the Corporation will be limited to the right to receive Option Consideration pursuant to the Arrangement.

The undersigned acknowledges, that as and from the Effective Time, his or her Warrants will be deemed to be exchanged for the Warrant Consideration and that the undersigned’s rights as a former Warrantholder of the Corporation will be limited to the right to receive Warrant Consideration pursuant to the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities. No subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Securities by or on behalf of the undersigned, unless the Deposited Securities are not taken up and paid for under the Arrangement.

The undersigned hereby acknowledges that the delivery of the Deposited Shares will be effected and the risk of loss and title to such Deposited Shares will pass only upon proper receipt thereof by Computershare.  The undersigned will, upon request, execute any signature guarantees or additional documents deemed by Computershare to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to Purchaser, effective at the Effective Time, all right, title and interest in and to the Deposited Securities and irrevocably appoints and constitutes Computershare lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares, if applicable, pursuant to the Arrangement and to effect the transfer of the Deposited Securities on the books of the Corporation.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If the Arrangement is not completed or proceeded with or is otherwise terminated in accordance with the terms of the Arrangement Agreement or Arrangement, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box D, as applicable, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the central securities register or Option register or Warrant register, as applicable, of the Corporation and all covenants and representations hereunder given by the holder shall be deemed terminated.

It is understood that the undersigned will not receive payment in respect of the Deposited Securities until the Arrangement is consummated and until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by Computershare at the office specified below, together with such additional documents as Computershare may require, and until the same are processed for payment by Computershare. The undersigned further acknowledges that the payment of the Share Consideration in respect of the Deposited Shares,  the Option Consideration in respect of Options, and the Warrant Consideration in respect of the Warrants exchanged hereby will completely discharge any obligations of the Corporation, the Purchaser and Computershare with respect to the matters contemplated by this Letter of Transmittal.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language.  En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédiges exclusivement en langue anglaise.

PLEASE COMPLETE BOXES A, D, F AND G.
PLEASE ALSO COMPLETE EITHER BOX B OR BOX C.
SEE INSTRUCTIONS BELOW.

BOX A PAYMENT INSTRUCTIONS	BOX B DELIVERY INSTRUCTIONS
Issue cheque in the name of (please print):	Issue cheque (Unless Box C is checked) to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and State or Province)	(City and State or Province)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Social Insurance, Social Security or Taxpayer Identification Number)	(Social Insurance, Social Security or Taxpayer Identification Number)

BOX C PICK-UP INSTRUCTIONS		BOX D DELIVERY INSTRUCTIONS
(in the event that the Arrangement is not completed)

☐	Hold cheque for pick-up at the office of Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J2Y1	TO BE COMPLETED BY ALL SHAREHOLDERS, OPTIONHOLDERS OR WARRANTHOLDERS BY SELECTING ONE BOX BELOW. SEE INSTRUCTIONS BELOW.

☐	Mail certificate(s) to (please fill in address for mailing)

OR

☐	Hold certificate(s) for pick-up at the office of Computershare listed in Box C

BOX E - SIGNATURE GUARANTEE	BOX F - SIGNATURE

Signature guarantee by	Dated:
(if required under Instruction 3)

Authorized Signature	(Signature of holder or Authorized Representative)

Name of Guarantor (please print or type)	(Signature of any Joint Holder)

Address (please print or type)	(Name of Authorized Representative)

(Social Insurance Number, Social Security Number or Taxpayer Identification Number)
Area code and Telephone Number

(Daytime Telephone Number of holder or Authorized Representative)

(Daytime Facsimile Number of holder or Authorized Representative)

BOX G TO BE COMPLETED BY ALL HOLDERS BY SELECTING ONE OF THE BOXES BELOW

Indicate whether you are a U.S. holder (as defined below) or are acting on behalf of a U.S. holder.

☐	The owner signing below represents that it is not a U.S. holder and is not acting on behalf of a U.S. holder;

OR

☐	The owner signing below represents that it is a U.S. holder or is acting on behalf of a U.S. holder.

A “U.S. holder” is any shareholder, optionholder or warrantholder that is either (A) providing an address above that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal tax purposes (as further described in Instruction 10).

If you are a U.S. holder or are acting on behalf of a U.S. holder, then in order to avoid United States backup withholding you must complete the Substitute Form W-9 enclosed herewith or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions.

BOX H SUBSTITUTE FORM W-9 To be completed by U.S. Residents/Citizens only )(see Instruction 10) Under penalties of perjury, I certify that:
1.
The social security or other taxpayer identification number stated below is my correct taxpayer identification number (or I am waiting for a number to be issued to me and have so indicated by writing “Applied For” in the space below for social security or taxpayer identification number),

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

(Signature of Shareholder)	(Date)

(Social Security or taxpayer identification number)

NOTE: FAILURE TO COMPLETE THIS FORM OR TO PROVIDE COMPUTERSHARE WITH A SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER MAY RESULT IN PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY CASH CONSIDERATION SUBJECT TO TAX TO BE DELIVERED TO YOU PURSUANT TO THE ARRANGEMENT.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER” ABOVE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Centre or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable cash consideration to be delivered to me thereafter may be withheld until I provide a number.

(Signature of Shareholder)	(Date)

INSTRUCTIONS

1.	Use of the Letter of Transmittal

If you are a holder of a DRS Advice rather than a physical certificate, please complete the letter of transmittal and return to Computershare as noted on the back page of the letter of transmittal.

(a)
In order to permit the timely receipt of the Share Consideration, Option Consideration and/or Warrant Consideration issuable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) representing the Deposited Shares, if applicable, be received by Computershare at the office specified below before 4:00 p.m. (Vancouver time) on ♦ or, in the case of any adjournment or postponement of the Meeting, no later than 4:00 p.m. (Vancouver time) on the business day of the reconvened Meeting. Do not send the certificates or the Letter of Transmittal to the Corporation or Purchaser.

(b)
The method used to deliver this Letter of Transmittal and any accompanying certificates representing Deposited Shares is at the option and risk of the Shareholder, Optionholder, or Warrantholder, and delivery will be deemed effective only when such documents are actually received by Computershare. The Corporation, the Purchaser and Computershare recommend that the necessary documentation be hand delivered to Computershare at the office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.	Signatures

(a)
If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)
the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

(c)
If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Shares.

3.	Guarantee of Signatures

No signature guarantee (Box E) is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered owner(s) of the Deposited Shares. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares or if the payment is to be made in a name other than the registered owner(s), such signature must be guaranteed by an Eligible Institution (defined below) by completing Box E, or in some other manner satisfactory to Computershare (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of the Corporation, DRIV, the Purchaser or Computershare, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Box B or Box C should be completed and Box D entitled “Delivery Instructions” should be completed. If those boxes are not completed, the Share Consideration, Option Consideration or Warrant Consideration, as applicable, exchanged for the Deposited Securities or the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the holders as it appears on the central securities register or Option register or Warrant register, as applicable, of the Corporation.

6.	Miscellaneous

(a)
If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, all Options or all Warrants being exchanged hereby, additional certificate numbers and number of Deposited Shares,  Options or Warrants may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares, Options or Warrants are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Deposited Securities will be accepted.

(d)
Additional copies of the Proxy Statement and the Letter of Transmittal may be obtained from Computershare or at the office specified below. The Proxy Statement and the Letter of Transmittal are also available at the website maintained by The Canadian Depository for Securities Limited www.sedar.com and at the website maintained by the Securities and Exchange Commission www.sec.gov.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Proxy Statement and discuss any questions with a tax advisor.

(f)
The Corporation and Purchaser reserve the right, if either so elects in its absolute discretion, to instruct Computershare to waive any defect or irregularity contained in the Letter of Transmittal received by it.

(g)
This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. By executing and returning this Letter of Transmittal to Computershare, you agree and irrevocably attorn to the Courts of the Province of British Columbia in respect of all matters arising under or in relation to this Letter of Transmittal.

7.	Lost Certificates

If a certificate representing the Common Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter containing details of the claim for such certificate to be lost, stolen or destroyed, to Computershare. Computershare will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide a bond satisfactory to the Corporation, Purchaser and Computershare in such sum as the Corporation, the Purchaser or Computershare may direct or otherwise indemnify the Corporation, Purchaser or Computershare in a manner satisfactory to the Corporation, Purchaser or Computershare against any claim that may be made against the Corporation, the Purchaser or Computershare with respect to the certificate alleged to have been lost, stolen or destroyed.

8.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Deposited Shares received by Computershare will be returned by you forthwith in accordance with your delivery instructions in Box D. If such Box is not completed, the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the Shareholder at the address of the Shareholder as it appears on the central securities register of the Corporation.

9.	Privacy Notice

Computershare Investor Services Inc. is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you - from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, computershare.com, or by writing us at 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

10.	U.S. Federal Income Tax and Backup Withholding – Substitute Form W-9 Instructions

The following does not constitute a summary of the tax consequences of the Arrangement and Shareholders should consult with their own tax advisors regarding the tax consequences of the Arrangement as well as any elections that may be available to mitigate certain possible adverse U.S. tax consequences.

For U.S. federal income tax purposes, a “U.S. person” is: (i) an individual who is a citizen or resident of the United States; (ii) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia; (iii) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income; or (iv) a trust if (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (b) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Each Shareholder, Optionholder or Warrantholder who is a U.S. person as described above (a “U.S. holder”) is required to provide Computershare with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided above in Box H, and to certify whether such holder is subject to backup withholding of federal income tax. If a U.S. holder has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item 2 of the Substitute Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. Failure to provide the information in the Substitute Form W-9 may subject a U.S. holder to penalties imposed by the IRS and 28% federal income tax withholding on the cash portion of the consideration paid to such holder in connection with the Arrangement. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the IRS.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or Employer Identification Number in the Substitute Form W-9 and sign and date the form. Any holder that provides a U.S. address but that is not a U.S. holder should complete the appropriate IRS Form W-8, available from the IRS website at www.irs.gov.

If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in the Substitute Form W-9 and Computershare is not provided with a TIN within 60 days, Computershare may withhold 28% of all cash consideration due to such holder in connection with the Arrangement until a TIN is provided to Computershare.

A U.S. HOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL MAY BE SUBJECT TO PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF THE CASH PAYMENTS OR TRANSFERS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. COMPUTERSHARE CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS AND OPTIONHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH HOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

INQUIRIES:

COMPUTERSHARE INVESTOR SERVICES INC.

Toll-Free [North America]: 1-800-564-6253
Email: corporateactions@computershare.com
Website: www.computershare.com

By Mail:

Computershare Investor Services Inc.
P.O. Box 7021, 31 Adelaide St. East
Toronto, ON M5C3H2
Attention: Corporate Actions

By Hand or by Courier or by Registered Mail:

Computer Investor Services Inc.
9th Floor, 100 University Avenue
Toronto, Ontario M5J2Y1
Attention: Corporate Actions

Any questions and requests for assistance may be directed by holders of Common Shares, Options or Warrants to Computershare at the telephone number, e-mail address and location set out above.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
Sam Sample
123 Samples Street	Security Class:COMMON-NEW
Sampletown SS X9X X9X
Holder Account Number

C9999999999 I N D

Form of Proxy - Special Meeting to be held on

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1.
Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse)

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with the signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5.
The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.

6.
The securities represented by this proxy will be voted in favour or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying Proxy Statement.

9.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on  :  This Notice and Proxy Statement are available electronically at https://materials.proxyvote.com/50208p.

Proxies submitted must be received by 10:00 am, Pacific Time, on  , .

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone	To Vote Using the Internet	To Receive Documents Electronically

Call the number listed BELOW from a touch-tone telephone	Go to the following web site: www.investorvote.com Smartphone? Scan the QR Code to vote now	You can enrol to receive future securityholder communications electronically by visiting www.computershare.com/edelivery and clicking on “eDelivery Signup”.
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER	12345

Appointment of Proxyholder

I/We, being holder(s) of LML Payment Systems Inc. hereby appoint: Greg A. MacRae, or failing him, Craig Thomson	or	Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of LML Payment Systems Inc. to be held at ♦, on ♦, at 10:00 a.m. (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES

	For	Against	Abstain
1. Approval of Plan of Arrangement
To approve by special resolution, the full text of which is set out in the proxy statement of the Corporation dated ♦, 2012 (the “Proxy Statement”), the plan of arrangement under section 288 of the Business Corporations Act (British Columbia), involving the Corporation, LML Acquisition Corp. and Digital River, Inc., as more fully described in the Proxy Statement.
	☐	☐	☐

Transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.
mm/dd/yy